                                         [JANUS LOGO]

                   Janus Aspen Series

                              PROSPECTUS
                              MAY 1, 1999
                              Growth Portfolio
                              Aggressive Growth Portfolio
                              Capital Appreciation Portfolio
                              International Growth Portfolio
                              Worldwide Growth Portfolio
                              Balanced Portfolio
                              Flexible Income Portfolio

                   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [JANUS LOGO]

                This prospectus describes seven mutual funds (the "Portfolios") with a variety of investment objectives, including growth of capital, current income and a combination of growth and income. Each Portfolio of Janus Aspen Series currently offers two classes of shares. The Institutional Shares, (the "Shares"), are sold under the name of "Janus Aspen Series" and are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts, as well as certain qualified retirement plans.

                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

                                                               Table of contents

                RISK/RETURN SUMMARY
                   Growth Portfolios........................................    2
                   Balanced Portfolio.......................................    7
                   Flexible Income Portfolio................................    9
                   Fees and expenses........................................   11
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Growth Portfolios........................................   12
                   Balanced Portfolio.......................................   14
                   Flexible Income Portfolio................................   15
                   General portfolio policies...............................   16
                   Risks for Growth, Global Growth and Balanced
                   Portfolios...............................................   19
                   Risks for Flexible Income Portfolios.....................   20
                   Risks Common to All Portfolios...........................   21
                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   23
                   Management expenses and expense limits...................   23
                   Investment personnel.....................................   24
                OTHER INFORMATION...........................................   26
                DISTRIBUTIONS AND TAXES
                   Distributions............................................   27
                   Taxes....................................................   27
                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..............................   28
                   Purchases................................................   28
                   Redemptions..............................................   28
                   Shareholder communications...............................   29
                FINANCIAL HIGHLIGHTS........................................   30
                GLOSSARY
                   Glossary of investment terms.............................   37
                RATING CATEGORIES
                   Explanation of rating categories.........................   41


                                                            Table of contents  1

Risk return summary

GROWTH PORTFOLIOS

          The Growth Portfolios are designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE GROWTH PORTFOLIOS?

--------------------------------------------------------------------------------

          DOMESTIC GROWTH PORTFOLIOS

          - GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          - AGGRESSIVE GROWTH PORTFOLIO AND CAPITAL APPRECIATION PORTFOLIO seek long-term growth of capital.

          GLOBAL GROWTH PORTFOLIOS

          - INTERNATIONAL GROWTH PORTFOLIO seeks long-term growth of capital.

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          The Portfolios' Trustees may change these objectives without a shareholder vote and the Portfolios will notify you of any changes that are material. If there is a material change to a Portfolio's objective or policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE GROWTH PORTFOLIOS?

          The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look for companies with earnings growth potential one at a time. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of a Portfolio's assets may be in cash or similar investments.

          GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          AGGRESSIVE GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.

          CAPITAL APPRECIATION PORTFOLIO invests primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

          INTERNATIONAL GROWTH PORTFOLIO normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries, or even a single country.

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

 2 Janus Aspen Series

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE GROWTH PORTFOLIOS?

          The biggest risk is that the Portfolios' returns may vary, and you could lose money. If you are considering investing in any of the Growth Portfolios, remember that they are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of a Portfolio may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio could also decrease if the stock market goes down. If the value of a Portfolio decreases, its net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you would get back less money.

          INTERNATIONAL GROWTH PORTFOLIO AND WORLDWIDE GROWTH PORTFOLIO may have significant exposure to foreign markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

          AGGRESSIVE GROWTH PORTFOLIO AND CAPITAL APPRECIATION PORTFOLIO are nondiversified. In other words, they may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on a Portfolio's NAV and total return.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          The following information provides some indication of the risks of investing in the Growth Portfolios by showing how each of the Growth Portfolios' performance has varied over time. The bar charts depict the change in performance from year-to-year during the period indicated, but do not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolios do not impose any sales or other charges that would affect total return computations. Total return figures include the effect of each Portfolio's expenses, but do not include fees and expenses. The tables compare the average annual returns for the Shares of each Portfolio for the periods indicated to a broad-based securities market index.

                                                          Risk return summary  3

           GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Growth Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                      2.76%   30.17%   18.45%   22.75%   35.66%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  27.71%  Worst Quarter 3rd-1998 (10.92%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Growth Portfolio - Institutional Shares                   35.66%    21.41%         20.91%
                S&P 500 Index*                                            28.74%    24.08%         23.06%
                                                                      ----------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

           AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Aggressive Growth Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                     16.33%   27.48%    7.95%   12.66%   34.26%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  34.65%  Worst Quarter 3rd-1998 (14.98%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Aggressive Growth Portfolio - Institutional Shares        34.26%    19.35%         21.96%
                S&P 400 Mid Cap Index*                                    18.25%    18.67%         18.06%
                                                                      ----------------------------------------

           * The S&P 400 Mid Cap Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

 4 Janus Aspen Series

           CAPITAL APPRECIATION PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Capital Appreciation Portfolio - Institutional Shares for 1998:

           Annual returns for periods ended 12/31

                                                                         58.11%
                                                                          1998

           The percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  33.98%  Worst Quarter 3rd-1998 (9.98%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                           Since Inception
                                                                                 1 year       (5/1/97)
                Capital Appreciation Portfolio - Institutional Shares            58.11%        51.65%
                S&P 500 Index*                                                   28.74%        31.38%
                                                                             -----------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

           INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for International Growth Portfolio - Institutional Shares from 1995 through 1998:

           Annual returns for periods ended 12/31

                                              23.15%   34.71%   18.51%   17.23%
                                               1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  16.63%  Worst Quarter 3rd-1998 (17.76%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                           Since Inception
                                                                                 1 year       (5/2/94)
                International Growth Portfolio - Institutional Shares            17.23%        18.87%
                Morgan Stanley Capital International EAFE Index*                 20.00%         8.11%
                                                                             -----------------------------

           * The Morgan Stanley Capital International EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of 20 Developed Market countries in Europe, Australasia and the Far East.

                                                          Risk return summary  5

           WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Worldwide Growth Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                      1.53%   27.37%   29.04%   22.15%   28.92%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  20.87%  Worst Quarter 3rd-1998 (16.03%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Worldwide Growth Portfolio - Institutional Shares         28.92%    21.32%         24.06%
                Morgan Stanley International Worldwide Index*             24.34%    15.68%         14.39%
                                                                      ----------------------------------------

           * The Morgan Stanley International Worldwide Index is a market capitalization weighted index composed of countries representative of the market structure of 47 Developed and Emerging Markets.

          The Growth Portfolios' past performance does not necessarily indicate how they will perform in the future.

 6 Janus Aspen Series

BALANCED PORTFOLIO

          The Balanced Portfolio is designed for investors who primarily seek growth of capital with current income. It is not designed for investors who desire a consistent level of income.

1. WHAT IS THE INVESTMENT OBJECTIVE OF BALANCED PORTFOLIO?

--------------------------------------------------------------------------------

          - BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

          The Trustees may change this objective without a shareholder vote and the Portfolio will notify you of any changes that are material. If there is a material change to the Portfolio's objective or policies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF BALANCED PORTFOLIO?

          The portfolio manager applies a "bottom up" approach in choosing investments. In other words, he looks mostly for equity and income-producing securities that meet his investment criteria one at a time. If the portfolio manager is unable to find such investments, much of the Portfolio's assets may be in cash or similar investments.

          Balanced Portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income securities.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN BALANCED PORTFOLIO?

          The biggest risk is that the Portfolio's returns may vary, and you could lose money. If you are considering investing in Balanced Portfolio, remember that it is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of the Portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Portfolio could also decrease if the stock market goes down. If the value of the Portfolio decreases, its NAV will also decrease, which means if you sell your shares in the Portfolio you would get back less money.

          The income component of the Portfolio's holdings includes fixed-income securities. A fundamental risk to the income component is that the value of these securities will fall if interest rates rise. Generally, the value of a fixed-income portfolio will decrease when interest rates rise, which means the Portfolio's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

          An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                          Risk return summary  7

          The following information provides some indication of the risks of investing in Balanced Portfolio by showing how Balanced Portfolio's performance has varied over time. The bar chart depicts the change in performance from year-to-year during the period indicated, but does not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Shares of the Portfolio for the period indicated to a broad-based securities market index.

           BALANCED PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Balanced Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                      0.84%   24.79%   16.18%   22.10%   34.28%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  20.32%  Worst Quarter 3rd-1998 (4.97%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Balanced Portfolio - Institutional Shares                 34.28%    19.11%         19.53%
                S&P 500 Index*                                            28.74%    24.08%         23.06%
                Lehman Brothers Gov't/Corp Bond Index**                    9.47%     7.30%          6.90%
                                                                      ----------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
          ** Lehman Brothers Gov't/Corp Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.

          Balanced Portfolio's past performance does not necessarily indicate how it will perform in the future.

 8 Janus Aspen Series

FLEXIBLE INCOME PORTFOLIO

          Flexible Income Portfolio is designed for long-term investors who primarily seek current income.

1. WHAT IS THE INVESTMENT OBJECTIVE OF FLEXIBLE INCOME PORTFOLIO?

--------------------------------------------------------------------------------

          - FLEXIBLE INCOME PORTFOLIO seeks to obtain maximum total return, consistent with preservation of capital.

          The Trustees may change the objective without a shareholder vote and the Portfolio will notify you of any changes that are material. If there is a material change to the Portfolio's objective or policies, you should consider whether it remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF FLEXIBLE INCOME PORTFOLIO?

          In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio manager applies a "bottom up" approach in choosing investments. In other words, he looks mostly for income-producing securities that meet his investment criteria one at a time. If the portfolio manager is unable to find such investments, the Portfolio's assets may be in cash or similar investments.

          Flexible Income Portfolio invests primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its assets in income-producing securities. The Portfolio may own an unlimited amount of high-yield/high-risk fixed-income securities, and these securities may be a big part of the portfolio.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN FLEXIBLE INCOME PORTFOLIO?

          Although Flexible Income Portfolio may be less volatile than funds that invest most of their assets in common stocks, the Portfolio's returns and yields will vary, and you could lose money.

          The Portfolio invests in a variety of fixed-income securities. A fundamental risk is that the value of these securities will fall if interest rates rise. Generally, the value of a fixed-income portfolio will decrease when interest rates rise, which means the Portfolio's NAV will likewise decrease. Another fundamental risk associated with fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

          Flexible Income Portfolio may invest an unlimited amount of its assets in high-yield/high-risk securities, also known as "junk" bonds which may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These securities generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and NAV of the Portfolio may vary significantly, depending upon its holdings of junk bonds.

          An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                          Risk return summary  9

          The following information provides some indication of the risks of investing in Flexible Income Portfolio by showing how Flexible Income Portfolio's performance has varied over time. The bar chart depicts the change in performance from year-to-year during the period indicated, but does not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Shares of the Portfolio for the periods indicated to a broad-based securities market index.

           FLEXIBLE INCOME PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Flexible Income Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                    (0.91%)  23.86%    9.19%   11.76%    9.11%
                                      1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 2nd-1995   6.71%  Worst Quarter 1st-1996 (1.08%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                                Since Inception
                                                                           1 year    5 years       (9/13/93)
                Flexible Income Portfolio - Institutional Shares           9.11%     10.32%          9.87%
                Lehman Brothers Gov't/Corp Bond Index*                     9.47%      7.30%          6.90%
                                                                       ----------------------------------------

           * Lehman Brothers Gov't/Corp Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.

          Flexible Income Portfolio's past performance does not necessarily indicate how it will perform in the future.

 10 Janus Aspen Series

FEES AND EXPENSES

          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. All Janus funds are no-load investments, so you will not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example on the next page shows, these costs are borne indirectly by all shareholders.

          This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. The information shown is based upon gross expenses (without the effect of expense offset arrangements) for the fiscal year ended December 31, 1998. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

                                                                    Total Annual Fund                          Total Annual Fund
                                                                    Operating Expenses                         Operating Expenses
                                           Management      Other      Without Waivers          Total              With Waivers
                                              Fee         Expenses     or Reductions*  Waivers and Reductions    or Reductions*
    Growth Portfolio                         0.72%          0.03%          0.75%               0.07%                  0.68%
    Aggressive Growth Portfolio              0.72%          0.03%          0.75%                 N/A                  0.75%
    Capital Appreciation Portfolio           0.75%          0.22%          0.97%               0.05%                  0.92%
    International Growth Portfolio           0.75%          0.20%          0.95%               0.09%                  0.86%
    Worldwide Growth Portfolio               0.67%          0.07%          0.74%               0.02%                  0.72%
    Balanced Portfolio                       0.72%          0.02%          0.74%                 N/A                  0.74%
    Flexible Income Portfolio                0.65%          0.08%          0.73%                 N/A                  0.73%

--------------------------------------------------------------------------------
   * All expenses are stated both with and without contractual waivers and fee reductions by Janus Capital. Fee reductions for Growth, Aggressive Growth, Capital Appreciation, International Growth, Worldwide Growth and Balanced Portfolios reduce the Management Fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the Management Fee and then against Other Expenses.
     Janus Capital has agreed to continue the waivers and fee reductions until at least the next annual renewal of the advisory agreement.
--------------------------------------------------------------------------------

   EXAMPLE:
   THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS OR REDUCTIONS. This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Growth Portfolio                                               $ 77       $240      $  417      $  930
    Aggressive Growth Portfolio                                    $ 77       $240      $  417      $  930
    Capital Appreciation Portfolio                                 $ 99       $309      $  536      $1,190
    International Growth Portfolio                                 $ 97       $303      $  526      $1,166
    Worldwide Growth Portfolio                                     $ 76       $237      $  411      $  918
    Balanced Portfolio                                             $ 76       $237      $  411      $  918
    Flexible Income Portfolio                                      $ 75       $233      $  406      $  906

                                                         Risk return summary  11

Investment objectives, principal investment
           strategies and risks

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                  Growth Portfolio                                                 Janus Fund
                  Aggressive Growth Portfolio                           Janus Enterprise Fund
                  Capital Appreciation Portfolio                            Janus Twenty Fund*
                  International Growth Portfolio                          Janus Overseas Fund
                  Worldwide Growth Portfolio                             Janus Worldwide Fund
                  Balanced Portfolio                                      Janus Balanced Fund
                  Flexible Income Portfolio                        Janus Flexible Income Fund

          * Prior to May 1, 1999 Capital Appreciation Portfolio was managed in a similar manner to Janus Olympus Fund.

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

GROWTH PORTFOLIOS

          This section takes a closer look at the investment objectives of each of the Growth Portfolios, their principal investment strategies and certain risks of investing in the Growth Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus on pages 19-22 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

DOMESTIC GROWTH PORTFOLIOS

          GROWTH PORTFOLIO
          Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          AGGRESSIVE GROWTH PORTFOLIO
          Aggressive Growth Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 1998, they ranged from approximately $142 million to $73 billion.

 12 Janus Aspen Series

          CAPITAL APPRECIATION PORTFOLIO
          Capital Appreciation Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

GLOBAL GROWTH PORTFOLIOS

          INTERNATIONAL GROWTH PORTFOLIO
          International Growth Portfolio seeks long-term growth of capital. Normally, the Portfolio pursues its objective by investing at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

          WORLDWIDE GROWTH PORTFOLIO
          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

The following questions and answers are designed to help you better understand the Growth Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

          Each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. In other words, they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. They make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the Portfolios. Income realized on the Portfolios' investments will be incidental to their objectives.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for

            Investment objectives, principal investment strategies and risks  13

          Aggressive Growth Portfolio. Although the other Growth Portfolios offered by this Prospectus do not emphasize companies of any particular size, Portfolios with a larger asset base are more likely to invest in larger, more established issuers.

BALANCED PORTFOLIO

          This section takes a closer look at the investment objective of Balanced Portfolio, its principal investment strategies and certain risks of investing in the Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus on pages 19-22 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

          Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income securities.

The following questions and answers are designed to help you better understand Balanced Portfolio's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR BALANCED PORTFOLIO IN COMPARISON TO THE GROWTH PORTFOLIOS?

          Because income is a part of the investment objective of the Portfolio, the portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stocks for this Portfolio.

2. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED PORTFOLIO'S HOLDINGS?

          Balanced Portfolio shifts assets between the growth and income components of its holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, the Portfolio will place a greater emphasis on the growth component.

3. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED PORTFOLIO'S INVESTMENTS?

          The growth component of the Portfolio's investments is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

4. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED PORTFOLIO'S HOLDINGS?

          The income component of Balanced Portfolio will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the Portfolio if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

 14 Janus Aspen Series

FLEXIBLE INCOME PORTFOLIO

          This section takes a closer look at the investment objective of Flexible Income Portfolio, its principal investment strategies and certain risks of investing in the Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus on pages 19-22 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

          In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio manager applies a "bottom up" approach in choosing investments. In other words, he looks mostly for income-producing securities that meet his investment criteria one at a time. If the portfolio manager is unable to find such investments, much of the Portfolio's assets may be in cash or similar investments.

          Flexible Income Portfolio seeks to obtain maximum total return, consistent with preservation of capital. It pursues its objective by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its assets in income-producing securities. The Portfolio may own an unlimited amount of high-yield/high-risk securities, and these may be a big part of the portfolio. This Portfolio generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

The following questions and answers are designed to help you better understand Flexible Income Portfolio's principal investment strategies.

1. HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

          Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern. A bond fund's average-weighted effective maturity and its duration are measures of how the fund may react to interest rate changes.

2. HOW DOES FLEXIBLE INCOME PORTFOLIO MANAGE INTEREST RATE RISK?

          The Portfolio may vary the average-weighted effective maturity of its assets to reflect its portfolio manager's analysis of interest rate trends and other factors. The Portfolio's average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when the portfolio manager expects interest rates to fall. The Portfolio may also use futures, options and other derivatives to manage interest rate risks.

3. WHAT IS MEANT BY THE PORTFOLIO'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

          The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Dollar-weighted effective maturity is calculated by

            Investment objectives, principal investment strategies and risks 15 averaging the effective maturity of bonds held by the Portfolio with each effective maturity "weighted" according to the percentage of net assets that it represents.

4. WHAT IS MEANT BY THE PORTFOLIO'S "DURATION"?

          A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, the Portfolio's duration is usually shorter than its average maturity.

5. WHAT IS A HIGH-YIELD/HIGH-RISK SECURITY?

          A high-yield/high-risk security (also called a "junk" bond) is a debt security rated below investment grade by major rating agencies (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

GENERAL PORTFOLIO POLICIES

          Unless otherwise stated, each of the following policies applies to all of the Portfolios. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Portfolio's cash position to protect its assets or maintain liquidity. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly.

          When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          OTHER TYPES OF INVESTMENTS
          The Growth and Global Growth Portfolios invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks. Balanced Portfolio also invest in domestic and foreign equity securities with varying degrees of emphasis on income. The Portfolios may also invest to a lesser degree in other types of securities. These securities (which are described in the Glossary) may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk securities (less than 35% of each Portfolio's assets)

 16 Janus Aspen Series

          - options, futures, forwards and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          Flexible Income Portfolio invests primarily in fixed-income securities which may include corporate bonds and notes, government securities, preferred stock, high-yield/high-risk fixed-income securities and municipal obligations. The Portfolio may also invest to a lesser degree in other types of securities. These securities (which are described in the Glossary) may include:

          - common stocks

          - mortgage- and asset-backed securities

          - zero coupon, pay-in-kind and step coupon securities

          - options, futures, forwards and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          The Portfolios may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in special situations. A special situation arises when, in the opinion of a Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

            Investment objectives, principal investment strategies and risks  17

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment although, to a limited extent, a Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

 18 Janus Aspen Series

RISKS FOR GROWTH, GLOBAL GROWTH AND BALANCED PORTFOLIOS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities or companies with relatively small market capitalizations.

The following questions and answers are designed to help you better understand some of the risks of investing in the Growth, Global Growth and Balanced Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW DOES THE NONDIVERSIFIED STATUS OF AGGRESSIVE GROWTH PORTFOLIO AND CAPITAL APPRECIATION PORTFOLIO AFFECT THEIR RISK?

          Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of a Portfolio.

            Investment objectives, principal investment strategies and risks  19

RISKS FOR FLEXIBLE INCOME PORTFOLIO

          Because the Portfolio invests substantially all of its assets in fixed-income securities, it is subject to risks such as credit or default risks, and decreased value due to interest rate increases. The Portfolio's performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

The following questions and answers are designed to help you better understand some of the risks of investing in the Flexible Income Portfolio.

1. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

          Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

2. HOW IS CREDIT QUALITY MEASURED?

          Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's Ratings Service and Moody's Investors Service, Inc. are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to "Explanation of Rating Categories" on page 40 for a description of rating categories.

 20 Janus Aspen Series

RISKS COMMON TO ALL PORTFOLIOS

The following questions and answers discuss risks that apply to all Portfolios.

1. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

          The Portfolios may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolios' performance may depend on issues other than the performance of a particular company. These issues include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

2. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK SECURITIES?

          High-yield/high-risk securities (or "junk" bonds) are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality securities generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade debt securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

          The junk bond market can experience sudden and sharp price swings. Because Flexible Income Portfolio may invest a significant portion of its assets in high-yield/high-risk securities, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.

          Please refer to "Explanation of Rating Categories" on page 40 for a description of bond rating categories.

            Investment objectives, principal investment strategies and risks  21

3. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgement proves incorrect. Risks associated with the use of derivative instruments are described in the SAI.

4. I'VE HEARD A LOT ABOUT HOW THE CHANGE TO THE YEAR 2000 COULD AFFECT COMPUTER SYSTEMS. DOES THIS CREATE ANY SPECIAL RISKS?

          The portfolio managers carefully research each potential investment before making an investment decision and, among other things, consider Year 2000 readiness when selecting portfolio holdings. However, there is no guarantee that the information a portfolio manager receives regarding a company's Year 2000 readiness is completely accurate. If a company has not satisfactorily addressed Year 2000 issues, the Portfolio's performance could suffer.

 22 Janus Aspen Series

                                                    Management of the portfolios

INVESTMENT ADVISER

          Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

          Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

          Participating insurance companies that purchase the Portfolios' shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

MANAGEMENT EXPENSES AND EXPENSE LIMITS

          Each Portfolio pays Janus Capital a management fee which is calculated daily. The advisory agreement with each Portfolio spells out the management fee and other expenses that the Portfolios must pay. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate). In addition, the Shares of each Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

                                                          Average Daily
                                                           Net Assets         Annual Rate      Expense Limit
     Fee Schedule                                         of Portfolio       Percentage (%)    Percentage (%)
-------------------------------------------------------------------------------------------------------------
     Growth Portfolio
     Aggressive Growth Portfolio                        First $300 Million        0.75               N/A(1)
     Capital Appreciation Portfolio                     Next $200 Million         0.70
     International Growth Portfolio                     Over $500 Million         0.65
     Worldwide Growth Portfolio
     Balanced Portfolio
-------------------------------------------------------------------------------------------------------------
     Flexible Income Portfolio                          First $300 Million        0.65              1.00(2)
                                                        Over $300 Million         0.55
-------------------------------------------------------------------------------------------------------------

(1) Janus Capital has agreed to reduce Growth, Aggressive Growth, Capital Appreciation, International Growth, Worldwide Growth, and Balanced, Portfolio's management fee to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory contracts. The effective rate is the management fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). The effective rates of Janus Fund, Janus Enterprise Fund, Janus Olympus Fund, Janus Overseas Fund, Janus Worldwide Fund and Janus Balanced Fund were 0.65%, 0.69%, 0.67%, 0.66%, 0.65%, and 0.67%, respectively, for the quarter ended March 31, 1999.

(2) Janus Capital has agreed to limit the Portfolios' expenses as indicated until at least the next annual renewal of the advisory contracts.

                                                Management of the portfolios  23

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------
            is Executive Vice President and co-manager of International
            Growth Portfolio and Janus Overseas Fund which he has co-managed since May 1998 and April 1998, respectively. He served as assistant portfolio manager for these funds since 1996. He is also assistant portfolio manager for Worldwide Growth Portfolio and Janus Worldwide Fund. Mr. Chang joined Janus Capital in 1993 after receiving a Masters Degree in Political Science from Stanford University. He is a Chartered Financial Analyst.

JAMES P. CRAIG, III
--------------------------------------------------------------------------------
            is Chief Investment Officer of Janus Capital. He is Executive
            Vice President and portfolio manager of Growth Portfolio, which he has managed since inception. He has managed Janus Fund since
            1986 and has co-managed Janus Venture Fund since February 1,
            1997. Mr. Craig previously managed Janus Venture Fund from its inception, to December 1993, Janus Balanced Fund from December
            1993 to December 1995 and Balanced Portfolio from September 1993 through April 1996. He holds a Bachelor of Arts in Business from the University of Alabama and a Master of Arts in Finance from the Wharton School of the University of Pennsylvania.

JAMES P. GOFF
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Aggressive Growth Portfolio, which he has managed since inception. Mr. Goff joined Janus Capital in 1988 and has managed Janus Enterprise
            Fund since its inception. Mr. Goff co-managed or managed Janus Venture Fund from December 1993 to February 1, 1997. He holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Worldwide Growth Portfolio and co-manager of International Growth
            Portfolio, which she has managed or co-managed since inception.
            Ms. Hayes joined Janus Capital in 1987 and has managed or co-managed Janus Worldwide Fund and Janus Overseas Fund since their inceptions. She holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Balanced Portfolio, which he has managed since May 1996 and Equity Income Portfolio, which he has managed since inception. He is an assistant portfolio manager of Growth Portfolio. Mr. Rollins joined Janus Capital in 1990 and has managed Janus Balanced Fund since January 1996 and Janus Equity Income Fund since inception.
            He has been an assistant portfolio manager of Janus Fund since January 1995. He gained experience as a fixed-income trader and equity research analyst prior to managing Balanced Portfolio. He holds a Bachelor of Science in Finance from the University of Colorado and is a Chartered Financial Analyst.

 24 Janus Aspen Series

SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Capital Appreciation Portfolio, which he has managed since its inception.
            He is portfolio manager of Janus Twenty Fund, which he has managed since August 1997. He previously managed Janus Olympus
            Fund from its inception to August 1997. Mr. Schoelzel joined
            Janus Capital in January 1994. He holds a Bachelor of Arts in Business from Colorado College.

RONALD V. SPEAKER
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Flexible
            Income Portfolio which he has managed or co-managed since its inception. He previously served as co-manager of High-Yield Portfolio, from its inception to May 1998. He managed Short-Term Bond Portfolio from its inception through April 1996. Mr. Speaker joined Janus Capital in 1986. He has managed or co-managed Janus Flexible Income Fund since December 1991 and previously managed both Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund from inception through December 1995. He previously managed or co-managed Janus High-Yield Fund from its inception to February 1998. He holds a Bachelor of Arts in Finance from the University of Colorado and is a Chartered Financial Analyst.

            In January 1997, Mr. Speaker settled an SEC administrative action involving two personal trades made by him in January of 1993. Without admitting or denying the allegations, Mr. Speaker agreed to civil money penalty, disgorgement, and interest payments totaling $37,199 and to a 90-day suspension which ended on April 25, 1997.

ASSISTANT PORTFOLIO MANAGERS

DAVID C. DECKER
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Growth Portfolio. He is also an assistant portfolio manager of Janus Fund. He is Executive
            Vice President and portfolio manager of Janus Special Situations Fund. Mr. Decker received a Masters of Business Administration in Finance from the Fuqua School of Business at Duke University and a Bachelor's Degree in Economics and Political Science from Tufts University. He is a Chartered Financial Analyst.

RON SACHS
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Aggressive Growth Portfolio. Mr. Sachs joined Janus Capital in 1996 as a research analyst.
            Prior to coming to Janus, he worked as a consultant for Bain & Company and as an attorney for Willkie, Farr & Gallagher. Mr.
            Sachs graduated from Princeton cum laude with an undergraduate degree in economics. He obtained his law degree from the University of Michigan. Mr. Sachs is a Chartered Financial
            Analyst.

                                                Management of the portfolios  25

Other information

          CLASSES OF SHARES

          Each Portfolio currently offers two classes of Shares, one of which, the Institutional Shares, are offered pursuant to this prospectus and are sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Retirement Shares of each Portfolio are offered by separate prospectus and are available only to qualified plans using plan service providers that are compensated for providing distribution and/or recordkeeping and other administrative services. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Retirement Shares, please call 1-800-525-0020.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Retirement Shares of the Portfolios (offered through a separate prospectus) are available to certain qualified plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Retirement Shares of the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Shares. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Retirement Shares to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          YEAR 2000

          Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has devoted considerable internal resources and has engaged one of the foremost experts in the field to help achieve Year 2000 readiness. Janus Capital does not anticipate that Year 2000-related issues will have a material impact on its ability to continue to provide the Portfolios with service at current levels; however, Janus Capital cannot make any assurances that the steps it has taken to ensure Year 2000 readiness will be successful. In addition, there can be no assurance that Year 2000 issues will not affect the companies in which the Portfolios invest or worldwide markets and economies.

 26 Janus Aspen Series

                                                         Distributions and taxes

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized on its investments annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

          Each class of each Portfolio makes semi-annual distributions in June and December of substantially all of its investment income and an annual distribution in June of its net realized gains, if any. All dividends and capital gains distributions from Shares of a Portfolio will automatically be reinvested into additional Shares of that Portfolio.

          HOW DISTRIBUTIONS AFFECT NAV

          Distributions are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of Growth Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to withholding of foreign taxes. The Portfolios may from year to year make the election permitted under
          Section 853 of the Internal Revenue Code to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios which will reduce their investment income.

          The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

                                                     Distributions and taxes  27

Shareholder's guide

          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT AND CERTAIN CONTRACTS MAY LIMIT ALLOCATIONS AMONG THE PORTFOLIOS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          Investments will be processed at the NAV next determined after an order is received and accepted by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange any day that the NYSE is open. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.

          To the extent a Portfolio holds securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares, the NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

          Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of a Portfolio. Although there is no present intention to do so, the Portfolios may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

 28 Janus Aspen Series

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

                                                         Shareholder's guide  29

Financial highlights

          The financial highlights tables are intended to help you understand the Institutional Shares' financial performance for each of the five most recent fiscal years or the life of the Portfolio if less than five years. Items 1 through 9 reflect financial results for a single Share. Total return in the tables represents the rate that an investor would have earned (or lost) on an investment in each of the Institutional Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but does not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

                                       GROWTH PORTFOLIO - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------
                                                                           Periods ending December 31
                                                              1998         1997        1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                     $18.48       $15.51      $13.45      $10.57     $10.32
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                      0.05         0.15        0.17        0.28       0.09
  3. Net gains or losses on securities (both realized
     and unrealized)                                            6.36         3.34        2.29        2.90       0.20
  4. Total from investment operations                           6.41         3.49        2.46        3.18       0.29
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                    (0.05)      (0.15)      (0.17)      (0.30)     (0.04)
  6. Tax return of capital distributions                           --          --          --          --         --
  7. Distributions (from capital gains)                        (1.30)      (0.37)      (0.23)          --         --
  8. Total distributions                                       (1.35)      (0.52)      (0.40)      (0.30)     (0.04)
  9. NET ASSET VALUE, END OF PERIOD                            $23.54      $18.48      $15.51      $13.45     $10.57
 10. Total return                                              35.66%      22.75%      18.45%      30.17%      2.76%
 11. Net assets, end of period (in thousands)              $1,103,549    $608,281    $325,789    $126,911    $43,549
 12. Average net assets for the period (in thousands)        $789,454    $477,914    $216,125     $77,344    $26,464
 13. Ratio of gross expenses to average net assets              0.68%(6)    0.70%(5)    0.69%(4)    0.78%(3)     N/A
 14. Ratio of net expenses to average net assets                0.68%       0.69%       0.69%       0.76%      0.88%(1)(2)
 15. Ratio of net investment income to average net
     assets                                                     0.26%       0.91%       1.39%       1.24%      1.45%
 16. Portfolio turnover rate                                      73%        122%         87%        185%       169%
---------------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.23% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(3) The ratio was 0.98% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(4) The ratio was 0.83% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(5) The ratio was 0.78% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(6) The ratio was 0.75% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.

 30 Janus Aspen Series

                                AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------------
                                                                          Periods ending December 31
                                                             1998        1997        1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                    $20.55        $18.24      $17.08      $13.62     $11.80
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                       --            --          --        0.24       0.11
  3. Net gains or losses on securities (both realized
     and unrealized)                                           7.09          2.31        1.36        3.47       1.82
  4. Total from investment operations                          7.09          2.31        1.36        3.71       1.93
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                      --            --          --      (0.25)     (0.11)
  6. Tax return of capital distributions                         --            --      (0.01)          --         --
  7. Distributions (from capital gains)                          --            --      (0.19)          --         --
  8. Total distributions                                         --            --      (0.20)      (0.25)     (0.11)
  9. NET ASSET VALUE, END OF PERIOD                          $27.64        $20.55      $18.24      $17.08     $13.62
 10. Total return                                            34.26%        12.66%       7.95%      27.48%     16.33%
 11. Net assets, end of period (in thousands)              $772,943      $508,198    $383,693    $185,911    $41,289
 12. Average net assets for the period (in thousands)      $576,444      $418,464    $290,629    $107,582    $14,152
 13. Ratio of gross expenses to average net assets            0.75%(6)      0.76%(5)    0.76%(4)    0.86%(3)     N/A
 14. Ratio of net expenses to average net assets              0.75%         0.76%       0.76%       0.84%      1.05%(1)(2)
 15. Ratio of net investment income to average net
     assets                                                 (0.36%)       (0.10%)     (0.27%)      0.58%       2.18%
 16. Portfolio turnover rate                                   132%          130%         88%       155%        259%
--------------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.14% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(3) The ratio was 0.93% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(4) The ratio was 0.83% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(5) The ratio was 0.78% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(6) The ratio was 0.75% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.

                                                        Financial highlights  31

               CAPITAL APPRECIATION PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------
                                                                   Periods ending
                                                                    December 31
                                                                  1998      1997(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                        $12.62      $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                         0.01        0.05
  3. Net gains or losses on securities (both realized and
     unrealized)                                                   7.32        2.61
  4. Total from investment operations                              7.33        2.66
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                      (0.01)      (0.04)
  6. Tax return of capital distributions                             --          --
  7. Distributions (from capital gains)                              --          --
  8. Total distributions                                         (0.01)      (0.04)
  9. NET ASSET VALUE, END OF PERIOD                              $19.94      $12.62
 10. Total return*                                               58.11%      26.60%
 11. Net assets, end of period (in thousands)                   $74,187      $6,833
 12. Average net assets for the period (in thousands)           $25,964      $2,632
 13. Ratio of gross expenses to average net assets**              0.92%(3)    1.26%(2)
 14. Ratio of net expenses to average net assets**                0.91%       1.25%
 15. Ratio of net investment income to average net assets**       0.27%       1.43%
 16. Portfolio turnover rate**                                      91%        101%
------------------------------------------------------------------------------------

 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
(1) May 1, 1997 (inception) through December 31, 1997.
(2) The ratio was 2.19% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Olympus Fund.
(3) The ratio was 0.97% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Olympus Fund.

 32 Janus Aspen Series

                                 INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                               Periods ending December 31
                                                                  1998        1997        1996        1995      1994(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $18.48     $15.72      $11.95       $9.72      $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.13       0.11        0.05        0.09      (0.09)
  3. Net gains or losses on securities (both realized and
     unrealized)                                                    3.07       2.80        4.06        2.16      (0.19)
  4. Total from investment operations                               3.20       2.91        4.11        2.25      (0.28)
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.14)     (0.11)      (0.11)      (0.02)          --
  6. Dividends (in excess of net investment income)                   --         --          --          --          --
  7. Tax return of capital distributions                              --         --          --          --          --
  8. Distributions (from capital gains)                               --     (0.01)      (0.23)          --          --
  9. Distributions (in excess of realized gains)                  (0.27)     (0.03)          --          --          --
 10. Total distributions                                          (0.41)     (0.15)      (0.34)      (0.02)          --
 11. NET ASSET VALUE, END OF PERIOD                               $21.27     $18.48      $15.72      $11.95       $9.72
 12. Total return*                                                17.23%     18.51%      34.71%      23.15%     (2.80%)
 13. Net assets, end of period (in thousands)                   $311,110   $161,091     $27,192      $1,608      $1,353
 14. Average net assets for the period (in thousands)           $234,421    $96,164      $7,437      $1,792      $1,421
 15. Ratio of gross expenses to average net assets**               0.86%(6)   0.96%(5)    1.26%(4)    2.69%(3)      N/A
 16. Ratio of net expenses to average net assets**                 0.86%      0.96%       1.25%       2.50%       2.50%(2)
 17. Ratio of net investment income to average net assets**        0.73%      0.70%       0.62%     (0.80%)     (1.30%)
 18. Portfolio turnover rate**                                       93%        86%         65%        211%        275%
------------------------------------------------------------------------------------------------------------------------

 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
(1) May 1, 1994 (inception) through December 31, 1994.
(2) The ratio was 4.67% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.
(3) The ratio was 3.57% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.
(4) The ratio was 2.21% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.
(5) The ratio was 1.08% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.
(6) The ratio was 0.95% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.

                                                        Financial highlights  33

                                     WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
----------------------------------------------------------------------------------------------------------------------------
                                                                                 Periods ending December 31
                                                                   1998          1997         1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $23.39        $19.44      $15.31      $12.07     $11.89
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.16          0.16        0.16        0.11       0.04
  3. Net gains or losses on securities (both realized and
     unrealized)                                                      6.59          4.14        4.27        3.19       0.14
  4. Total from investment operations                                 6.75          4.30        4.43        3.30       0.18
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.18)        (0.17)      (0.17)      (0.06)         --
  6. Dividends (in excess of net investment income)                     --        (0.02)          --          --         --
  7. Tax return of capital distributions                                --            --          --          --         --
  8. Distributions (from capital gains)                                 --        (0.16)      (0.13)          --         --
  9. Distributions (in excess of realized gains)                    (0.87)            --          --          --         --
 10. Total distributions                                            (1.05)        (0.35)      (0.30)      (0.06)         --
 11. NET ASSET VALUE, END OF PERIOD                                 $29.09        $23.39      $19.44      $15.31     $12.07
 12. Total return                                                   28.92%        22.15%      29.04%      27.37%      1.53%
 13. Net assets, end of period (in thousands)                   $2,890,375    $1,576,548    $582,603    $108,563    $37,728
 14. Average net assets for the period (in thousands)           $2,217,695    $1,148,951    $304,111     $59,440    $22,896
 15. Ratio of gross expenses to average net assets                   0.72%(6)      0.74%(5)    0.80%(4)    0.90%(3)     N/A
 16. Ratio of net expenses to average net assets                     0.72%         0.74%       0.80%       0.87%      1.18%(1)(2)
 17. Ratio of net investment income to average net assets            0.64%         0.67%       0.83%       0.95%      0.50%
 18. Portfolio turnover rate                                           77%           80%         62%        113%       217%
----------------------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.49% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(3) The ratio was 1.09% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(4) The ratio was 0.91% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(5) The ratio was 0.81% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(6) The ratio was 0.74% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.

 34 Janus Aspen Series

                                       BALANCED PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                               Periods ending December 31
                                                                  1998        1997        1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $17.47      $14.77     $13.03      $10.63      $10.64
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.39        0.34       0.32        0.17        0.15
  3. Net gains (or losses) on securities (both realized and
     unrealized)                                                    5.51        2.89       1.81        2.45      (0.06)
  4. Total from investment operations                               5.90        3.23       2.13        2.62        0.09
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.38)      (0.35)     (0.30)      (0.22)      (0.10)
  6. Tax return of capital distributions                              --          --         --          --          --
  7. Distributions (from capital gains)                           (0.45)      (0.18)     (0.09)          --          --
  8. Distributions (in excess of realized gains)                  (0.04)          --         --          --          --
  9. Total distributions                                          (0.87)      (0.53)     (0.39)      (0.22)      (0.10)
 10. NET ASSET VALUE, END OF PERIOD                               $22.50      $17.47     $14.77      $13.03      $10.63
 11. Total return                                                 34.28%      22.10%     16.18%      24.79%       0.84%
 12. Net assets, end of period (in thousands)                   $882,495    $362,409    $85,480     $14,021      $3,153
 13. Average net assets for the period (in thousands)           $555,002    $176,432    $43,414      $5,739      $2,336
 14. Ratio of gross expenses to average net assets                 0.74%(6)    0.83%(5)   0.94%(4)    1.37%(3)      N/A
 15. Ratio of net expenses to average net assets                   0.74%       0.82%      0.92%       1.30%       1.57%(1)(2)
 16. Ratio of net investment income to average net assets          2.41%       2.87%      2.92%       2.41%       1.90%
 17. Portfolio turnover rate                                         70%        139%       103%        149%        158%
------------------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.74% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(3) The ratio was 1.55% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(4) The ratio was 1.07% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(5) The ratio was 0.83% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(6) The ratio was 0.74% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.

                                                        Financial highlights  35

                                    FLEXIBLE INCOME PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                               Periods ending December 31
                                                                  1998        1997        1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $11.78     $11.24      $11.11       $9.48       $9.97
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.64       0.67        0.74        0.53        0.47
  3. Net gains or losses on securities (both realized and
     unrealized)                                                    0.41       0.62        0.24        1.70      (0.56)
  4. Total from investment operations                               1.05       1.29        0.98        2.23      (0.09)
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.67)     (0.64)      (0.72)      (0.60)      (0.40)
  6. Tax return of capital distributions                              --         --          --          --          --
  7. Distributions (from capital gains)                           (0.11)     (0.11)      (0.13)          --          --
  8. Total distributions                                          (0.78)     (0.75)      (0.85)      (0.60)      (0.40)
  9. NET ASSET VALUE, END OF PERIOD                               $12.05     $11.78      $11.24      $11.11       $9.48
 10. Total return                                                  9.11%     11.76%       9.19%      23.86%     (0.91%)
 11. Net assets, end of period (in thousands)                   $129,582    $54,098     $25,315     $10,831      $1,924
 12. Average net assets for the period (in thousands)            $86,627    $36,547     $17,889      $5,556      $1,636
 13. Ratio of gross expenses to average net assets                 0.73%      0.75%       0.84%       1.07%         N/A
 14. Ratio of net expenses to average net assets                   0.73%      0.75%       0.83%       1.00%       1.00%(1)
 15. Ratio of net investment income to average net assets          6.36%      6.90%       7.31%       7.46%       5.49%
 16. Portfolio turnover rate                                        145%       119%        250%        236%        234%
------------------------------------------------------------------------------------------------------------------------

(1) The ratio was 1.35% before waiver of certain fees incurred by the Portfolio.

 36 Janus Aspen Series

                                                    Glossary of investment terms

          This glossary provides a more detailed description of some of the types of securities and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK SECURITIES are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive

                                                Glossary of investment terms  37
          income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

 38 Janus Aspen Series

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset

                                                Glossary of investment terms  39
          mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

 40 Janus Aspen Series

                                                Explanation of rating categories

          The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
                AA.......................... High quality; very strong capacity to pay principal and interest.
                A........................... Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
                BBB......................... Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
                Non-Investment Grade
                BB, B, CCC, CC, C........... Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments.
                                             BB - lowest degree of speculation; C - the highest degree of speculation. Quality and protective characteristics
                                             outweighed by large uncertainties or major risk exposure to adverse conditions.
                D........................... In default.

                                            Explanation of rating categories  41

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                Aaa......................... Highest quality, smallest degree of investment risk.
                Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
                A........................... Upper-medium grade obligations; many favorable investment attributes.
                Baa......................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
                Non-Investment Grade
                Ba.......................... More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
                B........................... Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
                Caa......................... Poor standing, may be in default; elements of danger with respect to principal or interest payments.
                Ca.......................... Speculative in a high degree; could be in default or have other marked shortcomings.
                C........................... Lowest-rated; extremely poor prospects of ever attaining investment standing.

          Unrated securities will be treated as noninvestment grade securities unless a portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

 42 Janus Aspen Series

SECURITIES HOLDINGS BY RATING CATEGORY

          During the fiscal period ended December 31, 1998, the percentage of securities holdings for Flexible Income Portfolio by rating category based upon a weighted monthly average was:

                FLEXIBLE INCOME PORTFOLIO
                ----------------------------------------------------------------------------------------
                    BONDS-S&P RATING:
                 AAA                                                                       24%
                 AA                                                                         4%
                 A                                                                         13%
                 BBB                                                                       18%
                 BB                                                                        13%
                 B                                                                         15%
                 CCC                                                                        1%
                 CC                                                                         0%
                 C                                                                          0%
                 Preferred Stock                                                            2%
                 Cash and Options                                                          10%
                 TOTAL                                                                    100%
                ----------------------------------------------------------------------------------------

          No other Portfolio described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the fiscal year ended December 31, 1998.

                                            Explanation of rating categories  43

[JANUS LOGO]

        1-800-29JANUS
        100 Fillmore Street
        Denver, Colorado 80206-4928
        janus.com

You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting your plan sponsor or visiting our Web site at janus.com. In the Portfolios' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year. Other information is also available from financial intermediaries that sell Shares of the Portfolios.
The Statement of Additional Information provides detailed information about the Portfolios and is incorporated into this Prospectus by reference. You may review the Portfolios' Statement of Additional Information at the Public Reference Room of the SEC or get text only copies for a fee, by writing to or calling the Public Reference Room, Washington, D.C. 20549-6009 (1-800-SEC-0330). You may obtain the Statement of Additional Information for free from the SEC's Web site at http://www.sec.gov.

                    Investment Company Act File No. 811-7736

                                         [JANUS LOGO]

                   Janus Aspen Series

                              PROSPECTUS
                              MAY 1, 1999
                              Growth Portfolio
                              Aggressive Growth Portfolio
                              Worldwide Growth Portfolio
                              Balanced Portfolio
                              Flexible Income Portfolio

                   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [JANUS LOGO]

                This prospectus describes five mutual funds (the "Portfolios") with a variety of investment objectives, including growth of capital, current income and a combination of growth and income. Each Portfolio of Janus Aspen Series currently offers two classes of shares. The Institutional Shares, (the "Shares"), are sold under the name of "Janus Aspen Series" and are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts, as well as certain qualified retirement plans.

                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

                                                               Table of contents

                RISK/RETURN SUMMARY
                   Growth Portfolios........................................    2
                   Balanced Portfolio.......................................    6
                   Flexible Income Portfolio................................    8
                   Fees and expenses........................................   10
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Growth Portfolios........................................   11
                   Balanced Portfolio.......................................   12
                   Flexible Income Portfolio................................   13
                   General portfolio policies...............................   15
                   Risks for Growth and Balanced Portfolios.................   17
                   Risks for Flexible Income Portfolio......................   18
                   Risks Common to All Portfolios...........................   19
                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   21
                   Management expenses and expense limits...................   21
                   Investment personnel.....................................   22
                OTHER INFORMATION...........................................   24
                DISTRIBUTIONS AND TAXES
                   Distributions............................................   25
                   Taxes....................................................   25
                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..............................   26
                   Purchases................................................   26
                   Redemptions..............................................   26
                   Shareholder communications...............................   27
                FINANCIAL HIGHLIGHTS........................................   28
                GLOSSARY
                   Glossary of investment terms.............................   33
                RATING CATEGORIES
                   Explanation of rating categories.........................   37


                                                            Table of contents  1

Risk return summary

GROWTH PORTFOLIOS

          The Growth Portfolios are designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE GROWTH PORTFOLIOS?

--------------------------------------------------------------------------------

          - GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          - AGGRESSIVE GROWTH PORTFOLIO seeks long-term growth of capital.

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          The Portfolios' Trustees may change these objectives without a shareholder vote and the Portfolios will notify you of any changes that are material. If there is a material change to a Portfolio's objective or policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE GROWTH PORTFOLIOS?

          The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look for companies with earnings growth potential one at a time. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of a Portfolio's assets may be in cash or similar investments.

          GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          AGGRESSIVE GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE GROWTH PORTFOLIOS?

          The biggest risk is that the Portfolios' returns may vary, and you could lose money. If you are considering investing in any of the Growth Portfolios, remember that they are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of a Portfolio may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio could also decrease if the stock market goes down. If the value of a Portfolio decreases, its net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you would get back less money.

          WORLDWIDE GROWTH PORTFOLIO may have significant exposure to foreign markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

 2 Janus Aspen Series

          AGGRESSIVE GROWTH PORTFOLIO is nondiversified. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Portfolio's NAV and total return.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          The following information provides an indication of the risks of investing in the Growth Portfolios by showing how each of the Growth Portfolios' performance has varied over time. The bar charts depict the change in performance from year-to-year during the period indicated, but do not include charges and expenses attributable to any insurance product which would lower the performances illustrated. The Portfolios do not impose any sales or other charges that would affect total return computations. Total return figures include the effect of each Portfolio's expenses. The tables compare the average annual returns for the Shares of each Portfolio for the periods indicated to a broad-based securities market index.

                                                          Risk return summary  3

           GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Growth Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                      2.76%   30.17%   18.45%   22.75%   35.66%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  27.71%  Worst Quarter 3rd-1998 (10.92%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Growth Portfolio - Institutional Shares                   35.66%    21.41%         20.91%
                S&P 500 Index*                                            28.74%    24.08%         23.06%
                                                                      ----------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

           AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Aggressive Growth Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                     16.33%   27.48%    7.95%   12.66%   34.26%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  34.65%  Worst Quarter 3rd-1998 (14.98%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Aggressive Growth Portfolio - Institutional Shares        34.26%    19.35%         21.96%
                S&P 400 Mid Cap Index*                                    18.25%    18.67%         18.06%
                                                                      ----------------------------------------

           * The S&P 400 Mid Cap Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

 4 Janus Aspen Series

           WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Worldwide Growth Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                      1.53%   27.37%   29.04%   22.15%   28.92%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  20.87%  Worst Quarter 3rd-1998 (16.03%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Worldwide Growth Portfolio - Institutional Shares         28.92%    21.32%         24.06%
                Morgan Stanley International Worldwide Index*             24.34%    15.68%         14.39%
                                                                      ----------------------------------------

           * The Morgan Stanley International Worldwide Index is a market capitalization weighted index composed of countries representative of the market structure of 47 Developed and Emerging Markets.

          The Growth Portfolios' past performance does not necessarily indicate how they will perform in the future.

                                                          Risk return summary  5

BALANCED PORTFOLIO

          The Balanced Portfolio is designed for investors who primarily seek growth of capital with current income. It is not designed for investors who desire a consistent level of income.

1. WHAT IS THE INVESTMENT OBJECTIVE OF BALANCED PORTFOLIO?

--------------------------------------------------------------------------------

          - BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

          The Trustees may change this objective without a shareholder vote and the Portfolio will notify you of any changes that are material. If there is a material change to the Portfolio's objective or policies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF BALANCED PORTFOLIO?

          The portfolio manager applies a "bottom up" approach in choosing investments. In other words, he looks mostly for equity and income-producing securities that meet his investment criteria one at a time. If the portfolio manager is unable to find such investments, much of the Portfolio's assets may be in cash or similar investments.

          Balanced Portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income securities.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN BALANCED PORTFOLIO?

          The biggest risk is that the Portfolio's returns may vary, and you could lose money. If you are considering investing in Balanced Portfolio, remember that it is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of the Portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Portfolio could also decrease if the stock market goes down. If the value of the Portfolio decreases, its NAV will also decrease, which means if you sell your shares in the Portfolio you would get back less money.

          The income component of the Portfolio's holdings includes fixed-income securities. A fundamental risk to the income component is that the value of these securities will fall if interest rates rise. Generally, the value of a fixed-income portfolio will decrease when interest rates rise, which means the Portfolio's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

          An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 6 Janus Aspen Series

          The following information provides an indication of the risks of investing in Balanced Portfolio by showing how Balanced Portfolio's performance has varied over time. The bar chart depicts the change in performance from year-to-year during the period indicated, but does not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Shares of the Portfolio for the period indicated to a broad-based securities market index.

           BALANCED PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Balanced Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                      0.84%   24.79%   16.18%   22.10%   34.28%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  20.32%  Worst Quarter 3rd-1998 (4.97%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Balanced Portfolio - Institutional Shares                 34.28%    19.11%         19.53%
                S&P 500 Index*                                            28.74%    24.08%         23.06%
                Lehman Brothers Gov't/Corp Bond Index**                    9.47%     7.30%          6.90%
                                                                      ----------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
          ** Lehman Brothers Gov't/Corp Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.

          Balanced Portfolio's past performance does not necessarily indicate how it will perform in the future.

                                                          Risk return summary  7

FLEXIBLE INCOME PORTFOLIO

          Flexible Income Portfolio is designed for long-term investors who primarily seek current income.

1. WHAT IS THE INVESTMENT OBJECTIVE OF FLEXIBLE INCOME PORTFOLIO?

--------------------------------------------------------------------------------

          - FLEXIBLE INCOME PORTFOLIO seeks to obtain maximum total return, consistent with preservation of capital.

          The Trustees may change the objective without a shareholder vote and the Portfolio will notify you of any changes that are material. If there is a material change to the Portfolio's objective or policies, you should consider whether it remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF FLEXIBLE INCOME PORTFOLIOS?

          In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio manager applies a "bottom up" approach in choosing investments. In other words, he looks mostly for income-producing securities that meet his investment criteria one at a time. If the portfolio manager is unable to find such investments, the Portfolio's assets may be in cash or similar investments.

          Flexible Income Portfolio invests primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its assets in income-producing securities. The Portfolio may own an unlimited amount of high-yield/high-risk fixed-income securities, and these securities may be a big part of the portfolio.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN FLEXIBLE INCOME PORTFOLIO?

          Although Flexible Income Portfolio may be less volatile than funds that invest most of their assets in common stocks, the Portfolio's returns and yields will vary, and you could lose money.

          The Portfolio invests in a variety of fixed-income securities. A fundamental risk is that the value of these securities will fall if interest rates rise. Generally, the value of a fixed-income portfolio will decrease when interest rates rise, which means the Portfolio's NAV will likewise decrease. Another fundamental risk associated with fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

          Flexible Income Portfolio may invest an unlimited amount of its assets in high-yield/high-risk securities, also known as "junk" bonds which may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These securities generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and NAV of the Portfolio may vary significantly, depending upon its holdings of junk bonds.

          An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 8 Janus Aspen Series

          The following information provides an indication of the risks of investing in Flexible Income Portfolio by showing how Flexible Income Portfolio's performance has varied over time. The bar chart depicts the change in performance from year-to-year during the period indicated, but does not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Shares of the Portfolio for the periods indicated to a broad-based securities market index.

           FLEXIBLE INCOME PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Flexible Income Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                    (0.91%)  23.86%    9.19%   11.76%    9.11%
                                      1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 2nd-1995   6.71%  Worst Quarter 1st-1996 (1.08%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                                Since Inception
                                                                           1 year    5 years       (9/13/93)
                Flexible Income Portfolio - Institutional Shares           9.11%     10.32%          9.87%
                Lehman Brothers Gov't/Corp Bond Index*                     9.47%      7.30%          6.90%
                                                                       ----------------------------------------

           * Lehman Brothers Gov't/Corp Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.

          Flexible Income Portfolio's past performance does not necessarily indicate how it will perform in the future.

                                                          Risk return summary  9

FEES AND EXPENSES

          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. All Janus funds are no-load investments, so you will not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example on the next page shows, these costs are borne indirectly by all shareholders.

          This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. The information shown is based upon gross expenses (without the effect of expense offset arrangements) for the fiscal year ended December 31, 1998. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

                                                                    Total Annual Fund                          Total Annual Fund
                                                                    Operating Expenses                         Operating Expenses
                                           Management      Other      Without Waivers          Total              With Waivers
                                              Fee         Expenses     or Reductions*  Waivers and Reductions    or Reductions*
    Growth Portfolio                         0.72%          0.03%          0.75%               0.07%                  0.68%
    Aggressive Growth Portfolio              0.72%          0.03%          0.75%                 N/A                  0.75%
    Worldwide Growth Portfolio               0.67%          0.07%          0.74%               0.02%                  0.72%
    Balanced Portfolio                       0.72%          0.02%          0.74%                 N/A                  0.74%
    Flexible Income Portfolio                0.65%          0.08%          0.73%                 N/A                  0.73%

--------------------------------------------------------------------------------
   * All expenses are stated both with and without contractual waivers and fee reductions by Janus Capital. Fee reductions for Growth, Aggressive Growth, Worldwide Growth and Balanced Portfolios reduce the Management
     Fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the Management Fee and then against Other Expenses. Janus Capital has agreed to continue the waivers and fee reductions until at least the next annual renewal of the advisory agreement.
--------------------------------------------------------------------------------

   EXAMPLE:
   THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS OR REDUCTIONS. This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Growth Portfolio                                                $77       $240       $417        $930
    Aggressive Growth Portfolio                                     $77       $240       $417        $930
    Worldwide Growth Portfolio                                      $76       $237       $411        $918
    Balanced Portfolio                                              $76       $237       $411        $918
    Flexible Income Portfolio                                       $75       $233       $406        $906

 10 Janus Aspen Series

                                     Investment objectives, principal investment
                                                strategies and risks

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                  Growth Portfolio                                                 Janus Fund
                  Aggressive Growth Portfolio                           Janus Enterprise Fund
                  Worldwide Growth Portfolio                             Janus Worldwide Fund
                  Balanced Portfolio                                      Janus Balanced Fund
                  Flexible Income Portfolio                        Janus Flexible Income Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

GROWTH PORTFOLIOS

          This section takes a closer look at the investment objectives of each of the Growth Portfolios, their principal investment strategies and certain risks of investing in the Growth Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus on pages 17-18 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

          GROWTH PORTFOLIO
          Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          AGGRESSIVE GROWTH PORTFOLIO
          Aggressive Growth Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 1998, they ranged from approximately $142 million to $73 billion.

          WORLDWIDE GROWTH PORTFOLIO
          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different

            Investment objectives, principal investment strategies and risks 11 countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

The following questions and answers are designed to help you better understand the Growth Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

          Each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. In other words, they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. They make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the Portfolios. Income realized on the Portfolios' investments will be incidental to their objectives.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Aggressive Growth Portfolio. Although the other Growth Portfolios offered by this Prospectus do not emphasize companies of any particular size, Portfolios with a larger asset base are more likely to invest in larger, more established issuers.

BALANCED PORTFOLIO

          This section takes a closer look at the investment objective of Balanced Portfolio, its principal investment strategies and certain risks of investing in the Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus on pages 17-18 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

          Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income securities.

 12 Janus Aspen Series

The following questions and answers are designed to help you better understand Balanced Portfolio's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR BALANCED PORTFOLIO IN COMPARISON TO THE GROWTH PORTFOLIOS?

          Because income is a part of the investment objective of the Portfolio, the portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stocks for this Portfolio.

2. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED PORTFOLIO'S HOLDINGS?

          Balanced Portfolio shifts assets between the growth and income components of its holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, the Portfolio will place a greater emphasis on the growth component.

3. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED PORTFOLIO'S INVESTMENTS?

          The growth component of the Portfolio's investments is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

4. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED PORTFOLIO'S HOLDINGS?

          The income component of Balanced Portfolio will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the Portfolio if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

FLEXIBLE INCOME PORTFOLIO

          This section takes a closer look at the investment objective of Flexible Income Portfolio, its principal investment strategies and certain risks of investing in the Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus on pages 17-18 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

          In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio manager applies a "bottom up" approach in choosing investments. In other words, he looks mostly for income-producing securities that meet his investment criteria one at a time. If the portfolio manager is unable to find such investments, much of the Portfolio's assets may be in cash or similar investments.

          Flexible Income Portfolio seeks to obtain maximum total return, consistent with preservation of capital. It pursues its objective by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its assets in income-producing securities. The Portfolio may own an unlimited amount of high-yield/high-risk securities, and these may be a big part of the portfolio. This Portfolio generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

            Investment objectives, principal investment strategies and risks  13

The following questions and answers are designed to help you better understand Flexible Income Portfolio's principal investment strategies.

1. HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

          Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern. A bond fund's average-weighted effective maturity and its duration are measures of how the fund may react to interest rate changes.

2. HOW DOES FLEXIBLE INCOME PORTFOLIO MANAGE INTEREST RATE RISK?

          The Portfolio may vary the average-weighted effective maturity of its assets to reflect its portfolio manager's analysis of interest rate trends and other factors. The Portfolio's average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when the portfolio manager expects interest rates to fall. The Portfolio may also use futures, options and other derivatives to manage interest rate risks.

3. WHAT IS MEANT BY THE PORTFOLIO'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

          The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Dollar-weighted effective maturity is calculated by averaging the effective maturity of bonds held by the Portfolio with each effective maturity "weighted" according to the percentage of net assets that it represents.

4. WHAT IS MEANT BY THE PORTFOLIO'S "DURATION"?

          A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, the Portfolio's duration is usually shorter than its average maturity.

5. WHAT IS A HIGH-YIELD/HIGH-RISK SECURITY?

          A high-yield/high-risk security (also called a "junk" bond) is a debt security rated below investment grade by major rating agencies (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

 14 Janus Aspen Series

GENERAL PORTFOLIO POLICIES

          Unless otherwise stated, each of the following policies applies to all of the Portfolios. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Portfolio's cash position to protect its assets or maintain liquidity. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly.

          When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          OTHER TYPES OF INVESTMENTS
          The Growth Portfolios invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks. Balanced Portfolio also invests in domestic and foreign equity securities with varying degrees of emphasis on income. The Portfolios may also invest to a lesser degree in other types of securities. These securities (which are described in the Glossary) may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk securities (less than 35% of each Portfolio's assets)

          - options, futures, forwards and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          Flexible Income Portfolio invests primarily in fixed-income securities which may include corporate bonds and notes, government securities, preferred stock, high-yield/high-risk fixed-income securities and municipal obligations. The Portfolio may also invest to a lesser degree in other types of securities. These securities (which are described in the Glossary) may include:

          - common stocks

          - mortgage- and asset-backed securities

          - zero coupon, pay-in-kind and step coupon securities

          - options, futures, forwards and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

            Investment objectives, principal investment strategies and risks  15

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          The Portfolios may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in special situations. A special situation arises when, in the opinion of a Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment although, to a limited extent, a Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

 16 Janus Aspen Series

RISKS FOR GROWTH AND BALANCED PORTFOLIOS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities or companies with relatively small market capitalizations.

The following questions and answers are designed to help you better understand some of the risks of investing in these Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW DOES THE NONDIVERSIFIED STATUS OF AGGRESSIVE GROWTH PORTFOLIO AFFECT ITS RISK?

          Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of the Portfolio.

            Investment objectives, principal investment strategies and risks  17

RISKS FOR FLEXIBLE INCOME PORTFOLIO

          Because the Portfolio invests substantially all of its assets in fixed-income securities, it is subject to risks such as credit or default risks, and decreased value due to interest rate increases. The Portfolio's performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

The following questions and answers are designed to help you better understand some of the risks of investing in the Flexible Income Portfolio.

1. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

          Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

2. HOW IS CREDIT QUALITY MEASURED?

          Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's Ratings Service and Moody's Investors Service, Inc. are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to "Explanation of Rating Categories" on page 36 for a description of rating categories.

 18 Janus Aspen Series

RISKS COMMON TO ALL PORTFOLIOS

The following questions and answers discuss risks that apply to all Portfolios.

1. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

          The Portfolios may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolios' performance may depend on issues other than the performance of a particular company. These issues include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

2. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK SECURITIES?

          High-yield/high-risk securities (or "junk" bonds) are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality securities generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade debt securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

          The junk bond market can experience sudden and sharp price swings. Because Flexible Income Portfolio may invest a significant portion of its assets in high-yield/high-risk securities, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.

          Please refer to "Explanation of Rating Categories" on page 36 for a description of bond rating categories.

            Investment objectives, principal investment strategies and risks  19

3. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgement proves incorrect. Risks associated with the use of derivative instruments are described in the SAI.

4. I'VE HEARD A LOT ABOUT HOW THE CHANGE TO THE YEAR 2000 COULD AFFECT COMPUTER SYSTEMS. DOES THIS CREATE ANY SPECIAL RISKS?

          The portfolio managers carefully research each potential investment before making an investment decision and, among other things, consider Year 2000 readiness when selecting portfolio holdings. However, there is no guarantee that the information a portfolio manager receives regarding a company's Year 2000 readiness is completely accurate. If a company has not satisfactorily addressed Year 2000 issues, the Portfolio's performance could suffer.

 20 Janus Aspen Series

                                                    Management of the portfolios

INVESTMENT ADVISER

          Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

          Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

          Participating insurance companies that purchase the Portfolios' shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

MANAGEMENT EXPENSES AND EXPENSE LIMITS

          Each Portfolio pays Janus Capital a management fee which is calculated daily. The advisory agreement with each Portfolio spells out the management fee and other expenses that the Portfolios must pay. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate). In addition, the Shares of each Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

                                                          Average Daily
                                                           Net Assets         Annual Rate      Expense Limit
     Fee Schedule                                         of Portfolio       Percentage (%)    Percentage (%)
-------------------------------------------------------------------------------------------------------------
     Growth,                                            First $300 Million        0.75               N/A(1)
     Aggressive Growth,                                 Next $200 Million         0.70
     Worldwide Growth and                               Over $500 Million         0.65
     Balanced Portfolios
-------------------------------------------------------------------------------------------------------------
     Flexible Income Portfolio                          First $300 Million        0.65              1.00(2)
                                                        Over $300 Million         0.55
-------------------------------------------------------------------------------------------------------------

(1) Janus Capital has agreed to reduce Growth, Aggressive Growth, Worldwide Growth and Balanced Portfolio's management fee to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory contracts. The effective rate is the management fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). The effective rates of Janus Fund, Janus Enterprise Fund, Janus Worldwide Fund and Janus Balanced Fund were 0.65%, 0.69%, 0.65%, and 0.67%, respectively, for the quarter ended March 31, 1999.

(2) Janus Capital has agreed to limit the Portfolio's expenses as indicated until at least the next annual renewal of the advisory contracts.

                                                Management of the portfolios  21

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

JAMES P. CRAIG, III
--------------------------------------------------------------------------------
            is Chief Investment Officer of Janus Capital. He is Executive
            Vice President and portfolio manager of Growth Portfolio, which he has managed since inception. He has managed Janus Fund since
            1986 and has co-managed Janus Venture Fund since February 1,
            1997. Mr. Craig previously managed Janus Venture Fund from its inception, to December 1993, Janus Balanced Fund from December
            1993 to December 1995 and Balanced Portfolio from September 1993 through April 1996. He holds a Bachelor of Arts in Business from the University of Alabama and a Master of Arts in Finance from the Wharton School of the University of Pennsylvania.

JAMES P. GOFF
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Aggressive Growth Portfolio, which he has managed since inception. Mr. Goff joined Janus Capital in 1988 and has managed Janus Enterprise
            Fund since its inception. Mr. Goff co-managed or managed Janus Venture Fund from December 1993 to February 1, 1997. He holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Worldwide Growth Portfolio and co-manager of International Growth
            Portfolio, which she has managed or co-managed since inception.
            Ms. Hayes joined Janus Capital in 1987 and has managed or co-managed Janus Worldwide Fund and Janus Overseas Fund since their inceptions. She holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Balanced Portfolio, which he has managed since May 1996 and Equity Income Portfolio, which he has managed since inception. He is an assistant portfolio manager of Growth Portfolio. Mr. Rollins joined Janus Capital in 1990 and has managed Janus Balanced Fund since January 1996 and Janus Equity Income Fund since inception.
            He has been an assistant portfolio manager of Janus Fund since January 1995. He gained experience as a fixed-income trader and equity research analyst prior to managing Balanced Portfolio. He holds a Bachelor of Science in Finance from the University of Colorado and is a Chartered Financial Analyst.

 22 Janus Aspen Series

RONALD V. SPEAKER
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Flexible
            Income Portfolio which he has managed or co-managed since its inception. He previously served as co-manager of High-Yield Portfolio, from its inception to May 1998. He managed Short-Term Bond Portfolio from its inception through April 1996. Mr. Speaker joined Janus Capital in 1986. He has managed or co-managed Janus Flexible Income Fund since December 1991 and previously managed both Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund from inception through December 1995. He previously managed or co-managed Janus High-Yield Fund from its inception to February 1998. He holds a Bachelor of Arts in Finance from the University of Colorado and is a Chartered Financial Analyst.

            In January 1997, Mr. Speaker settled an SEC administrative action involving two personal trades made by him in January of 1993. Without admitting or denying the allegations, Mr. Speaker agreed to civil money penalty, disgorgement, and interest payments totaling $37,199 and to a 90-day suspension which ended on April 25, 1997.

ASSISTANT PORTFOLIO MANAGERS

DAVID C. DECKER
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Growth Portfolio. He is also an assistant portfolio manager of Janus Fund. He is Executive
            Vice President and portfolio manager of Janus Special Situations Fund. Mr. Decker received a Masters of Business Administration in Finance from the Fuqua School of Business at Duke University and a Bachelor's Degree in Economics and Political Science from Tufts University. He is a Chartered Financial Analyst.

RON SACHS
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Aggressive Growth Portfolio. Mr. Sachs joined Janus Capital in 1996 as a research analyst.
            Prior to coming to Janus, he worked as a consultant for Bain & Company and as an attorney for Willkie, Farr & Gallagher. Mr.
            Sachs graduated from Princeton cum laude with an undergraduate degree in economics. He obtained his law degree from the University of Michigan. Mr. Sachs is a Chartered Financial
            Analyst.

                                                Management of the portfolios  23

Other information

          CLASSES OF SHARES

          Each Portfolio currently offers two classes of Shares, one of which, the Institutional Shares, are offered pursuant to this prospectus and are sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Retirement Shares of each Portfolio are offered by separate prospectus and are available only to qualified plans using plan service providers that are compensated for providing distribution and/or recordkeeping and other administrative services. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Retirement Shares, please call 1-800-525-0020.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Retirement Shares of the Portfolios (offered through a separate prospectus) are available to certain qualified plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Retirement Shares of the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Shares. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Retirement Shares to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          YEAR 2000

          Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has devoted considerable internal resources and has engaged one of the foremost experts in the field to help achieve Year 2000 readiness. Janus Capital does not anticipate that Year 2000-related issues will have a material impact on its ability to continue to provide the Portfolios with service at current levels; however, Janus Capital cannot make any assurances that the steps it has taken to ensure Year 2000 readiness will be successful. In addition, there can be no assurance that Year 2000 issues will not affect the companies in which the Portfolios invest or worldwide markets and economies.

 24 Janus Aspen Series

                                                         Distributions and taxes

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized on its investments annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

          Each class of each Portfolio makes semi-annual distributions in June and December of substantially all of its investment income and an annual distribution in June of its net realized gains, if any. All dividends and capital gains distributions from Shares of a Portfolio will automatically be reinvested into additional Shares of that Portfolio.

          HOW DISTRIBUTIONS AFFECT NAV

          Distributions are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of Growth Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to withholding of foreign taxes. The Portfolios may from year to year make the election permitted under
          Section 853 of the Internal Revenue Code to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios which will reduce their investment income.

          The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

                                                     Distributions and taxes  25

Shareholder's guide

          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT AND CERTAIN CONTRACTS MAY LIMIT ALLOCATIONS AMONG THE PORTFOLIOS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          Investments will be processed at the NAV next determined after an order is received and accepted by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange any day that the NYSE is open. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.

          To the extent a Portfolio holds securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares, the NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

          Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of a Portfolio. Although there is no present intention to do so, the Portfolios may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

 26 Janus Aspen Series

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

                                                         Shareholder's guide  27

Financial highlights

          The financial highlights tables are intended to help you understand the Institutional Shares' financial performance for each of the five most recent fiscal years. Items 1 through 9 reflect financial results for a single Share. Total return in the tables represents the rate that an investor would have earned (or lost) on an investment in each of the Institutional Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but does not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

                                       GROWTH PORTFOLIO - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------
                                                                           Periods ending December 31
                                                              1998         1997        1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                  $18.48          $15.51      $13.45      $10.57     $10.32
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                   0.05            0.15        0.17        0.28       0.09
  3. Net gains or losses on securities (both realized
     and unrealized)                                         6.36            3.34        2.29        2.90       0.20
  4. Total from investment operations                        6.41            3.49        2.46        3.18       0.29
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                (0.05)          (0.15)      (0.17)      (0.30)     (0.04)
  6. Tax return of capital distributions                       --              --          --          --         --
  7. Distributions (from capital gains)                    (1.30)          (0.37)      (0.23)          --         --
  8. Total distributions                                   (1.35)          (0.52)      (0.40)      (0.30)     (0.04)
  9. NET ASSET VALUE, END OF PERIOD                        $23.54          $18.48      $15.51      $13.45     $10.57
 10. Total return                                          35.66%          22.75%      18.45%      30.17%      2.76%
 11. Net assets, end of period (in thousands)          $1,103,549        $608,281    $325,789    $126,911    $43,549
 12. Average net assets for the period (in thousands)    $789,454        $477,914    $216,125     $77,344    $26,464
 13. Ratio of gross expenses to average net assets          0.68%(6)        0.70%(5)    0.69%(4)    0.78%(3)     N/A
 14. Ratio of net expenses to average net assets            0.68%           0.69%       0.69%       0.76%      0.88%(1)(2)
 15. Ratio of net investment income to average net
     assets                                                 0.26%           0.91%       1.39%       1.24%      1.45%
 16. Portfolio turnover rate                                  73%            122%         87%        185%       169%
---------------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.23% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(3) The ratio was 0.98% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(4) The ratio was 0.83% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(5) The ratio was 0.78% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(6) The ratio was 0.75% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.

 28 Janus Aspen Series

                                AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------------------------------
                                                                          Periods ending December 31
                                                             1998        1997        1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                  $20.55        $18.24      $17.08      $13.62     $11.80
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                     --            --          --        0.24       0.11
  3. Net gains or losses on securities (both realized
     and unrealized)                                         7.09          2.31        1.36        3.47       1.82
  4. Total from investment operations                        7.09          2.31        1.36        3.71       1.93
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                    --            --          --      (0.25)     (0.11)
  6. Tax return of capital distributions                       --            --      (0.01)          --         --
  7. Distributions (from capital gains)                        --            --      (0.19)          --         --
  8. Total distributions                                       --            --      (0.20)      (0.25)     (0.11)
  9. NET ASSET VALUE, END OF PERIOD                        $27.64        $20.55      $18.24      $17.08     $13.62
 10. Total return                                          34.26%        12.66%       7.95%      27.48%     16.33%
 11. Net assets, end of period (in thousands)            $772,943      $508,198    $383,693    $185,911    $41,289
 12. Average net assets for the period (in thousands)    $576,444      $418,464    $290,629    $107,582    $14,152
 13. Ratio of gross expenses to average net assets          0.75%(6)      0.76%(5)    0.76%(4)    0.86%(3)     N/A
 14. Ratio of net expenses to average net assets            0.75%         0.76%       0.76%       0.84%      1.05%(1)(2)
 15. Ratio of net investment income to average net
     assets                                               (0.36%)       (0.10%)     (0.27%)       0.58%      2.18%
 16. Portfolio turnover rate                                 132%          130%         88%        155%       259%
-------------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.14% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(3) The ratio was 0.93% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(4) The ratio was 0.83% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(5) The ratio was 0.78% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(6) The ratio was 0.75% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.

                                                        Financial highlights  29

                                     WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
----------------------------------------------------------------------------------------------------------------------------
                                                                                 Periods ending December 31
                                                                   1998          1997         1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $23.39        $19.44      $15.31      $12.07     $11.89
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.16          0.16        0.16        0.11       0.04
  3. Net gains or losses on securities (both realized and
     unrealized)                                                      6.59          4.14        4.27        3.19       0.14
  4. Total from investment operations                                 6.75          4.30        4.43        3.30       0.18
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.18)        (0.17)      (0.17)      (0.06)         --
  6. Dividends (in excess of net investment income)                     --        (0.02)          --          --         --
  7. Tax return of capital distributions                                --            --          --          --         --
  8. Distributions (from capital gains)                                 --        (0.16)      (0.13)          --         --
  9. Distributions (in excess of realized gains)                    (0.87)            --          --          --         --
 10. Total distributions                                            (1.05)        (0.35)      (0.30)      (0.06)         --
 11. NET ASSET VALUE, END OF PERIOD                                 $29.09        $23.39      $19.44      $15.31     $12.07
 12. Total return                                                   28.92%        22.15%      29.04%      27.37%      1.53%
 13. Net assets, end of period (in thousands)                   $2,890,375    $1,576,548    $582,603    $108,563    $37,728
 14. Average net assets for the period (in thousands)           $2,217,695    $1,148,951    $304,111     $59,440    $22,896
 15. Ratio of gross expenses to average net assets                   0.72%(6)      0.74%(5)    0.80%(4)    0.90%(3)     N/A
 16. Ratio of net expenses to average net assets                     0.72%         0.74%       0.80%       0.87%      1.18%(1)(2)
 17. Ratio of net investment income to average net assets            0.64%         0.67%       0.83%       0.95%      0.50%
 18. Portfolio turnover rate                                           77%           80%         62%        113%       217%
----------------------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.49% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(3) The ratio was 1.09% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(4) The ratio was 0.91% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(5) The ratio was 0.81% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(6) The ratio was 0.74% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.

 30 Janus Aspen Series

                                       BALANCED PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                               Periods ending December 31
                                                                  1998        1997        1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $17.47      $14.77     $13.03      $10.63      $10.64
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.39        0.34       0.32        0.17        0.15
  3. Net gains (or losses) on securities (both realized and
     unrealized)                                                    5.51        2.89       1.81        2.45      (0.06)
  4. Total from investment operations                               5.90        3.23       2.13        2.62        0.09
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.38)      (0.35)     (0.30)      (0.22)      (0.10)
  6. Tax return of capital distributions                              --          --         --          --          --
  7. Distributions (from capital gains)                           (0.45)      (0.18)     (0.09)          --          --
  8. Distributions (in excess of realized gains)                  (0.04)          --         --          --          --
  9. Total distributions                                          (0.87)      (0.53)     (0.39)      (0.22)      (0.10)
 10. NET ASSET VALUE, END OF PERIOD                               $22.50      $17.47     $14.77      $13.03      $10.63
 11. Total return                                                 34.28%      22.10%     16.18%      24.79%       0.84%
 12. Net assets, end of period (in thousands)                   $882,495    $362,409    $85,480     $14,021      $3,153
 13. Average net assets for the period (in thousands)           $555,002    $176,432    $43,414      $5,739      $2,336
 14. Ratio of gross expenses to average net assets                 0.74%(6)    0.83%(5)   0.94%(4)    1.37%(3)      N/A
 15. Ratio of net expenses to average net assets                   0.74%       0.82%      0.92%       1.30%       1.57%(1)(2)
 16. Ratio of net investment income to average net assets          2.41%       2.87%      2.92%       2.41%       1.90%
 17. Portfolio turnover rate                                         70%        139%       103%        149%        158%
------------------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.74% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(3) The ratio was 1.55% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(4) The ratio was 1.07% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(5) The ratio was 0.83% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(6) The ratio was 0.74% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.

                                                        Financial highlights  31

                                    FLEXIBLE INCOME PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                               Periods ending December 31
                                                                  1998        1997        1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $11.78     $11.24      $11.11       $9.48       $9.97
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.64       0.67        0.74        0.53        0.47
  3. Net gains or losses on securities (both realized and
     unrealized)                                                    0.41       0.62        0.24        1.70      (0.56)
  4. Total from investment operations                               1.05       1.29        0.98        2.23      (0.09)
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.67)     (0.64)      (0.72)      (0.60)      (0.40)
  6. Tax return of capital distributions                              --         --          --          --          --
  7. Distributions (from capital gains)                           (0.11)     (0.11)      (0.13)          --          --
  8. Total distributions                                          (0.78)     (0.75)      (0.85)      (0.60)      (0.40)
  9. NET ASSET VALUE, END OF PERIOD                               $12.05     $11.78      $11.24      $11.11       $9.48
 10. Total return                                                  9.11%     11.76%       9.19%      23.86%     (0.91%)
 11. Net assets, end of period (in thousands)                   $129,582    $54,098     $25,315     $10,831      $1,924
 12. Average net assets for the period (in thousands)            $86,627    $36,547     $17,889      $5,556      $1,636
 13. Ratio of gross expenses to average net assets                 0.73%      0.75%       0.84%       1.07%         N/A
 14. Ratio of net expenses to average net assets                   0.73%      0.75%       0.83%       1.00%       1.00%(1)
 15. Ratio of net investment income to average net assets          6.36%      6.90%       7.31%       7.46%       5.49%
 16. Portfolio turnover rate                                        145%       119%        250%        236%        234%
------------------------------------------------------------------------------------------------------------------------

(1) The ratio was 1.35% before waiver of certain fees incurred by the Portfolio.

 32 Janus Aspen Series

                                                    Glossary of investment terms

          This glossary provides a more detailed description of some of the types of securities and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK SECURITIES are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive

                                                Glossary of investment terms  33
          income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

 34 Janus Aspen Series

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset

                                                Glossary of investment terms  35
          mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

 36 Janus Aspen Series

                                                Explanation of rating categories

          The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
                AA.......................... High quality; very strong capacity to pay principal and interest.
                A........................... Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
                BBB......................... Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
                Non-Investment Grade
                BB, B, CCC, CC, C........... Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments.
                                             BB - lowest degree of speculation; C - the highest degree of speculation. Quality and protective characteristics
                                             outweighed by large uncertainties or major risk exposure to adverse conditions.
                D........................... In default.

                                            Explanation of rating categories  37

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                Aaa......................... Highest quality, smallest degree of investment risk.
                Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
                A........................... Upper-medium grade obligations; many favorable investment attributes.
                Baa......................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
                Non-Investment Grade
                Ba.......................... More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
                B........................... Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
                Caa......................... Poor standing, may be in default; elements of danger with respect to principal or interest payments.
                Ca.......................... Speculative in a high degree; could be in default or have other marked shortcomings.
                C........................... Lowest-rated; extremely poor prospects of ever attaining investment standing.

          Unrated securities will be treated as noninvestment grade securities unless a portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

 38 Janus Aspen Series

SECURITIES HOLDINGS BY RATING CATEGORY

          During the fiscal period ended December 31, 1998, the percentage of securities holdings for Flexible Income Portfolio by rating category based upon a weighted monthly average was:

                                               FLEXIBLE INCOME PORTFOLIO
                ----------------------------------------------------------------------------------------
                    BONDS-S&P RATING:
                 AAA                                                                       24%
                 AA                                                                         4%
                 A                                                                         13%
                 BBB                                                                       18%
                 BB                                                                        13%
                 B                                                                         15%
                 CCC                                                                        1%
                 CC                                                                         0%
                 C                                                                          0%
                 Preferred Stock                                                            2%
                 Cash and Options                                                          10%
                 TOTAL                                                                    100%
                ----------------------------------------------------------------------------------------

          No other Portfolio described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the fiscal year ended December 31, 1998.

                                            Explanation of rating categories  39

[JANUS LOGO]

        1-800-29JANUS
        100 Fillmore Street
        Denver, Colorado 80206-4928
        janus.com

You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting your plan sponsor or visiting our Web site at janus.com. In the Portfolios' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year. Other information is also available from financial intermediaries that sell Shares of the Portfolios.
The Statement of Additional Information provides detailed information about the Portfolios and is incorporated into this Prospectus by reference. You may review the Portfolios' Statement of Additional Information at the Public Reference Room of the SEC or get text only copies for a fee, by writing to or calling the Public Reference Room, Washington, D.C. 20549-6009 (1-800-SEC-0330). You may obtain the Statement of Additional Information for free from the SEC's Web site at http://www.sec.gov.

                    Investment Company Act File No. 811-7736

                                         [JANUS LOGO]

                   Janus Aspen Series

                              PROSPECTUS
                              MAY 1, 1999
                              Growth Portfolio
                              Aggressive Growth Portfolio
                              Capital Appreciation Portfolio
                              International Growth Portfolio
                              Worldwide Growth Portfolio
                              Balanced Portfolio

                   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [JANUS LOGO]

                This prospectus describes six mutual funds (the "Portfolios") with a variety of investment objectives, including growth of capital and a combination of growth and income. Each Portfolio of Janus Aspen Series currently offers two classes of shares. The Institutional Shares, (the "Shares"), are sold under the name of "Janus Aspen Series" and are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts, as well as certain qualified retirement plans.

                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

                                                               Table of contents

                RISK/RETURN SUMMARY
                   Growth Portfolios........................................    2
                   Balanced Portfolio.......................................    7
                   Fees and expenses........................................    9
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Growth Portfolios........................................   10
                   Balanced Portfolio.......................................   12
                   General portfolio policies...............................   13
                   Risks for Growth, Global Growth and Balanced
                   Portfolios...............................................   15
                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   17
                   Management expenses and expense limits...................   17
                   Investment personnel.....................................   18
                OTHER INFORMATION...........................................   20
                DISTRIBUTIONS AND TAXES
                   Distributions............................................   21
                   Taxes....................................................   21
                SHAREHOLDER'S GUIDE
                   Purchases................................................   22
                   Redemptions..............................................   22
                   Shareholder communications...............................   23
                FINANCIAL HIGHLIGHTS........................................   24
                GLOSSARY
                   Glossary of investment terms.............................   30


                                                            Table of contents  1

Risk return summary

GROWTH PORTFOLIOS

          The Growth Portfolios are designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE GROWTH PORTFOLIOS?

--------------------------------------------------------------------------------

          DOMESTIC GROWTH PORTFOLIOS

          - GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          - AGGRESSIVE GROWTH PORTFOLIO AND CAPITAL APPRECIATION PORTFOLIO seek long-term growth of capital.

          GLOBAL GROWTH PORTFOLIOS

          - INTERNATIONAL GROWTH PORTFOLIO seeks long-term growth of capital.

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          The Portfolios' Trustees may change these objectives without a shareholder vote and the Portfolios will notify you of any changes that are material. If there is a material change to a Portfolio's objective or policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE GROWTH PORTFOLIOS?

          The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look for companies with earnings growth potential one at a time. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of a Portfolio's assets may be in cash or similar investments.

          GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          AGGRESSIVE GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.

          CAPITAL APPRECIATION PORTFOLIO invests primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

          INTERNATIONAL GROWTH PORTFOLIO normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries, or even a single country.

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

 2 Janus Aspen Series

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE GROWTH PORTFOLIOS?

          The biggest risk is that the Portfolios' returns may vary, and you could lose money. If you are considering investing in any of the Growth Portfolios, remember that they are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of a Portfolio may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio could also decrease if the stock market goes down. If the value of a Portfolio decreases, its net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you would get back less money.

          INTERNATIONAL GROWTH PORTFOLIO AND WORLDWIDE GROWTH PORTFOLIO may have significant exposure to foreign markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

          AGGRESSIVE GROWTH PORTFOLIO AND CAPITAL APPRECIATION PORTFOLIO are nondiversified. In other words, they may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on a Portfolio's NAV and total return.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          The following information provides an indication of the risks of investing in the Growth Portfolio by showing how each of the Growth Portfolios' performance has varied over time. The bar charts depict the change in performance from year-to-year during the period indicated, but do not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolios do not impose any sales or other charges that would affect total return computations. Total return figures include the effect of each Portfolio's expenses. The tables compare the average annual returns for the Shares of each Portfolio for the periods indicated to a broad-based securities market index.

                                                          Risk return summary  3

           GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Growth Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                      2.76%   30.17%   18.45%   22.75%   35.66%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  27.71%  Worst Quarter 3rd-1998 (10.92%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Growth Portfolio - Institutional Shares                   35.66%    21.41%         20.91%
                S&P 500 Index*                                            28.74%    24.08%         23.06%
                                                                      ----------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

           AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Aggressive Growth Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                     16.33%   27.48%    7.95%   12.66%   34.26%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  34.65%  Worst Quarter 3rd-1998 (14.98%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Aggressive Growth Portfolio - Institutional Shares        34.26%    19.35%         21.96%
                S&P 400 Mid Cap Index*                                    18.25%    18.67%         18.06%
                                                                      ----------------------------------------

           * The S&P 400 Mid Cap Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

 4 Janus Aspen Series

           CAPITAL APPRECIATION PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Capital Appreciation Portfolio - Institutional Shares for 1998:

           Annual returns for periods ended 12/31

                                                                         58.11%
                                                                          1998

           The percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  33.98%  Worst Quarter 3rd-1998 (9.98%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                           Since Inception
                                                                                 1 year       (5/1/97)
                Capital Appreciation Portfolio - Institutional Shares            58.11%        51.65%
                S&P 500 Index*                                                   28.74%        31.38%
                                                                             -----------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

           INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for International Growth Portfolio - Institutional Shares from 1995 through 1998:

           Annual returns for periods ended 12/31

                                              23.15%   34.71%   18.51%   17.23%
                                               1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  16.63%  Worst Quarter 3rd-1998 (17.76%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                           Since Inception
                                                                                 1 year       (5/2/94)
                International Growth Portfolio - Institutional Shares            17.23%        18.87%
                Morgan Stanley Capital International EAFE Index*                 20.00%         8.11%
                                                                             -----------------------------

           * The Morgan Stanley Capital International EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of 20 Developed Market countries in Europe, Australasia and the Far East.

                                                          Risk return summary  5

           WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Worldwide Growth Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                      1.53%   27.37%   29.04%   22.15%   28.92%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  20.87%  Worst Quarter 3rd-1998 (16.03%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Worldwide Growth Portfolio - Institutional Shares         28.92%    21.32%         24.06%
                Morgan Stanley International Worldwide Index*             24.34%    15.68%         14.39%
                                                                      ----------------------------------------

           * The Morgan Stanley International Worldwide Index is a market capitalization weighted index composed of countries representative of the market structure of 47 Developed and Emerging Markets.

          The Growth Portfolios' past performance does not necessarily indicate how they will perform in the future.

 6 Janus Aspen Series

BALANCED PORTFOLIO

          The Balanced Portfolio is designed for investors who primarily seek growth of capital with current income. It is not designed for investors who desire a consistent level of income.

1. WHAT IS THE INVESTMENT OBJECTIVE OF BALANCED PORTFOLIO?

--------------------------------------------------------------------------------

          - BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

          The Trustees may change this objective without a shareholder vote and the Portfolio will notify you of any changes that are material. If there is a material change to the Portfolio's objective or policies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF BALANCED PORTFOLIO?

          The portfolio manager applies a "bottom up" approach in choosing investments. In other words, he looks mostly for equity and income-producing securities that meet his investment criteria one at a time. If the portfolio manager is unable to find such investments, much of the Portfolio's assets may be in cash or similar investments.

          Balanced Portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income securities.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN BALANCED PORTFOLIO?

          The biggest risk is that the Portfolio's returns may vary, and you could lose money. If you are considering investing in Balanced Portfolio, remember that it is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of the Portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Portfolio could also decrease if the stock market goes down. If the value of the Portfolio decreases, its NAV will also decrease, which means if you sell your shares in the Portfolio you would get back less money.

          The income component of the Portfolio's holdings includes fixed-income securities. A fundamental risk to the income component is that the value of these securities will fall if interest rates rise. Generally, the value of a fixed-income portfolio will decrease when interest rates rise, which means the Portfolio's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

          An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                          Risk return summary  7

          The following information provides an indication of the risks of investing in Balanced Portfolio by showing how Balanced Portfolio's performance has varied over time. The bar chart depicts the change in performance from year-to-year during the period indicated, but does not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Shares of the Portfolio for the period indicated to a broad-based securities market index.

           BALANCED PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Balanced Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                      0.84%   24.79%   16.18%   22.10%   34.28%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  20.32%  Worst Quarter 3rd-1998 (4.97%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Balanced Portfolio - Institutional Shares                 34.28%    19.11%         19.53%
                S&P 500 Index*                                            28.74%    24.08%         23.06%
                Lehman Brothers Gov't/Corp Bond Index**                    9.47%     7.30%          6.90%
                                                                      ----------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
          ** Lehman Brothers Gov't/Corp Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.

          Balanced Portfolio's past performance does not necessarily indicate how it will perform in the future.

 8 Janus Aspen Series

FEES AND EXPENSES

          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. All Janus funds are no-load investments, so you will not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example on the next page shows, these costs are borne indirectly by all shareholders.

          This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. The information shown is based upon gross expenses (without the effect of expense offset arrangements) for the fiscal year ended December 31, 1998. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

                                                                    Total Annual Fund                          Total Annual Fund
                                                                    Operating Expenses                         Operating Expenses
                                           Management      Other      Without Waivers          Total              With Waivers
                                              Fee         Expenses     or Reductions*  Waivers and Reductions    or Reductions*
    Growth Portfolio                         0.72%          0.03%          0.75%               0.07%                  0.68%
    Aggressive Growth Portfolio              0.72%          0.03%          0.75%                 N/A                  0.75%
    Capital Appreciation Portfolio           0.75%          0.22%          0.97%               0.05%                  0.92%
    International Growth Portfolio           0.75%          0.20%          0.95%               0.09%                  0.86%
    Worldwide Growth Portfolio               0.67%          0.07%          0.74%               0.02%                  0.72%
    Balanced Portfolio                       0.72%          0.02%          0.74%                 N/A                  0.74%

--------------------------------------------------------------------------------
   * All expenses are stated both with and without contractual waivers and fee reductions by Janus Capital. Fee reductions for Growth, Aggressive Growth, Capital Appreciation, International Growth, Worldwide Growth and Balanced Portfolios reduce the Management Fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the Management Fee and then against Other Expenses.
     Janus Capital has agreed to continue the waivers and fee reductions until at least the next annual renewal of the advisory agreement.
--------------------------------------------------------------------------------

   EXAMPLE:
   THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS OR REDUCTIONS. This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Growth Portfolio                                               $ 77       $240      $  417      $  930
    Aggressive Growth Portfolio                                    $ 77       $240      $  417      $  930
    Capital Appreciation Portfolio                                 $ 99       $309      $  536      $1,190
    International Growth Portfolio                                 $ 97       $303      $  526      $1,166
    Worldwide Growth Portfolio                                     $ 76       $237      $  411      $  918
    Balanced Portfolio                                             $ 76       $237      $  411      $  918

                                                          Risk return summary  9

Investment objectives, principal investment
           strategies and risks

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                  Growth Portfolio                                                 Janus Fund
                  Aggressive Growth Portfolio                           Janus Enterprise Fund
                  Capital Appreciation Portfolio                           Janus Twenty Fund*
                  International Growth Portfolio                          Janus Overseas Fund
                  Worldwide Growth Portfolio                             Janus Worldwide Fund
                  Balanced Portfolio                                      Janus Balanced Fund

          *Prior to May 1, 1999 Capital Appreciation Portfolio was managed in a similar manner to Janus Olympus Fund.

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

GROWTH PORTFOLIOS

          This section takes a closer look at the investment objectives of each of the Growth Portfolios, their principal investment strategies and certain risks of investing in the Growth Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus on pages 15-16 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

DOMESTIC GROWTH PORTFOLIOS

          GROWTH PORTFOLIO
          Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          AGGRESSIVE GROWTH PORTFOLIO
          Aggressive Growth Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 1998, they ranged from approximately $142 million to $73 billion.

 10 Janus Aspen Series

          CAPITAL APPRECIATION PORTFOLIO
          Capital Appreciation Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

GLOBAL GROWTH PORTFOLIOS

          INTERNATIONAL GROWTH PORTFOLIO
          International Growth Portfolio seeks long-term growth of capital. Normally, the Portfolio pursues its objective by investing at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

          WORLDWIDE GROWTH PORTFOLIO
          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

The following questions and answers are designed to help you better understand the Growth Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

          Each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. In other words, they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. They make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the Portfolios. Income realized on the Portfolios' investments will be incidental to their objectives.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for

            Investment objectives, principal investment strategies and risks  11

          Aggressive Growth Portfolio. Although the other Growth Portfolios offered by this Prospectus do not emphasize companies of any particular size, Portfolios with a larger asset base are more likely to invest in larger, more established issuers.

BALANCED PORTFOLIO

          This section takes a closer look at the investment objective of Balanced Portfolio, its principal investment strategies and certain risks of investing in the Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus on pages 15-16 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

          Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income securities.

The following questions and answers are designed to help you better understand Balanced Portfolio's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR BALANCED PORTFOLIO IN COMPARISON TO THE GROWTH PORTFOLIOS?

          Because income is a part of the investment objective of the Portfolio, the portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stocks for this Portfolio.

2. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED PORTFOLIO'S HOLDINGS?

          Balanced Portfolio shifts assets between the growth and income components of its holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, the Portfolio will place a greater emphasis on the growth component.

3. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED PORTFOLIO'S INVESTMENTS?

          The growth component of the Portfolio's investments is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

4. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED PORTFOLIO'S HOLDINGS?

          The income component of Balanced Portfolio will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the Portfolio if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

 12 Janus Aspen Series

GENERAL PORTFOLIO POLICIES

          Unless otherwise stated, each of the following policies applies to all of the Portfolios. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Portfolio's cash position to protect its assets or maintain liquidity. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly.

          When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          OTHER TYPES OF INVESTMENTS
          The Growth Portfolios invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks. Balanced Portfolio also invest in domestic and foreign equity securities with varying degrees of emphasis on income. The Portfolios may also invest to a lesser degree in other types of securities. These securities (which are described in the Glossary) may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk securities (less than 35% of each Portfolio's assets)

          - options, futures, forwards and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          The Portfolios may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United

            Investment objectives, principal investment strategies and risks  13

          States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in special situations. A special situation arises when, in the opinion of a Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment although, to a limited extent, a Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

 14 Janus Aspen Series

RISKS FOR GROWTH, GLOBAL GROWTH AND BALANCED PORTFOLIOS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities or companies with relatively small market capitalizations.

The following questions and answers are designed to help you better understand some of the risks of investing in the Growth, Global Growth and Balanced Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW DOES THE NONDIVERSIFIED STATUS OF AGGRESSIVE GROWTH PORTFOLIO AND CAPITAL APPRECIATION PORTFOLIO AFFECT THEIR RISK?

          Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of a Portfolio.

3. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

          The Portfolios may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolios' performance may depend on issues other than the performance of a particular company. These issues include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

            Investment objectives, principal investment strategies and risks  15

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK SECURITIES?

          High-yield/high-risk securities (or "junk" bonds) are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality securities generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade debt securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

5. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgement proves incorrect. Risks associated with the use of derivative instruments are described in the SAI.

6. I'VE HEARD A LOT ABOUT HOW THE CHANGE TO THE YEAR 2000 COULD AFFECT COMPUTER SYSTEMS. DOES THIS CREATE ANY SPECIAL RISKS?

          The portfolio managers carefully research each potential investment before making an investment decision and, among other things, consider Year 2000 readiness when selecting portfolio holdings. However, there is no guarantee that the information a portfolio manager receives regarding a company's Year 2000 readiness is completely accurate. If a company has not satisfactorily addressed Year 2000 issues, the Portfolio's performance could suffer.

 16 Janus Aspen Series

                                                    Management of the portfolios

INVESTMENT ADVISER

          Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

          Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

          Participating insurance companies that purchase the Portfolios' shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

MANAGEMENT EXPENSES AND EXPENSE LIMITS

          Each Portfolio pays Janus Capital a management fee which is calculated daily. The advisory agreement with each Portfolio spells out the management fee and other expenses that the Portfolios must pay. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate). In addition, the Shares of each Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

                                                          Average Daily
                                                           Net Assets         Annual Rate      Expense Limit
     Fee Schedule                                         of Portfolio       Percentage (%)    Percentage (%)
-------------------------------------------------------------------------------------------------------------
     Growth Portfolio
     Aggressive Growth Portfolio                        First $300 Million        0.75               N/A(1)
     Capital Appreciation Portfolio                     Next $200 Million         0.70
     International Growth Portfolio                     Over $500 Million         0.65
     Worldwide Growth Portfolio
     Balanced Portfolio
-------------------------------------------------------------------------------------------------------------

(1) Janus Capital has agreed to reduce Growth, Aggressive Growth, Capital Appreciation, International Growth, Worldwide Growth, and Balanced Portfolio's management fee to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory contracts. The effective rate is the management fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). The effective rates of Janus Fund, Janus Enterprise Fund, Janus Olympus Fund, Janus Overseas Fund, Janus Worldwide Fund and Janus Balanced Fund were 0.65%, 0.69%, 0.67%, 0.66%, 0.65%, and 0.67%, respectively, for the quarter ended March 31, 1999.

                                                Management of the portfolios  17

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------
            is Executive Vice President and co-manager of International
            Growth Portfolio and Janus Overseas Fund which he has co-managed since May 1998 and April 1998, respectively. He served as assistant portfolio manager for these funds since 1996. He is also assistant portfolio manager for Worldwide Growth Portfolio and Janus Worldwide Fund. Mr. Chang joined Janus Capital in 1993 after receiving a Masters Degree in Political Science from Stanford University. He is a Chartered Financial Analyst.

JAMES P. CRAIG, III
--------------------------------------------------------------------------------
            is Chief Investment Officer of Janus Capital. He is Executive
            Vice President and portfolio manager of Growth Portfolio, which he has managed since inception. He has managed Janus Fund since
            1986 and has co-managed Janus Venture Fund since February 1,
            1997. Mr. Craig previously managed Janus Venture Fund from its inception, to December 1993, Janus Balanced Fund from December
            1993 to December 1995 and Balanced Portfolio from September 1993 through April 1996. He holds a Bachelor of Arts in Business from the University of Alabama and a Master of Arts in Finance from the Wharton School of the University of Pennsylvania.

JAMES P. GOFF
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Aggressive Growth Portfolio, which he has managed since inception. Mr. Goff joined Janus Capital in 1988 and has managed Janus Enterprise
            Fund since its inception. Mr. Goff co-managed or managed Janus Venture Fund from December 1993 to February 1, 1997. He holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Worldwide Growth Portfolio and co-manager of International Growth
            Portfolio, which she has managed or co-managed since inception.
            Ms. Hayes joined Janus Capital in 1987 and has managed or co-managed Janus Worldwide Fund and Janus Overseas Fund since their inceptions. She holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Balanced Portfolio, which he has managed since May 1996 and Equity Income Portfolio, which he has managed since inception. He is an assistant portfolio manager of Growth Portfolio. Mr. Rollins joined Janus Capital in 1990 and has managed Janus Balanced Fund since January 1996 and Janus Equity Income Fund since inception.
            He has been an assistant portfolio manager of Janus Fund since January 1995. He gained experience as a fixed-income trader and equity research analyst prior to managing Balanced Portfolio. He holds a Bachelor of Science in Finance from the University of Colorado and is a Chartered Financial Analyst.

 18 Janus Aspen Series

SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Capital Appreciation Portfolio, which he has managed since its inception.
            He is portfolio manager of Janus Twenty Fund, which he has managed since August 1997. He previously managed Janus Olympus
            Fund from its inception to August 1997. Mr. Schoelzel joined
            Janus Capital in January 1994. He holds a Bachelor of Arts in Business from Colorado College.

ASSISTANT PORTFOLIO MANAGERS

DAVID C. DECKER
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Growth Portfolio. He is also an assistant portfolio manager of Janus Fund. He is Executive
            Vice President and portfolio manager of Janus Special Situations Fund. Mr. Decker received a Masters of Business Administration in Finance from the Fuqua School of Business at Duke University and a Bachelor's Degree in Economics and Political Science from Tufts University. He is a Chartered Financial Analyst.

RON SACHS
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Aggressive Growth Portfolio. Mr. Sachs joined Janus Capital in 1996 as a research analyst.
            Prior to coming to Janus, he worked as a consultant for Bain & Company and as an attorney for Willkie, Farr & Gallagher. Mr.
            Sachs graduated from Princeton cum laude with an undergraduate degree in economics. He obtained his law degree from the University of Michigan. Mr. Sachs is a Chartered Financial
            Analyst.

                                                Management of the portfolios  19

Other information

          CLASSES OF SHARES

          Each Portfolio currently offers two classes of Shares, one of which, the Institutional Shares, are offered pursuant to this prospectus and are sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Retirement Shares of each Portfolio are offered by separate prospectus and are available only to qualified plans using plan service providers that are compensated for providing distribution and/or recordkeeping and other administrative services. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Retirement Shares, please call 1-800-525-0020.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Retirement Shares of the Portfolios (offered through a separate prospectus) are available to certain qualified plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Retirement Shares of the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Shares. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Retirement Shares to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          YEAR 2000

          Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has devoted considerable internal resources and has engaged one of the foremost experts in the field to help achieve Year 2000 readiness. Janus Capital does not anticipate that Year 2000-related issues will have a material impact on its ability to continue to provide the Portfolios with service at current levels; however, Janus Capital cannot make any assurances that the steps it has taken to ensure Year 2000 readiness will be successful. In addition, there can be no assurance that Year 2000 issues will not affect the companies in which the Portfolios invest or worldwide markets and economies.

 20 Janus Aspen Series

                                                         Distributions and taxes

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized on its investments annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

          Each class of each Portfolio makes semi-annual distributions in June and December of substantially all of its investment income and an annual distribution in June of its net realized gains, if any. All dividends and capital gains distributions from Shares of a Portfolio will automatically be reinvested into additional Shares of that Portfolio.

          HOW DISTRIBUTIONS AFFECT NAV

          Distributions are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of Growth Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to withholding of foreign taxes. The Portfolios may from year to year make the election permitted under
          Section 853 of the Internal Revenue Code to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios which will reduce their investment income.

          The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

                                                     Distributions and taxes  21

Shareholder's guide

          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT AND CERTAIN CONTRACTS MAY LIMIT ALLOCATIONS AMONG THE PORTFOLIOS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          Investments will be processed at the NAV next determined after an order is received and accepted by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange any day that the NYSE is open. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.

          To the extent a Portfolio holds securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares, the NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

          Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of a Portfolio. Although there is no present intention to do so, the Portfolios may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

 22 Janus Aspen Series

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

                                                         Shareholder's guide  23

Financial highlights

          The financial highlights tables are intended to help you understand the Institutional Shares' financial performance for each of the five most recent fiscal years or the life of the Portfolio if less than five years. Items 1 through 9 reflect financial results for a single Share. Total return in the tables represents the rate that an investor would have earned (or lost) on an investment in each of the Institutional Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but does not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

                                       GROWTH PORTFOLIO - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------
                                                                           Periods ending December 31
                                                              1998         1997        1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                  $18.48          $15.51      $13.45      $10.57     $10.32
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                   0.05            0.15        0.17        0.28       0.09
  3. Net gains or losses on securities (both realized
     and unrealized)                                         6.36            3.34        2.29        2.90       0.20
  4. Total from investment operations                        6.41            3.49        2.46        3.18       0.29
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                (0.05)          (0.15)      (0.17)      (0.30)     (0.04)
  6. Tax return of capital distributions                       --              --          --          --         --
  7. Distributions (from capital gains)                    (1.30)          (0.37)      (0.23)          --         --
  8. Total distributions                                   (1.35)          (0.52)      (0.40)      (0.30)     (0.04)
  9. NET ASSET VALUE, END OF PERIOD                        $23.54          $18.48      $15.51      $13.45     $10.57
 10. Total return                                          35.66%          22.75%      18.45%      30.17%      2.76%
 11. Net assets, end of period (in thousands)          $1,103,549        $608,281    $325,789    $126,911    $43,549
 12. Average net assets for the period (in thousands)    $789,454        $477,914    $216,125     $77,344    $26,464
 13. Ratio of gross expenses to average net assets          0.68%(6)        0.70%(5)    0.69%(4)    0.78%(3)     N/A
 14. Ratio of net expenses to average net assets            0.68%           0.69%       0.69%       0.76%      0.88%(1)(2)
 15. Ratio of net investment income to average net
     assets                                                 0.26%           0.91%       1.39%       1.24%      1.45%
 16. Portfolio turnover rate                                  73%            122%         87%        185%       169%
---------------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.23% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(3) The ratio was 0.98% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(4) The ratio was 0.83% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(5) The ratio was 0.78% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(6) The ratio was 0.75% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.

 24 Janus Aspen Series

                                AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------------------------------
                                                                          Periods ending December 31
                                                             1998        1997        1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                  $20.55        $18.24      $17.08      $13.62     $11.80
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                     --            --          --        0.24       0.11
  3. Net gains or losses on securities (both realized
     and unrealized)                                         7.09          2.31        1.36        3.47       1.82
  4. Total from investment operations                        7.09          2.31        1.36        3.71       1.93
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                    --            --          --      (0.25)     (0.11)
  6. Tax return of capital distributions                       --            --      (0.01)          --         --
  7. Distributions (from capital gains)                        --            --      (0.19)          --         --
  8. Total distributions                                       --            --      (0.20)      (0.25)     (0.11)
  9. NET ASSET VALUE, END OF PERIOD                        $27.64        $20.55      $18.24      $17.08     $13.62
 10. Total return                                          34.26%        12.66%       7.95%      27.48%     16.33%
 11. Net assets, end of period (in thousands)            $772,943      $508,198    $383,693    $185,911    $41,289
 12. Average net assets for the period (in thousands)    $576,444      $418,464    $290,629    $107,582    $14,152
 13. Ratio of gross expenses to average net assets          0.75%(6)      0.76%(5)    0.76%(4)    0.86%(3)     N/A
 14. Ratio of net expenses to average net assets            0.75%         0.76%       0.76%       0.84%      1.05%(1)(2)
 15. Ratio of net investment income to average net
     assets                                               (0.36%)       (0.10%)     (0.27%)       0.58%      2.18%
 16. Portfolio turnover rate                                 132%          130%         88%        155%       259%
-------------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.14% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(3) The ratio was 0.93% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(4) The ratio was 0.83% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(5) The ratio was 0.78% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(6) The ratio was 0.75% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.

                                                        Financial highlights  25

               CAPITAL APPRECIATION PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------
                                                                   Periods ending
                                                                    December 31
                                                                  1998      1997(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                        $12.62      $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                         0.01        0.05
  3. Net gains or losses on securities (both realized and
     unrealized)                                                   7.32        2.61
  4. Total from investment operations                              7.33        2.66
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                      (0.01)      (0.04)
  6. Tax return of capital distributions                             --          --
  7. Distributions (from capital gains)                              --          --
  8. Total distributions                                         (0.01)      (0.04)
  9. NET ASSET VALUE, END OF PERIOD                              $19.94      $12.62
 10. Total return*                                               58.11%      26.60%
 11. Net assets, end of period (in thousands)                   $74,187      $6,833
 12. Average net assets for the period (in thousands)           $25,964      $2,632
 13. Ratio of gross expenses to average net assets**              0.92%(3)    1.26%(2)
 14. Ratio of net expenses to average net assets**                0.91%       1.25%
 15. Ratio of net investment income to average net assets**       0.27%       1.43%
 16. Portfolio turnover rate**                                      91%        101%
------------------------------------------------------------------------------------

 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
(1) May 1, 1997 (inception) through December 31, 1997.
(2) The ratio was 2.19% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Olympus Fund.
(3) The ratio was 0.97% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Olympus Fund.

 26 Janus Aspen Series

                                 INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                               Periods ending December 31
                                                                  1998        1997        1996        1995      1994(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $18.48     $15.72      $11.95       $9.72      $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.13       0.11        0.05        0.09      (0.09)
  3. Net gains or losses on securities (both realized and
     unrealized)                                                    3.07       2.80        4.06        2.16      (0.19)
  4. Total from investment operations                               3.20       2.91        4.11        2.25      (0.28)
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.14)     (0.11)      (0.11)      (0.02)          --
  6. Dividends (in excess of net investment income)                   --         --          --          --          --
  7. Tax return of capital distributions                              --         --          --          --          --
  8. Distributions (from capital gains)                               --     (0.01)      (0.23)          --          --
  9. Distributions (in excess of realized gains)                  (0.27)     (0.03)          --          --          --
 10. Total distributions                                          (0.41)     (0.15)      (0.34)      (0.02)          --
 11. NET ASSET VALUE, END OF PERIOD                               $21.27     $18.48      $15.72      $11.95       $9.72
 12. Total return*                                                17.23%     18.51%      34.71%      23.15%     (2.80%)
 13. Net assets, end of period (in thousands)                   $311,110    $161,091    $27,192      $1,608      $1,353
 14. Average net assets for the period (in thousands)           $234,421    $96,164      $7,437      $1,792      $1,421
 15. Ratio of gross expenses to average net assets**               0.86%(6)   0.96%(5)    1.26%(4)    2.69%(3)      N/A
 16. Ratio of net expenses to average net assets**                 0.86%      0.96%       1.25%       2.50%       2.50%(2)
 17. Ratio of net investment income to average net assets**        0.73%      0.70%       0.62%     (0.80%)     (1.30%)
 18. Portfolio turnover rate**                                       93%        86%         65%        211%        275%
------------------------------------------------------------------------------------------------------------------------

 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
(1) May 1, 1994 (inception) through December 31, 1994.
(2) The ratio was 4.67% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.
(3) The ratio was 3.57% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.
(4) The ratio was 2.21% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.
(5) The ratio was 1.08% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.
(6) The ratio was 0.95% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.

                                                        Financial highlights  27

                                     WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
----------------------------------------------------------------------------------------------------------------------------
                                                                                 Periods ending December 31
                                                                   1998          1997         1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $23.39        $19.44      $15.31      $12.07     $11.89
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.16          0.16        0.16        0.11       0.04
  3. Net gains or losses on securities (both realized and
     unrealized)                                                      6.59          4.14        4.27        3.19       0.14
  4. Total from investment operations                                 6.75          4.30        4.43        3.30       0.18
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.18)        (0.17)      (0.17)      (0.06)         --
  6. Dividends (in excess of net investment income)                     --        (0.02)          --          --         --
  7. Tax return of capital distributions                                --            --          --          --         --
  8. Distributions (from capital gains)                                 --        (0.16)      (0.13)          --         --
  9. Distributions (in excess of realized gains)                    (0.87)            --          --          --         --
 10. Total distributions                                            (1.05)        (0.35)      (0.30)      (0.06)         --
 11. NET ASSET VALUE, END OF PERIOD                                 $29.09        $23.39      $19.44      $15.31     $12.07
 12. Total return                                                   28.92%        22.15%      29.04%      27.37%      1.53%
 13. Net assets, end of period (in thousands)                   $2,890,375    $1,576,548    $582,603    $108,563    $37,728
 14. Average net assets for the period (in thousands)           $2,217,695    $1,148,951    $304,111     $59,440    $22,896
 15. Ratio of gross expenses to average net assets                   0.72%(6)      0.74%(5)    0.80%(4)    0.90%(3)     N/A
 16. Ratio of net expenses to average net assets                     0.72%         0.74%       0.80%       0.87%      1.18%(1)(2)
 17. Ratio of net investment income to average net assets            0.64%         0.67%       0.83%       0.95%      0.50%
 18. Portfolio turnover rate                                           77%           80%         62%        113%       217%
----------------------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.49% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(3) The ratio was 1.09% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(4) The ratio was 0.91% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(5) The ratio was 0.81% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(6) The ratio was 0.74% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.

 28 Janus Aspen Series

                                       BALANCED PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                               Periods ending December 31
                                                                  1998        1997        1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $17.47      $14.77     $13.03      $10.63      $10.64
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.39        0.34       0.32        0.17        0.15
  3. Net gains (or losses) on securities (both realized and
     unrealized)                                                    5.51        2.89       1.81        2.45      (0.06)
  4. Total from investment operations                               5.90        3.23       2.13        2.62        0.09
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.38)      (0.35)     (0.30)      (0.22)      (0.10)
  6. Tax return of capital distributions                              --          --         --          --          --
  7. Distributions (from capital gains)                           (0.45)      (0.18)     (0.09)          --          --
  8. Distributions (in excess of realized gains)                  (0.04)          --         --          --          --
  9. Total distributions                                          (0.87)      (0.53)     (0.39)      (0.22)      (0.10)
 10. NET ASSET VALUE, END OF PERIOD                               $22.50      $17.47     $14.77      $13.03      $10.63
 11. Total return                                                 34.28%      22.10%     16.18%      24.79%       0.84%
 12. Net assets, end of period (in thousands)                   $882,495    $362,409    $85,480     $14,021      $3,153
 13. Average net assets for the period (in thousands)           $555,002    $176,432    $43,414      $5,739      $2,336
 14. Ratio of gross expenses to average net assets                 0.74%(6)    0.83%(5)   0.94%(4)    1.37%(3)      N/A
 15. Ratio of net expenses to average net assets                   0.74%       0.82%      0.92%       1.30%       1.57%(1)(2)
 16. Ratio of net investment income to average net assets          2.41%       2.87%      2.92%       2.41%       1.90%
 17. Portfolio turnover rate                                         70%        139%       103%        149%        158%
------------------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.74% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(3) The ratio was 1.55% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(4) The ratio was 1.07% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(5) The ratio was 0.83% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(6) The ratio was 0.74% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.

                                                        Financial highlights  29

Glossary of investment terms

          This glossary provides a more detailed description of some of the types of securities and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK SECURITIES are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive

 30 Janus Aspen Series
          income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

                                                Glossary of investment terms  31

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset

 32 Janus Aspen Series
          mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

                                                Glossary of investment terms  33

[JANUS LOGO]

        1-800-29JANUS
        100 Fillmore Street
        Denver, Colorado 80206-4928
        janus.com

You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting your plan sponsor or visiting our Web site at janus.com. In the Portfolios' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year. Other information is also available from financial intermediaries that sell Shares of the Portfolios.
The Statement of Additional Information provides detailed information about the Portfolios and is incorporated into this Prospectus by reference. You may review the Portfolios' Statement of Additional Information at the Public Reference Room of the SEC or get text only copies for a fee, by writing to or calling the Public Reference Room, Washington, D.C. 20549-6009 (1-800-SEC-0330). You may obtain the Statement of Additional Information for free from the SEC's Web site at http://www.sec.gov.

                    Investment Company Act File No. 811-7736

                                         [JANUS LOGO]

                   Janus Aspen Series

                              PROSPECTUS
                              MAY 1, 1999
                              Growth Portfolio
                              Worldwide Growth Portfolio
                              Balanced Portfolio
                              Growth and Income Portfolio

                   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [JANUS LOGO]

                This prospectus describes four mutual funds (the "Portfolios") with a variety of investment objectives, including growth of capital and a combination of growth and income. Each Portfolio of Janus Aspen Series currently offers two classes of shares. The Institutional Shares, (the "Shares"), are sold under the name of "Janus Aspen Series" and are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts, as well as certain qualified retirement plans.

                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

                                                               Table of contents

                RISK/RETURN SUMMARY
                   Growth Portfolios........................................    2
                   Combination Portfolios...................................    5
                   Fees and expenses........................................    7
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Growth Portfolios........................................    8
                   Combination Portfolios...................................    9
                   General portfolio policies...............................   11
                   Risks for Growth and Combination Portfolios..............   13
                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   15
                   Management expenses and expense limits...................   15
                   Investment personnel.....................................   16
                OTHER INFORMATION...........................................   18
                DISTRIBUTIONS AND TAXES
                   Distributions............................................   19
                   Taxes....................................................   19
                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..............................   20
                   Purchases................................................   20
                   Redemptions..............................................   20
                   Shareholder communications...............................   21
                FINANCIAL HIGHLIGHTS........................................   22
                GLOSSARY
                   Glossary of investment terms.............................   26


                                                            Table of contents  1

Risk return summary

GROWTH PORTFOLIOS

          The Growth Portfolios are designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT IS THE INVESTMENT OBJECTIVE OF THE PORTFOLIOS?

--------------------------------------------------------------------------------

          - GROWTH PORTFOLIO AND WORLDWIDE GROWTH PORTFOLIO seek long-term growth of capital in a manner consistent with the preservation of capital.

          The Portfolios' Trustees may change the objective without a shareholder vote and the Portfolios will notify you of any changes that are material. If there is a material change to a Portfolio's objective or policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE GROWTH PORTFOLIOS?

          The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look for companies with earnings growth potential one at a time. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of a Portfolio's assets may be in cash or similar investments.

          GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE GROWTH PORTFOLIOS?

          The biggest risk is that the Portfolios' returns may vary, and you could lose money. If you are considering investing in either of the Growth Portfolios, remember that they are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of a Portfolio may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio could also decrease if the stock market goes down. If the value of a Portfolio decreases, its net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you would get back less money.

          WORLDWIDE GROWTH PORTFOLIO may have significant exposure to foreign markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 2 Janus Aspen Series

          The following information provides some indication of the risks of investing in the Growth Portfolios by showing how each of the Growth Portfolios' performance has varied over time. The bar charts depict the change in performance from year-to-year during the period indicated, but do not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolios do not impose any sales or other charges that would affect total return computations. Total return figures include the effect of each Portfolio's expenses. The tables compare the average annual returns for the Shares of each Portfolio for the periods indicated to a broad-based securities market index.

           GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Growth Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                      2.76%   30.17%   18.45%   22.75%   35.66%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  27.71%  Worst Quarter 3rd-1998 (10.92%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Growth Portfolio - Institutional Shares                   35.66%    21.41%         20.91%
                S&P 500 Index*                                            28.74%    24.08%         23.06%
                                                                      ----------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

                                                          Risk return summary  3

           WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Worldwide Growth Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                      1.53%   27.37%   29.04%   22.15%   28.92%
                                       1994     1995     1996     1997     1998

           East percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  20.87%  Worst Quarter 3rd-1998 (16.03%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Worldwide Growth Portfolio - Institutional Shares         28.92%    21.32%         24.06%
                Morgan Stanley International Worldwide Index*             24.34%    15.68%         14.39%
                                                                      ----------------------------------------

           * The Morgan Stanley International Worldwide Index is a market capitalization weighted index composed of countries representative of the market structure of 47 Developed and Emerging Markets.

          The Growth Portfolios' past performance does not necessarily indicate how they will perform in the future.

 4 Janus Aspen Series

COMBINATION PORTFOLIOS

          The Combination Portfolios are designed for investors who primarily seek growth of capital with varying degrees of emphasis on income. They are not designed for investors who desire a consistent level of income.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE COMBINATION PORTFOLIOS?

--------------------------------------------------------------------------------

          - BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

          - GROWTH AND INCOME PORTFOLIO seeks long-term capital growth and current income.

          The Trustees may change these objectives without a shareholder vote and the Portfolios will notify you of any changes that are material. If there is a material change to a Portfolio's objective or policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE COMBINATION PORTFOLIOS?

          The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look mostly for equity and income-producing securities that meet their investment criteria one at a time. If a portfolio manager is unable to find such investments, much of a Portfolio's assets may be in cash or similar investments.

          BALANCED PORTFOLIO normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income securities.

          GROWTH AND INCOME PORTFOLIO normally emphasizes investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE COMBINATION PORTFOLIOS?

          The biggest risk is that the Portfolios' returns may vary, and you could lose money. If you are considering investing in either of the Combination Portfolios, remember that they are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of a Portfolio may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio could also decrease if the stock market goes down. If the value of a Portfolio decreases, its NAV will also decrease, which means if you sell your shares in a Portfolio you would get back less money.

          The income component of the Portfolios' holdings includes fixed-income securities. A fundamental risk to the income component is that the value of these securities will fall if interest rates rise. Generally, the value of a fixed-income portfolio will decrease when interest rates rise, which means the Portfolio's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

                                                          Risk return summary  5

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          The following information provides some indication of the risks of investing in Balanced Portfolio by showing how Balanced Portfolio's performance has varied over time. The bar chart depicts the change in performance from year-to-year during the period indicated, but does not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolios do not impose any sales or other charges that would affect total return computations. Total return figures include the effect of each Portfolio's expenses. The table compares the average annual returns for the Shares of the Portfolio for the period indicated to a broad-based securities market index.

           BALANCED PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Balanced Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                      0.84%   24.79%   16.18%   22.10%   34.28%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  20.32%  Worst Quarter 3rd-1998 (4.97%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Balanced Portfolio - Institutional Shares                 34.28%    19.11%         19.53%
                S&P 500 Index*                                            28.74%    24.08%         23.06%
                Lehman Brothers Gov't/Corp Bond Index**                    9.47%     7.30%          6.90%
                                                                      ----------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
          ** Lehman Brothers Gov't/Corp Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.

           GROWTH AND INCOME PORTFOLIO -- INSTITUTIONAL SHARES

          Growth and Income Portfolio does not have a full calendar year return because the Portfolio commenced operations on May 1, 1998.

          The Combination Portfolios' past performance does not necessarily indicate how they will perform in the future.

 6 Janus Aspen Series

FEES AND EXPENSES

          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. All Janus funds are no-load investments, so you will not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example on the next page shows, these costs are borne indirectly by all shareholders.

          This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. The information shown is based upon gross expenses (without the effect of expense offset arrangements) for the fiscal year ended December 31, 1998. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

                                                                    Total Annual Fund                          Total Annual Fund
                                                                    Operating Expenses                         Operating Expenses
                                           Management      Other      Without Waivers          Total              With Waivers
                                              Fee         Expenses     or Reductions*  Waivers and Reductions    or Reductions*
    Growth Portfolio                         0.72%          0.03%          0.75%               0.07%                  0.68%
    Worldwide Growth Portfolio               0.67%          0.07%          0.74%               0.02%                  0.72%
    Balanced Portfolio                       0.72%          0.02%          0.74%                 N/A                  0.74%
    Growth and Income Portfolio              0.75%          2.31%          3.06%               1.81%                  1.25%

--------------------------------------------------------------------------------
   * All expenses are stated both with and without contractual waivers and fee reductions by Janus Capital. Fee reductions for Growth, Worldwide Growth, Balanced and Growth and Income Portfolios reduce the Management
     Fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the Management Fee and then against Other Expenses. Janus Capital has agreed to continue the waivers and fee reductions until at least the next annual renewal of the advisory agreement.
--------------------------------------------------------------------------------

   EXAMPLE:
   THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS OR REDUCTIONS. This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Growth Portfolio                                               $ 77       $240      $  417      $  930
    Worldwide Growth Portfolio                                     $ 76       $237      $  411      $  918
    Balanced Portfolio                                             $ 76       $237      $  411      $  918
    Growth and Income Portfolio                                    $309       $945      $1,606      $3,374

                                                          Risk return summary  7

Investment objectives, principal investment
           strategies and risks

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                  Growth Portfolio                                                 Janus Fund
                  Worldwide Growth Portfolio                             Janus Worldwide Fund
                  Balanced Portfolio                                      Janus Balanced Fund
                  Growth and Income Portfolio                    Janus Growth and Income Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

GROWTH PORTFOLIOS

          This section takes a closer look at the investment objectives of each of the Growth Portfolios, their principal investment strategies and certain risks of investing in the Growth Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus on pages 24-27 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

          GROWTH PORTFOLIO
          Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          WORLDWIDE GROWTH PORTFOLIO
          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

 8 Janus Aspen Series

The following questions and answers are designed to help you better understand the Growth Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

          Each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. In other words, they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. They make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the Portfolios. Income realized on the Portfolios' investments will be incidental to their objectives.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Although the Portfolios offered by this Prospectus do not emphasize companies of any particular size, Portfolios with a larger asset base are more likely to invest in larger, more established issuers.

COMBINATION PORTFOLIOS

          This section takes a closer look at the investment objectives of each of the Combination Portfolios, their principal investment strategies and certain risks of investing in the Combination Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus on pages 13-14 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

          BALANCED PORTFOLIO
          Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income securities.

             Investment objectives, principal investment strategies and risks  9

          GROWTH AND INCOME PORTFOLIO
          Growth and Income Portfolio seeks long-term capital growth and current income. It normally emphasizes investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Because of this investment strategy, the Portfolio is not designed for investors who need consistent income.

The following questions and answers are designed to help you better understand the Combination Portfolios' principal investment strategies.

1. HOW DO THE COMBINATION PORTFOLIOS DIFFER FROM EACH OTHER?

          Growth and Income Portfolio places a greater emphasis on aggressive growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than Balanced Portfolio. Balanced Portfolio places a greater emphasis on the income component of its portfolio and invests to a greater degree in securities selected primarily for their income potential. As a result it is expected to be less volatile than Growth and Income Portfolio.

2. HOW ARE COMMON STOCKS SELECTED FOR THE COMBINATION PORTFOLIOS IN COMPARISON TO THE GROWTH PORTFOLIOS?

          Because income is a part of the investment objective of the Combination Portfolios, a portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stocks for these Portfolios.

3. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED PORTFOLIO'S AND GROWTH AND INCOME PORTFOLIO'S HOLDINGS?

          Balanced Portfolio and Growth and Income Portfolio shift assets between the growth and income components of their holdings based on the portfolio managers' analysis of relevant market, financial and economic conditions. If a portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Portfolio will place a greater emphasis on the growth component.

4. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF THE COMBINATION PORTFOLIOS' INVESTMENTS?

          The growth component of the Combination Portfolios' investments is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

5. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED PORTFOLIO'S AND GROWTH AND INCOME PORTFOLIO'S HOLDINGS?

          The income component of Balanced Portfolio and Growth and Income Portfolio will consist of securities that the portfolio managers believe have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of a Portfolio if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

 10 Janus Aspen Series

GENERAL PORTFOLIO POLICIES

          Unless otherwise stated, each of the following policies applies to all of the Portfolios. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Portfolio's cash position to protect its assets or maintain liquidity. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly.

          When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          OTHER TYPES OF INVESTMENTS
          The Growth Portfolios invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks. The Combination Portfolios also invest in domestic and foreign equity securities with varying degrees of emphasis on income. The Portfolios may also invest to a lesser degree in other types of securities. These securities (which are described in the Glossary) may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk securities (less than 35% of each Portfolio's assets)

          - options, futures, forwards and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis.

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          The Portfolios may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United

            Investment objectives, principal investment strategies and risks  11

          States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in special situations. A special situation arises when, in the opinion of a Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment although, to a limited extent, a Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

 12 Janus Aspen Series

RISKS FOR GROWTH AND COMBINATION PORTFOLIOS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities or companies with relatively small market capitalizations.

The following questions and answers are designed to help you better understand some of the risks of investing in the Growth and Combination Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

          The Portfolios may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolios' performance may depend on issues other than the performance of a particular company. These issues include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

            Investment objectives, principal investment strategies and risks  13

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK SECURITIES?

          High-yield/high-risk securities (or "junk" bonds) are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality securities generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade debt securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

4. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgement proves incorrect. Risks associated with the use of derivative instruments are described in the SAI.

5. I'VE HEARD A LOT ABOUT HOW THE CHANGE TO THE YEAR 2000 COULD AFFECT COMPUTER SYSTEMS. DOES THIS CREATE ANY SPECIAL RISKS?

          The portfolio managers carefully research each potential investment before making an investment decision and, among other things, consider Year 2000 readiness when selecting portfolio holdings. However, there is no guarantee that the information a portfolio manager receives regarding a company's Year 2000 readiness is completely accurate. If a company has not satisfactorily addressed Year 2000 issues, the Portfolio's performance could suffer.

 14 Janus Aspen Series

                                                    Management of the portfolios

INVESTMENT ADVISER

          Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

          Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

          Participating insurance companies that purchase the Portfolios' shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

MANAGEMENT EXPENSES AND EXPENSE LIMITS

          Each Portfolio pays Janus Capital a management fee which is calculated daily. The advisory agreement with each Portfolio spells out the management fee and other expenses that the Portfolios must pay. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate). In addition, the Shares of each Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

                                                          Average Daily
                                                           Net Assets         Annual Rate      Expense Limit
     Fee Schedule                                         of Portfolio       Percentage (%)    Percentage (%)
--------------------------------------------------------------------------------------------------------------
     Growth,                                            First $300 Million        0.75               N/A(1)
     Worldwide Growth and                               Next $200 Million         0.70
     Balanced Portfolios                                Over $500 Million         0.65
--------------------------------------------------------------------------------------------------------------
     Growth and Income Portfolio                        First $300 Million        0.75
                                                        Next $200 Million         0.70              1.25(1)(2)
                                                        Over $500 Million         0.65
--------------------------------------------------------------------------------------------------------------

(1) Janus Capital has agreed to reduce Growth, Worldwide Growth, Balanced and Growth and Income Portfolio's management fee to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory contracts. The effective rate is the management fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). The effective rates of Janus Fund, Janus Worldwide Fund, Janus Balanced Fund and Janus Growth and Income Fund were 0.65%, 0.65%, 0.67%, and 0.66%, respectively, for the quarter ended March 31, 1999.

(2) Janus Capital has agreed to limit the Portfolio's expenses as indicated until at least the next annual renewal of the advisory contracts.

                                                Management of the portfolios  15

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

DAVID J. CORKINS
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Growth and Income Portfolio which he has managed since its inception. He is Executive Vice President and portfolio manager of Janus Growth and Income Fund which he has managed since August 1997. He previously served as an assistant portfolio manager of Janus
            Mercury Fund. He joined Janus in 1995 as a research analyst specializing in domestic financial services companies and a variety of foreign industries. Prior to joining Janus, he was the Chief Financial Officer of Chase U.S. Consumer Services, Inc., a Chase Manhattan mortgage business. He holds a Bachelor of Arts in English and Russian from Dartmouth and received his Master of Business Administration from Columbia University in 1993.

JAMES P. CRAIG, III
--------------------------------------------------------------------------------
            is Chief Investment Officer of Janus Capital. He is Executive
            Vice President and portfolio manager of Growth Portfolio, which he has managed since inception. He has managed Janus Fund since
            1986 and has co-managed Janus Venture Fund since February 1,
            1997. Mr. Craig previously managed Janus Venture Fund from its inception, to December 1993, Janus Balanced Fund from December
            1993 to December 1995 and Balanced Portfolio from September 1993 through April 1996. He holds a Bachelor of Arts in Business from the University of Alabama and a Master of Arts in Finance from the Wharton School of the University of Pennsylvania.

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Worldwide Growth Portfolio and co-manager of International Growth
            Portfolio, which she has managed or co-managed since inception.
            Ms. Hayes joined Janus Capital in 1987 and has managed or co-managed Janus Worldwide Fund and Janus Overseas Fund since their inceptions. She holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Balanced Portfolio, which he has managed since May 1996 and Equity Income Portfolio, which he has managed since inception. He is an assistant portfolio manager of Growth Portfolio. Mr. Rollins joined Janus Capital in 1990 and has managed Janus Balanced Fund since January 1996 and Janus Equity Income Fund since inception.
            He has been an assistant portfolio manager of Janus Fund since January 1995. He gained experience as a fixed-income trader and equity research analyst prior to managing Balanced Portfolio. He holds a Bachelor of Science in Finance from the University of Colorado and is a Chartered Financial Analyst.

 16 Janus Aspen Series

ASSISTANT PORTFOLIO MANAGER

DAVID C. DECKER
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Growth Portfolio. He is also an assistant portfolio manager of Janus Fund. He is Executive
            Vice President and portfolio manager of Janus Special Situations Fund. Mr. Decker received a Masters of Business Administration in Finance from the Fuqua School of Business at Duke University and a Bachelor's Degree in Economics and Political Science from Tufts University. He is a Chartered Financial Analyst.

                                                Management of the portfolios  17

Other information

          CLASSES OF SHARES

          Each Portfolio currently offers two classes of Shares, one of which, the Institutional Shares, are offered pursuant to this prospectus and are sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Retirement Shares of each Portfolio are offered by separate prospectus and are available only to qualified plans using plan service providers that are compensated for providing distribution and/or recordkeeping and other administrative services provided. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Retirement Shares, please call 1-800-525-0020.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Retirement Shares of the Portfolios (offered through a separate prospectus) are available to certain qualified plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Retirement Shares of the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Shares. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Retirement Shares to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          YEAR 2000

          Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has devoted considerable internal resources and has engaged one of the foremost experts in the field to help achieve Year 2000 readiness. Janus Capital does not anticipate that Year 2000-related issues will have a material impact on its ability to continue to provide the Portfolios with service at current levels; however, Janus Capital cannot make any assurances that the steps it has taken to ensure Year 2000 readiness will be successful. In addition, there can be no assurance that Year 2000 issues will not affect the companies in which the Portfolios invest or worldwide markets and economies.

 18 Janus Aspen Series

                                                         Distributions and taxes

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized on its investments annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

          Each class of each Portfolio makes semi-annual distributions in June and December of substantially all of its investment income and an annual distribution in June of its net realized gains, if any. All dividends and capital gains distributions from Shares of a Portfolio will automatically be reinvested into additional Shares of that Portfolio.

          HOW DISTRIBUTIONS AFFECT NAV

          Distributions are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of Growth Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to withholding of foreign taxes. The Portfolios may from year to year make the election permitted under
          Section 853 of the Internal Revenue Code to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios which will reduce their investment income.

          The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

                                                     Distributions and taxes  19

Shareholder's guide

          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT AND CERTAIN CONTRACTS MAY LIMIT ALLOCATIONS AMONG THE PORTFOLIOS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          Investments will be processed at the NAV next determined after an order is received and accepted by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange any day that the NYSE is open. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.

          To the extent a Portfolio holds securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares, the NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

          Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of a Portfolio. Although there is no present intention to do so, the Portfolios may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

 20 Janus Aspen Series

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

                                                         Shareholder's guide  21

Financial highlights

          The financial highlights tables are intended to help you understand the Institutional Shares' financial performance for each of the five most recent fiscal years or the life of the Portfolio if less than five years. Items 1 through 9 reflect financial results for a single Share. Total return in the tables represents the rate that an investor would have earned (or lost) on an investment in each of the Institutional Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but does not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

                                       GROWTH PORTFOLIO - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------
                                                                           Periods ending December 31
                                                              1998         1997        1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                  $18.48          $15.51      $13.45      $10.57     $10.32
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                   0.05            0.15        0.17        0.28       0.09
  3. Net gains or losses on securities (both realized
     and unrealized)                                         6.36            3.34        2.29        2.90       0.20
  4. Total from investment operations                        6.41            3.49        2.46        3.18       0.29
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                (0.05)          (0.15)      (0.17)      (0.30)     (0.04)
  6. Tax return of capital distributions                       --              --          --          --         --
  7. Distributions (from capital gains)                    (1.30)          (0.37)      (0.23)          --         --
  8. Total distributions                                   (1.35)          (0.52)      (0.40)      (0.30)     (0.04)
  9. NET ASSET VALUE, END OF PERIOD                        $23.54          $18.48      $15.51      $13.45     $10.57
 10. Total return                                          35.66%          22.75%      18.45%      30.17%      2.76%
 11. Net assets, end of period (in thousands)          $1,103,549        $608,281    $325,789    $126,911    $43,549
 12. Average net assets for the period (in thousands)    $789,454        $477,914    $216,125     $77,344    $26,464
 13. Ratio of gross expenses to average net assets          0.68%(6)        0.70%(5)    0.69%(4)    0.78%(3)     N/A
 14. Ratio of net expenses to average net assets            0.68%           0.69%       0.69%       0.76%      0.88%(1)(2)
 15. Ratio of net investment income to average net
     assets                                                 0.26%           0.91%       1.39%       1.24%      1.45%
 16. Portfolio turnover rate                                  73%            122%         87%        185%       169%
---------------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.23% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(3) The ratio was 0.98% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(4) The ratio was 0.83% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(5) The ratio was 0.78% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(6) The ratio was 0.75% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.

 22 Janus Aspen Series

                                     WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
----------------------------------------------------------------------------------------------------------------------------
                                                                                 Periods ending December 31
                                                                   1998          1997         1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $23.39        $19.44      $15.31      $12.07     $11.89
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.16          0.16        0.16        0.11       0.04
  3. Net gains or losses on securities (both realized and
     unrealized)                                                      6.59          4.14        4.27        3.19       0.14
  4. Total from investment operations                                 6.75          4.30        4.43        3.30       0.18
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.18)        (0.17)      (0.17)      (0.06)         --
  6. Dividends (in excess of net investment income)                     --        (0.02)          --          --         --
  7. Tax return of capital distributions                                --            --          --          --         --
  8. Distributions (from capital gains)                                 --        (0.16)      (0.13)          --         --
  9. Distributions (in excess of realized gains)                    (0.87)            --          --          --         --
 10. Total distributions                                            (1.05)        (0.35)      (0.30)      (0.06)         --
 11. NET ASSET VALUE, END OF PERIOD                                 $29.09        $23.39      $19.44      $15.31     $12.07
 12. Total return                                                   28.92%        22.15%      29.04%      27.37%      1.53%
 13. Net assets, end of period (in thousands)                   $2,890,375    $1,576,548    $582,603    $108,563    $37,728
 14. Average net assets for the period (in thousands)           $2,217,695    $1,148,951    $304,111     $59,440    $22,896
 15. Ratio of gross expenses to average net assets                   0.72%(6)      0.74%(5)    0.80%(4)    0.90%(3)     N/A
 16. Ratio of net expenses to average net assets                     0.72%         0.74%       0.80%       0.87%      1.18%(1)(2)
 17. Ratio of net investment income to average net assets            0.64%         0.67%       0.83%       0.95%      0.50%
 18. Portfolio turnover rate                                           77%           80%         62%        113%       217%
----------------------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.49% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(3) The ratio was 1.09% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(4) The ratio was 0.91% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(5) The ratio was 0.81% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(6) The ratio was 0.74% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.

                                                        Financial highlights  23

                                       BALANCED PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                               Periods ending December 31
                                                                  1998        1997        1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $17.47      $14.77     $13.03      $10.63      $10.64
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.39        0.34       0.32        0.17        0.15
  3. Net gains (or losses) on securities (both realized and
     unrealized)                                                    5.51        2.89       1.81        2.45      (0.06)
  4. Total from investment operations                               5.90        3.23       2.13        2.62        0.09
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.38)      (0.35)     (0.30)      (0.22)      (0.10)
  6. Tax return of capital distributions                              --          --         --          --          --
  7. Distributions (from capital gains)                           (0.45)      (0.18)     (0.09)          --          --
  8. Distributions (in excess of realized gains)                  (0.04)          --         --          --          --
  9. Total distributions                                          (0.87)      (0.53)     (0.39)      (0.22)      (0.10)
 10. NET ASSET VALUE, END OF PERIOD                               $22.50      $17.47     $14.77      $13.03      $10.63
 11. Total return                                                 34.28%      22.10%     16.18%      24.79%       0.84%
 12. Net assets, end of period (in thousands)                   $882,495    $362,409    $85,480     $14,021      $3,153
 13. Average net assets for the period (in thousands)           $555,002    $176,432    $43,414      $5,739      $2,336
 14. Ratio of gross expenses to average net assets                 0.74%(6)    0.83%(5)   0.94%(4)    1.37%(3)      N/A
 15. Ratio of net expenses to average net assets                   0.74%       0.82%      0.92%       1.30%       1.57%(1)(2)
 16. Ratio of net investment income to average net assets          2.41%       2.87%      2.92%       2.41%       1.90%
 17. Portfolio turnover rate                                         70%        139%       103%        149%        158%
------------------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.74% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(3) The ratio was 1.55% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(4) The ratio was 1.07% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(5) The ratio was 0.83% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(6) The ratio was 0.74% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.

 24 Janus Aspen Series

             GROWTH AND INCOME PORTFOLIO - INSTITUTIONAL SHARES
-----------------------------------------------------------------------------
                                                                Period ending
                                                                 December 31
                                                                   1998(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.02
  3. Net gains (or losses) on securities (both realized and
     unrealized)                                                      1.96
  4. Total from investment operations                                 1.98
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.02)
  6. Tax return of capital distributions                                --
  7. Distributions (from capital gains)                                 --
  8. Total distributions                                            (0.02)
  9. NET ASSET VALUE, END OF PERIOD                                 $11.96
 10. Total return*                                                  19.80%
 11. Net assets, end of period (in thousands)                       $6,413
 12. Average net assets for the period (in thousands)               $2,883
 13. Ratio of gross expenses to average net assets**                 1.25%(2)
 14. Ratio of net expenses to average net assets**                   1.25%
 15. Ratio of net investment income to average net assets**          0.66%
 16. Portfolio turnover rate**                                         62%
-----------------------------------------------------------------------------

 *  Total return not annualized.
**  Annualized.
(1) May 1, 1998 (inception) through December 31, 1998.
(2) The ratio was 3.06% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Growth and Income Fund.

                                                        Financial highlights  25

Glossary of investment terms

          This glossary provides a more detailed description of some of the types of securities and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK SECURITIES are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive

 26 Janus Aspen Series
          income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

                                                Glossary of investment terms  27

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset

 28 Janus Aspen Series
          mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

                                                Glossary of investment terms  29

[JANUS LOGO]

        1-800-29JANUS
        100 Fillmore Street
        Denver, Colorado 80206-4928
        janus.com

You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting your plan sponsor or visiting our Web site at janus.com. In the Portfolios' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year. Other information is also available from financial intermediaries that sell Shares of the Portfolios.
The Statement of Additional Information provides detailed information about the Portfolios and is incorporated into this Prospectus by reference. You may review the Portfolios' Statement of Additional Information at the Public Reference Room of the SEC or get text only copies for a fee, by writing to or calling the Public Reference Room, Washington, D.C. 20549-6009 (1-800-SEC-0330). You may obtain the Statement of Additional Information for free from the SEC's Web site at http://www.sec.gov.

                    Investment Company Act File No. 811-7736

                                         [JANUS LOGO]

                   Janus Aspen Series

                              PROSPECTUS
                              MAY 1, 1999
                              Aggressive Growth Portfolio
                              Capital Appreciation Portfolio
                              Worldwide Growth Portfolio
                              Balanced Portfolio

                   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [JANUS LOGO]

                This prospectus describes four mutual funds (the "Portfolios") with different investment objectives, including growth of capital and a combination of growth and income. Each Portfolio of Janus Aspen Series currently offers two classes of shares. The Institutional Shares, (the "Shares"), are sold under the name of "Janus Aspen Series" and are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts, as well as certain qualified retirement plans.

                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

                                                               Table of contents

                RISK/RETURN SUMMARY
                   Growth Portfolios........................................    2
                   Balanced Portfolio.......................................    6
                   Fees and expenses........................................    8
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Growth Portfolios........................................    9
                   Balanced Portfolio.......................................   11
                   General portfolio policies...............................   12
                   Risks for the Growth and Balanced Portfolios.............   14
                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   16
                   Management expenses and expense limits...................   16
                   Investment personnel.....................................   17
                OTHER INFORMATION...........................................   19
                DISTRIBUTIONS AND TAXES
                   Distributions............................................   20
                   Taxes....................................................   20
                SHAREHOLDER'S GUIDE
                   Pricing of Portfolio Shares..............................   21
                   Purchases................................................   21
                   Redemptions..............................................   21
                   Shareholder communications...............................   22
                FINANCIAL HIGHLIGHTS........................................   23
                GLOSSARY
                   Glossary of investment terms.............................   27


                                                            Table of contents  1

Risk return summary

GROWTH PORTFOLIOS

          The Growth Portfolios are designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE GROWTH PORTFOLIOS?

--------------------------------------------------------------------------------

          - AGGRESSIVE GROWTH PORTFOLIO AND CAPITAL APPRECIATION PORTFOLIO seek long-term growth of capital.

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          The Portfolios' Trustees may change these objectives without a shareholder vote and the Portfolios will notify you of any changes that are material. If there is a material change to a Portfolio's objective or policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE GROWTH PORTFOLIOS?

          The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look for companies with earnings growth potential one at a time. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of a Portfolio's assets may be in cash or similar investments.

          AGGRESSIVE GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.

          CAPITAL APPRECIATION PORTFOLIO invests primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE GROWTH PORTFOLIOS?

          The biggest risk is that the Portfolios' returns may vary, and you could lose money. If you are considering investing in any of the Growth Portfolios, remember that they are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of a Portfolio may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio could also decrease if the stock market goes down. If the value of a Portfolio decreases, its net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you would get back less money.

          WORLDWIDE GROWTH PORTFOLIO may have significant exposure to foreign markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

 2 Janus Aspen Series

          AGGRESSIVE GROWTH PORTFOLIO AND CAPITAL APPRECIATION PORTFOLIO are nondiversified. In other words, they may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on a Portfolio's NAV and total return.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          The following information provides an indication of the risks of investing in the Growth Portfolios by showing how each of the Growth Portfolios' performance has varied over time. The bar charts depict the change in performance from year-to-year during the period indicated, but do not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolios do not impose any sales or other charges that would affect total return computations. Total return figures include the effect of each Portfolio's expenses. The tables compare the average annual returns for the Shares of each Portfolio for the periods indicated to a broad-based securities market index.

                                                          Risk return summary  3

           AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Aggressive Growth Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                     16.33%   27.48%    7.95%   12.66%   34.26%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  34.65%  Worst Quarter 3rd-1998 (14.98%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Aggressive Growth Portfolio - Institutional Shares        34.26%    19.35%         21.96%
                S&P 400 Mid Cap Index*                                    18.25%    18.67%         18.06%
                                                                      ----------------------------------------

           * The S&P 400 Mid Cap Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

           CAPITAL APPRECIATION PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Capital Appreciation Portfolio - Institutional Shares for 1998:

           Annual returns for periods ended 12/31

                                                                         58.11%
                                                                          1998

           The percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  33.98%  Worst Quarter 3rd-1998 (9.98%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                           Since Inception
                                                                                 1 year       (5/1/97)
                Capital Appreciation Portfolio - Institutional Shares            58.11%        51.65%
                S&P 500 Index*                                                   28.74%        31.38%
                                                                             -----------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

 4 Janus Aspen Series

           WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Worldwide Growth Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                      1.53%   27.37%   29.04%   22.15%   28.92%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  20.87%  Worst Quarter 3rd-1998 (16.03%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Worldwide Growth Portfolio - Institutional Shares         28.92%    21.32%         24.06%
                Morgan Stanley International Worldwide Index*             24.34%    15.68%         14.39%
                                                                      ----------------------------------------

           * The Morgan Stanley International Worldwide Index is a market capitalization weighted index composed of countries representative of the market structure of 47 Developed and Emerging Markets.

          The Growth Portfolios' past performance does not necessarily indicate how they will perform in the future.

                                                          Risk return summary  5

BALANCED PORTFOLIO

          The Balanced Portfolio is designed for investors who primarily seek growth of capital with current income. It is not designed for investors who desire a consistent level of income.

1. WHAT IS THE INVESTMENT OBJECTIVE OF BALANCED PORTFOLIO?

--------------------------------------------------------------------------------

          - BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

          The Trustees may change this objective without a shareholder vote and the Portfolio will notify you of any changes that are material. If there is a material change to the Portfolio's objective or policies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF BALANCED PORTFOLIO?

          The portfolio manager applies a "bottom up" approach in choosing investments. In other words, he looks mostly for equity and income-producing securities that meet his investment criteria one at a time. If the portfolio manager is unable to find such investments, much of the Portfolio's assets may be in cash or similar investments.

          Balanced Portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income securities.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN BALANCED PORTFOLIO?

          The biggest risk is that the Portfolio's returns may vary, and you could lose money. If you are considering investing in Balanced Portfolio, remember that it is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of the Portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Portfolio could also decrease if the stock market goes down. If the value of the Portfolio decreases, its NAV will also decrease, which means if you sell your shares in the Portfolio you would get back less money.

          The income component of the Portfolio's holdings includes fixed-income securities. A fundamental risk to the income component is that the value of these securities will fall if interest rates rise. Generally, the value of a fixed-income portfolio will decrease when interest rates rise, which means the Portfolio's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

          An investment in this Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 6 Janus Aspen Series

          The following information provides some indication of the risks of investing in Balanced Portfolio by showing how Balanced Portfolio's performance has varied over time. The bar chart depicts the change in performance from year-to-year during the period indicated, but does not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Shares of the Portfolio for the period indicated to a broad-based securities market index.

           BALANCED PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Balanced Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                      0.84%   24.79%   16.18%   22.10%   34.28%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  20.32%  Worst Quarter 3rd-1998 (4.97%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Balanced Portfolio - Institutional Shares                 34.28%    19.11%         19.53%
                S&P 500 Index*                                            28.74%    24.08%         23.06%
                Lehman Brothers Gov't/Corp Bond Index**                    9.47%     7.30%          6.90%
                                                                      ----------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
          ** Lehman Brothers Gov't/Corp Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.

          Balanced Portfolios' past performance does not necessarily indicate how it will perform in the future.

                                                          Risk return summary  7

FEES AND EXPENSES

          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. All Janus funds are no-load investments, so you will not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example on the next page shows, these costs are borne indirectly by all shareholders.

          This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. The information shown is based upon gross expenses (without the effect of expense offset arrangements) for the fiscal year ended December 31, 1998. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

                                                                    Total Annual Fund                          Total Annual Fund
                                                                    Operating Expenses                         Operating Expenses
                                           Management      Other      Without Waivers          Total              With Waivers
                                              Fee         Expenses     or Reductions*  Waivers and Reductions    or Reductions*
    Aggressive Growth Portfolio              0.72%          0.03%          0.75%                 N/A                  0.75%
    Capital Appreciation Portfolio           0.75%          0.22%          0.97%               0.05%                  0.92%
    Worldwide Growth Portfolio               0.67%          0.07%          0.74%               0.02%                  0.72%
    Balanced Portfolio                       0.72%          0.02%          0.74%                 N/A                  0.74%

--------------------------------------------------------------------------------
   * All expenses are stated both with and without contractual waivers and fee reductions by Janus Capital. Fee reductions for Aggressive Growth, Capital Appreciation, Worldwide Growth and Balanced Portfolios reduce the Management Fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the Management
     Fee and then against Other Expenses. Janus Capital has agreed to continue the waivers and fee reductions until at least the next annual renewal of the advisory agreement.
--------------------------------------------------------------------------------

   EXAMPLE:
   THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS OR REDUCTIONS. This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Aggressive Growth Portfolio                                    $ 77       $240      $  417      $  930
    Capital Appreciation Portfolio                                 $ 99       $309      $  536      $1,190
    Worldwide Growth Portfolio                                     $ 76       $237      $  411      $  918
    Balanced Portfolio                                             $ 76       $237      $  411      $  918

 8 Janus Aspen Series

                                     Investment objectives, principal investment
                                                strategies and risks

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                  Aggressive Growth Portfolio                           Janus Enterprise Fund
                  Capital Appreciation Portfolio                           Janus Twenty Fund*
                  Worldwide Growth Portfolio                             Janus Worldwide Fund
                  Balanced Portfolio                                      Janus Balanced Fund

                        * Prior to May 1, 1999, Capital Appreciation Portfolio
                          was managed in a similar manner to Janus Olympus Fund.

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

GROWTH PORTFOLIOS

          This section takes a closer look at the investment objectives of each of the Growth Portfolios, their principal investment strategies and certain risks of investing in the Growth Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus on pages 14-15 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

          AGGRESSIVE GROWTH PORTFOLIO
          Aggressive Growth Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 1998, they ranged from approximately $142 million to $73 billion.

          CAPITAL APPRECIATION PORTFOLIO
          Capital Appreciation Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

          WORLDWIDE GROWTH PORTFOLIO
          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different

             Investment objectives, principal investment strategies and risks 9 countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

The following questions and answers are designed to help you better understand the Growth Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

          Each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. In other words, they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. They make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the Portfolios. Income realized on the Portfolios' investments will be incidental to their objectives.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Aggressive Growth Portfolio. Although the other Growth Portfolios offered by this Prospectus do not emphasize companies of any particular size, Portfolios with a larger asset base are more likely to invest in larger, more established issuers.

 10 Janus Aspen Series

BALANCED PORTFOLIO

          This section takes a closer look at the investment objective of Balanced Portfolio, its principal investment strategies and certain risks of investing in Balanced Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus on pages 14-15 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

          Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income securities.

The following questions and answers are designed to help you better understand the Combination Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR BALANCED PORTFOLIO IN COMPARISON TO THE GROWTH PORTFOLIOS?

          Because income is a part of the investment objective of Balanced Portfolio, the portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stocks for this Portfolio.

2. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED PORTFOLIO'S HOLDINGS?

          Balanced Portfolio shifts assets between the growth and income components of its holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, the Portfolio will place a greater emphasis on the growth component.

3. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED PORTFOLIO'S INVESTMENTS?

          The growth component of Balanced Portfolio's investments is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

4. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED PORTFOLIO'S HOLDINGS?

          The income component of Balanced Portfolio will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the Portfolio if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

            Investment objectives, principal investment strategies and risks  11

GENERAL PORTFOLIO POLICIES

          Unless otherwise stated, each of the following policies applies to all of the Portfolios. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Portfolio's cash position to protect its assets or maintain liquidity. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly.

          When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          OTHER TYPES OF INVESTMENTS
          The Growth Portfolios invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks. Balanced Portfolio also invests in domestic and foreign equity securities with varying degrees of emphasis on income. The Portfolios may also invest to a lesser degree in other types of securities. These securities (which are described in the Glossary) may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk securities (less than 35% of each Portfolio's assets)

          - options, futures, forwards and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          The Portfolios may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United

 12 Janus Aspen Series

          States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in special situations. A special situation arises when, in the opinion of a Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment although, to a limited extent, a Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

            Investment objectives, principal investment strategies and risks  13

RISKS FOR THE GROWTH AND BALANCED PORTFOLIOS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities or companies with relatively small market capitalizations.

The following questions and answers are designed to help you better understand some of the risks of investing in the Growth and Balanced Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW DOES THE NONDIVERSIFIED STATUS OF AGGRESSIVE GROWTH PORTFOLIO AND CAPITAL APPRECIATION PORTFOLIO AFFECT THEIR RISK?

          Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of a Portfolio.

3. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

          The Portfolios may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolios' performance may depend on issues other than the performance of a particular company. These issues include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

 14 Janus Aspen Series

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK SECURITIES?

          High-yield/high-risk securities (or "junk" bonds) are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality securities generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade debt securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

5. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgement proves incorrect. Risks associated with the use of derivative instruments are described in the SAI.

6. I'VE HEARD A LOT ABOUT HOW THE CHANGE TO THE YEAR 2000 COULD AFFECT COMPUTER SYSTEMS. DOES THIS CREATE ANY SPECIAL RISKS?

          The portfolio managers carefully research each potential investment before making an investment decision and, among other things, consider Year 2000 readiness when selecting portfolio holdings. However, there is no guarantee that the information a portfolio manager receives regarding a company's Year 2000 readiness is completely accurate. If a company has not satisfactorily addressed Year 2000 issues, the Portfolio's performance could suffer.

            Investment objectives, principal investment strategies and risks  15

Management of the portfolios

INVESTMENT ADVISER

          Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

          Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

          Participating insurance companies that purchase the Portfolios' shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

MANAGEMENT EXPENSES AND EXPENSE LIMITS

          Each Portfolio pays Janus Capital a management fee which is calculated daily. The advisory agreement with each Portfolio spells out the management fee and other expenses that the Portfolios must pay. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate). In addition, the Shares of each Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

                                                          Average Daily
                                                           Net Assets         Annual Rate      Expense Limit
     Fee Schedule                                         of Portfolio       Percentage (%)    Percentage (%)
-------------------------------------------------------------------------------------------------------------
     Aggressive Growth,                                 First $300 Million        0.75               N/A(1)
     Capital Appreciation,                              Next $200 Million         0.70
     Worldwide Growth and                               Over $500 Million         0.65
     Balanced Portfolios
-------------------------------------------------------------------------------------------------------------

(1) Janus Capital has agreed to reduce Aggressive Growth, Capital Appreciation, Worldwide Growth and Balanced Portfolio's management fee to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory contracts. The effective rate is the management fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). The effective rates of Janus Enterprise Fund, Janus Olympus Fund, Janus Worldwide Fund and Janus Balanced Fund were 0.69%, 0.67%, 0.65%, and 0.67%, respectively, for the quarter ended March 31, 1999.

 16 Janus Aspen Series

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

JAMES P. GOFF
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Aggressive Growth Portfolio, which he has managed since inception. Mr. Goff joined Janus Capital in 1988 and has managed Janus Enterprise
            Fund since its inception. Mr. Goff co-managed or managed Janus Venture Fund from December 1993 to February 1, 1997. He holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Worldwide Growth Portfolio and co-manager of International Growth
            Portfolio, which she has managed or co-managed since inception.
            Ms. Hayes joined Janus Capital in 1987 and has managed or co-managed Janus Worldwide Fund and Janus Overseas Fund since their inceptions. She holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Balanced Portfolio, which he has managed since May 1996 and Equity Income Portfolio, which he has managed since inception. He is an assistant portfolio manager of Growth Portfolio. Mr. Rollins joined Janus Capital in 1990 and has managed Janus Balanced Fund since January 1996 and Janus Equity Income Fund since inception.
            He has been an assistant portfolio manager of Janus Fund since January 1995. He gained experience as a fixed-income trader and equity research analyst prior to managing Balanced Portfolio. He holds a Bachelor of Science in Finance from the University of Colorado and is a Chartered Financial Analyst.

SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Capital Appreciation Portfolio, which he has managed since its inception.
            He is portfolio manager of Janus Twenty Fund, which he has managed since August 1997. He previously managed Janus Olympus
            Fund from its inception to August 1997. Mr. Schoelzel joined
            Janus Capital in January 1994. He holds a Bachelor of Arts in Business from Colorado College.

                                                Management of the portfolios  17

ASSISTANT PORTFOLIO MANAGER

RON SACHS
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Aggressive Growth Portfolio. Mr. Sachs joined Janus Capital in 1996 as a research analyst.
            Prior to coming to Janus, he worked as a consultant for Bain & Company and as an attorney for Willkie, Farr & Gallagher. Mr.
            Sachs graduated from Princeton cum laude with an undergraduate degree in economics. He obtained his law degree from the University of Michigan. Mr. Sachs is a Chartered Financial
            Analyst.

 18 Janus Aspen Series

                                                               Other information

          CLASSES OF SHARES

          Each Portfolio currently offers two classes of Shares, one of which, the Institutional Shares, are offered pursuant to this prospectus and are sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Retirement Shares of each Portfolio are offered by separate prospectus and are available only to qualified plans using plan service providers that are compensated for providing distribution and/or recordkeeping and other administrative services. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Retirement Shares, please call 1-800-525-0020.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Retirement Shares of the Portfolios (offered through a separate prospectus) are available to certain qualified plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Retirement Shares of the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Shares. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Retirement Shares to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          YEAR 2000

          Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has devoted considerable internal resources and has engaged one of the foremost experts in the field to help achieve Year 2000 readiness. Janus Capital does not anticipate that Year 2000-related issues will have a material impact on its ability to continue to provide the Portfolios with service at current levels; however, Janus Capital cannot make any assurances that the steps it has taken to ensure Year 2000 readiness will be successful. In addition, there can be no assurance that Year 2000 issues will not affect the companies in which the Portfolios invest or worldwide markets and economies.

                                                           Other information  19

Distributions and taxes

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized on its investments annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

          Each class of each Portfolio makes semi-annual distributions in June and December of substantially all of its investment income and an annual distribution in June of its net realized gains, if any. All dividends and capital gains distributions from Shares of a Portfolio will automatically be reinvested into additional Shares of that Portfolio.

          HOW DISTRIBUTIONS AFFECT NAV

          Distributions are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Aggressive Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of Aggressive Growth Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to withholding of foreign taxes. The Portfolios may from year to year make the election permitted under
          Section 853 of the Internal Revenue Code to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios which will reduce their investment income.

          The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

 20 Janus Aspen Series

                                                             Shareholder's guide

          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT AND CERTAIN CONTRACTS MAY LIMIT ALLOCATIONS AMONG THE PORTFOLIOS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          Investments will be processed at the NAV next determined after an order is received and accepted by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange any day that the NYSE is open. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.

          To the extent a Portfolio holds securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares, the NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

          Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of a Portfolio. Although there is no present intention to do so, the Portfolios may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

                                                         Shareholder's guide  21

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

 22 Janus Aspen Series

                                                            Financial highlights

          The financial highlights tables are intended to help you understand the Institutional Shares' financial performance for each of the five most recent fiscal years or the life of the Portfolio if less than five years. Items 1 through 9 reflect financial results for a single Share. Total return in the tables represents the rate that an investor would have earned (or lost) on an investment in each of the Institutional Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but does not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

                                AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------------------------------
                                                                          Periods ending December 31
                                                             1998        1997        1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                  $20.55        $18.24      $17.08      $13.62     $11.80
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                     --            --          --        0.24       0.11
  3. Net gains or losses on securities (both realized
     and unrealized)                                         7.09          2.31        1.36        3.47       1.82
  4. Total from investment operations                        7.09          2.31        1.36        3.71       1.93
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                    --            --          --      (0.25)     (0.11)
  6. Tax return of capital distributions                       --            --      (0.01)          --         --
  7. Distributions (from capital gains)                        --            --      (0.19)          --         --
  8. Total distributions                                       --            --      (0.20)      (0.25)     (0.11)
  9. NET ASSET VALUE, END OF PERIOD                        $27.64        $20.55      $18.24      $17.08     $13.62
 10. Total return                                          34.26%        12.66%       7.95%      27.48%     16.33%
 11. Net assets, end of period (in thousands)            $772,943      $508,198    $383,693    $185,911    $41,289
 12. Average net assets for the period (in thousands)    $576,444      $418,464    $290,629    $107,582    $14,152
 13. Ratio of gross expenses to average net assets          0.75%(6)      0.76%(5)    0.76%(4)    0.86%(3)     N/A
 14. Ratio of net expenses to average net assets            0.75%         0.76%       0.76%       0.84%      1.05%(1)(2)
 15. Ratio of net investment income to average net
     assets                                               (0.36%)       (0.10%)     (0.27%)       0.58%      2.18%
 16. Portfolio turnover rate                                 132%          130%         88%        155%       259%
-------------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.14% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(3) The ratio was 0.93% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(4) The ratio was 0.83% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(5) The ratio was 0.78% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(6) The ratio was 0.75% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.

                                                        Financial highlights  23

               CAPITAL APPRECIATION PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------
                                                                   Periods ending
                                                                    December 31
                                                                  1998      1997(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                        $12.62      $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                         0.01        0.05
  3. Net gains or losses on securities (both realized and
     unrealized)                                                   7.32        2.61
  4. Total from investment operations                              7.33        2.66
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                      (0.01)      (0.04)
  6. Tax return of capital distributions                             --          --
  7. Distributions (from capital gains)                              --          --
  8. Total distributions                                         (0.01)      (0.04)
  9. NET ASSET VALUE, END OF PERIOD                              $19.94      $12.62
 10. Total return*                                               58.11%      26.60%
 11. Net assets, end of period (in thousands)                   $74,187      $6,833
 12. Average net assets for the period (in thousands)           $25,964      $2,632
 13. Ratio of gross expenses to average net assets**              0.92%(3)    1.26%(2)
 14. Ratio of net expenses to average net assets**                0.91%       1.25%
 15. Ratio of net investment income to average net assets**       0.27%       1.43%
 16. Portfolio turnover rate**                                      91%        101%
------------------------------------------------------------------------------------

 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
(1) May 1, 1997 (inception) through December 31, 1997.
(2) The ratio was 2.19% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Olympus Fund.
(3) The ratio was 0.97% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Olympus Fund.

 24 Janus Aspen Series

                                     WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
----------------------------------------------------------------------------------------------------------------------------
                                                                                 Periods ending December 31
                                                                   1998          1997         1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $23.39        $19.44      $15.31      $12.07     $11.89
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.16          0.16        0.16        0.11       0.04
  3. Net gains or losses on securities (both realized and
     unrealized)                                                      6.59          4.14        4.27        3.19       0.14
  4. Total from investment operations                                 6.75          4.30        4.43        3.30       0.18
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.18)        (0.17)      (0.17)      (0.06)         --
  6. Dividends (in excess of net investment income)                     --        (0.02)          --          --         --
  7. Tax return of capital distributions                                --            --          --          --         --
  8. Distributions (from capital gains)                                 --        (0.16)      (0.13)          --         --
  9. Distributions (in excess of realized gains)                    (0.87)            --          --          --         --
 10. Total distributions                                            (1.05)        (0.35)      (0.30)      (0.06)         --
 11. NET ASSET VALUE, END OF PERIOD                                 $29.09        $23.39      $19.44      $15.31     $12.07
 12. Total return                                                   28.92%        22.15%      29.04%      27.37%      1.53%
 13. Net assets, end of period (in thousands)                   $2,890,375    $1,576,548    $582,603    $108,563    $37,728
 14. Average net assets for the period (in thousands)           $2,217,695    $1,148,951    $304,111     $59,440    $22,896
 15. Ratio of gross expenses to average net assets                   0.72%(6)      0.74%(5)    0.80%(4)    0.90%(3)     N/A
 16. Ratio of net expenses to average net assets                     0.72%         0.74%       0.80%       0.87%      1.18%(1)(2)
 17. Ratio of net investment income to average net assets            0.64%         0.67%       0.83%       0.95%      0.50%
 18. Portfolio turnover rate                                           77%           80%         62%        113%       217%
----------------------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.49% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(3) The ratio was 1.09% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(4) The ratio was 0.91% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(5) The ratio was 0.81% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(6) The ratio was 0.74% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.

                                                        Financial highlights  25

                                       BALANCED PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                               Periods ending December 31
                                                                  1998        1997        1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $17.47      $14.77     $13.03      $10.63      $10.64
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.39        0.34       0.32        0.17        0.15
  3. Net gains (or losses) on securities (both realized and
     unrealized)                                                    5.51        2.89       1.81        2.45      (0.06)
  4. Total from investment operations                               5.90        3.23       2.13        2.62        0.09
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.38)      (0.35)     (0.30)      (0.22)      (0.10)
  6. Tax return of capital distributions                              --          --         --          --          --
  7. Distributions (from capital gains)                           (0.45)      (0.18)     (0.09)          --          --
  8. Distributions (in excess of realized gains)                  (0.04)          --         --          --          --
  9. Total distributions                                          (0.87)      (0.53)     (0.39)      (0.22)      (0.10)
 10. NET ASSET VALUE, END OF PERIOD                               $22.50      $17.47     $14.77      $13.03      $10.63
 11. Total return                                                 34.28%      22.10%     16.18%      24.79%       0.84%
 12. Net assets, end of period (in thousands)                   $882,495    $362,409    $85,480     $14,021      $3,153
 13. Average net assets for the period (in thousands)           $555,002    $176,432    $43,414      $5,739      $2,336
 14. Ratio of gross expenses to average net assets                 0.74%(6)    0.83%(5)   0.94%(4)    1.37%(3)      N/A
 15. Ratio of net expenses to average net assets                   0.74%       0.82%      0.92%       1.30%       1.57%(1)(2)
 16. Ratio of net investment income to average net assets          2.41%       2.87%      2.92%       2.41%       1.90%
 17. Portfolio turnover rate                                         70%        139%       103%        149%        158%
------------------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.74% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(3) The ratio was 1.55% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(4) The ratio was 1.07% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(5) The ratio was 0.83% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(6) The ratio was 0.74% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.

 26 Janus Aspen Series

                                                    Glossary of investment terms

          This glossary provides a more detailed description of some of the types of securities and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK SECURITIES are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive

                                                Glossary of investment terms  27
          income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

 28 Janus Aspen Series

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset

                                                Glossary of investment terms  29
          mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

 30 Janus Aspen Series

[JANUS LOGO]

        1-800-29JANUS
        100 Fillmore Street
        Denver, Colorado 80206-4928
        janus.com

You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting your plan sponsor or visiting our Web site at janus.com. In the Portfolios' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year. Other information is also available from financial intermediaries that sell Shares of the Portfolios.
The Statement of Additional Information provides detailed information about the Portfolios and is incorporated into this Prospectus by reference. You may review the Portfolios' Statement of Additional Information at the Public Reference Room of the SEC or get text only copies for a fee, by writing to or calling the Public Reference Room, Washington, D.C. 20549-6009 (1-800-SEC-0330). You may obtain the Statement of Additional Information for free from the SEC's Web site at http://www.sec.gov.

                    Investment Company Act File No. 811-7736

                                         [JANUS LOGO]

                   Janus Aspen Series

                              PROSPECTUS
                              MAY 1, 1999
                              Growth Portfolio
                              Aggressive Growth Portfolio
                              International Growth Portfolio
                              Worldwide Growth Portfolio

                   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [JANUS LOGO]

                This prospectus describes four mutual funds (the "Portfolios") with different investment objectives. Each Portfolio of Janus Aspen Series currently offers two classes of shares. The Institutional Shares, (the "Shares"), are sold under the name of "Janus Aspen Series" and are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts, as well as certain qualified retirement plans.

                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

                                                               Table of contents

                RISK/RETURN SUMMARY
                   Portfolio summaries......................................    2
                   Fees and expenses........................................    6
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Investment objectives and principal investment
                   strategies...............................................    7
                   General portfolio policies...............................    9
                   Risks for Growth and Global Growth Portfolios............   11
                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   13
                   Management expenses and expense limits...................   13
                   Investment personnel.....................................   14
                OTHER INFORMATION...........................................   16
                DISTRIBUTIONS AND TAXES
                   Distributions............................................   17
                   Taxes....................................................   17
                SHAREHOLDER'S GUIDE
                   Purchases................................................   18
                   Redemptions..............................................   18
                   Shareholder communications...............................   19
                FINANCIAL HIGHLIGHTS........................................   20
                GLOSSARY
                   Glossary of investment terms.............................   24


                                                            Table of contents  1

Risk return summary

          The Portfolios are designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE PORTFOLIOS?

--------------------------------------------------------------------------------

          DOMESTIC GROWTH PORTFOLIOS

          - GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          - AGGRESSIVE GROWTH PORTFOLIO seeks long-term growth of capital.

          GLOBAL GROWTH PORTFOLIOS

          - INTERNATIONAL GROWTH PORTFOLIO seeks long-term growth of capital.

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          The Portfolios' Trustees may change these objectives without a shareholder vote and the Portfolios will notify you of any changes that are material. If there is a material change to a Portfolio's objective or policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE PORTFOLIOS?

          The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look for companies with earnings growth potential one at a time. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of a Portfolio's assets may be in cash or similar investments.

          GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          AGGRESSIVE GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.

          INTERNATIONAL GROWTH PORTFOLIO normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries, or even a single country.

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

 2 Janus Aspen Series

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIOS?

          The biggest risk is that the Portfolios' returns may vary, and you could lose money. If you are considering investing in any of the Portfolios, remember that they are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of a Portfolio may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio could also decrease if the stock market goes down. If the value of a Portfolio decreases, its net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you would get back less money.

          INTERNATIONAL GROWTH PORTFOLIO AND WORLDWIDE GROWTH PORTFOLIO may have significant exposure to foreign markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

          AGGRESSIVE GROWTH PORTFOLIO is nondiversified. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on a Portfolio's NAV and total return.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          The following information provides an indication of the risks of investing in the Portfolios by showing how each of the Portfolios' performance has varied over time. The bar charts depict the change in performance from year-to-year during the period indicated, but do not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolios do not impose any sales or other charges that would affect total return computations. Total return figures include the effect of each Portfolio's expenses. The tables compare the average annual returns for the Shares of each Portfolio for the periods indicated to a broad-based securities market index.

                                                          Risk return summary  3

           GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Growth Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                      2.76%   30.17%   18.45%   22.75%   35.66%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  27.71%  Worst Quarter 3rd-1998 (10.92%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Growth Portfolio - Institutional Shares                   35.66%    21.41%         20.91%
                S&P 500 Index*                                            28.74%    24.08%         23.06%
                                                                      ----------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

           AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Aggressive Growth Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                     16.33%   27.48%    7.95%   12.66%   34.26%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  34.65%  Worst Quarter 3rd-1998 (14.98%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Aggressive Growth Portfolio - Institutional Shares        34.26%    19.35%         21.96%
                S&P 400 Mid Cap Index*                                    18.25%    18.67%         18.06%
                                                                      ----------------------------------------

           * The S&P 400 Mid Cap Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

 4 Janus Aspen Series

           INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for International Growth Portfolio - Institutional Shares from 1995 through 1998:

           Annual returns for periods ended 12/31

                                              23.15%   34.71%   18.51%   17.23%
                                               1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  16.63%  Worst Quarter 3rd-1998 (17.76%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                           Since Inception
                                                                                 1 year       (5/2/94)
                International Growth Portfolio - Institutional Shares            17.23%        18.87%
                Morgan Stanley Capital International EAFE Index*                 20.00%         8.11%
                                                                             -----------------------------

           * The Morgan Stanley Capital International EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of 20 Developed Market countries in Europe, Australasia and the Far East.

           WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Worldwide Growth Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                      1.53%   27.37%   29.04%   22.15%   28.92%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  20.87%  Worst Quarter 3rd-1998 (16.03%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Worldwide Growth Portfolio - Institutional Shares         28.92%    21.32%         24.06%
                Morgan Stanley International Worldwide Index*             24.34%    15.68%         14.39%
                                                                      ----------------------------------------

           * The Morgan Stanley International Worldwide Index is a market capitalization weighted index composed of countries representative of the market structure of 47 Developed and Emerging Markets.

          The Portfolios' past performance does not necessarily indicate how they will perform in the future.

                                                          Risk return summary  5

FEES AND EXPENSES

          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. All Janus funds are no-load investments, so you will not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example on the next page shows, these costs are borne indirectly by all shareholders.

          This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. The information shown is based upon gross expenses (without the effect of expense offset arrangements) for the fiscal year ended December 31, 1998. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

                                                                    Total Annual Fund                          Total Annual Fund
                                                                    Operating Expenses                         Operating Expenses
                                           Management      Other      Without Waivers          Total              With Waivers
                                              Fee         Expenses     or Reductions*  Waivers and Reductions    or Reductions*
    Growth Portfolio                         0.72%          0.03%          0.75%               0.07%                  0.68%
    Aggressive Growth Portfolio              0.72%          0.03%          0.75%                 N/A                  0.75%
    International Growth Portfolio           0.75%          0.20%          0.95%               0.09%                  0.86%
    Worldwide Growth Portfolio               0.67%          0.07%          0.74%               0.02%                  0.72%

--------------------------------------------------------------------------------
   * All expenses are stated both with and without contractual waivers and fee reductions by Janus Capital. Fee reductions for Growth, Aggressive Growth, International Growth and Worldwide Growth Portfolios reduce the Management Fee to the level of the corresponding Janus retail fund.
     Other waivers, if applicable, are first applied against the Management
     Fee and then against Other Expenses. Janus Capital has agreed to continue the waivers and fee reductions until at least the next annual renewal of the advisory agreement.
--------------------------------------------------------------------------------

   EXAMPLE:
   THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS OR REDUCTIONS. This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Growth Portfolio                                                $77       $240       $417       $  930
    Aggressive Growth Portfolio                                     $77       $240       $417       $  930
    International Growth Portfolio                                  $97       $303       $526       $1,166
    Worldwide Growth Portfolio                                      $76       $237       $411       $  918

 6 Janus Aspen Series

                                     Investment objectives, principal investment
                                                strategies and risks

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                  Growth Portfolio                                                 Janus Fund
                  Aggressive Growth Portfolio                           Janus Enterprise Fund
                  International Growth Portfolio                          Janus Overseas Fund
                  Worldwide Growth Portfolio                             Janus Worldwide Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

          This section takes a closer look at the investment objectives of each of the Portfolios, their principal investment strategies and certain risks of investing in the Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus on pages 11-12 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

DOMESTIC GROWTH PORTFOLIOS

          GROWTH PORTFOLIO
          Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          AGGRESSIVE GROWTH PORTFOLIO
          Aggressive Growth Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 1998, they ranged from approximately $142 million to $73 billion.

             Investment objectives, principal investment strategies and risks  7

GLOBAL GROWTH PORTFOLIOS

          INTERNATIONAL GROWTH PORTFOLIO
          International Growth Portfolio seeks long-term growth of capital. Normally, the Portfolio pursues its objective by investing at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

          WORLDWIDE GROWTH PORTFOLIO
          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

The following questions and answers are designed to help you better understand the Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

          Each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. In other words, they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. They make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the Portfolios. Income realized on the Portfolios' investments will be incidental to their objectives.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Aggressive Growth Portfolio. Although the other Portfolios offered by this Prospectus do not emphasize companies of any particular size, Portfolios with a larger asset base are more likely to invest in larger, more established issuers.

 8 Janus Aspen Series

GENERAL PORTFOLIO POLICIES

          Unless otherwise stated, each of the following policies applies to all of the Portfolios. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Portfolio's cash position to protect its assets or maintain liquidity. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly.

          When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          OTHER TYPES OF INVESTMENTS
          The Growth and Global Growth Portfolios invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks. The Portfolios may also invest to a lesser degree in other types of securities. These securities (which are described in the Glossary) may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk securities (less than 35% of each Portfolio's assets)

          - options, futures, forwards and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          The Portfolios may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United

             Investment objectives, principal investment strategies and risks  9

          States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in special situations. A special situation arises when, in the opinion of a Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment although, to a limited extent, a Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

 10 Janus Aspen Series

RISKS FOR GROWTH AND GLOBAL GROWTH PORTFOLIOS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities or companies with relatively small market capitalizations.

The following questions and answers are designed to help you better understand some of the risks of investing in the Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW DOES THE NONDIVERSIFIED STATUS OF AGGRESSIVE GROWTH PORTFOLIO AFFECT ITS RISK?

          Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of the Portfolio.

3. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

          The Portfolios may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolios' performance may depend on issues other than the performance of a particular company. These issues include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

            Investment objectives, principal investment strategies and risks  11

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK SECURITIES?

          High-yield/high-risk securities (or "junk" bonds) are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality securities generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade debt securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

5. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgement proves incorrect. Risks associated with the use of derivative instruments are described in the SAI.

6. I'VE HEARD A LOT ABOUT HOW THE CHANGE TO THE YEAR 2000 COULD AFFECT COMPUTER SYSTEMS. DOES THIS CREATE ANY SPECIAL RISKS?

          The portfolio managers carefully research each potential investment before making an investment decision and, among other things, consider Year 2000 readiness when selecting portfolio holdings. However, there is no guarantee that the information a portfolio manager receives regarding a company's Year 2000 readiness is completely accurate. If a company has not satisfactorily addressed Year 2000 issues, the Portfolio's performance could suffer.

 12 Janus Aspen Series

                                                    Management of the portfolios

INVESTMENT ADVISER

          Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

          Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

          Participating insurance companies that purchase the Portfolios' shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

MANAGEMENT EXPENSES AND EXPENSE LIMITS

          Each Portfolio pays Janus Capital a management fee which is calculated daily. The advisory agreement with each Portfolio spells out the management fee and other expenses that the Portfolios must pay. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate). In addition, the Shares of each Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

                                                          Average Daily
                                                           Net Assets         Annual Rate      Expense Limit
     Fee Schedule                                         of Portfolio       Percentage (%)    Percentage (%)
-------------------------------------------------------------------------------------------------------------
     Growth, Aggressive Growth,                         First $300 Million        0.75               N/A(1)
     International Growth and                           Next $200 Million         0.70
     Worldwide Growth Portfolios                        Over $500 Million         0.65
-------------------------------------------------------------------------------------------------------------

(1) Janus Capital has agreed to reduce Growth, Aggressive Growth, International Growth and Worldwide Growth Portfolio's management fee to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory contracts. The effective rate is the management fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). The effective rates of Janus Fund, Janus Enterprise Fund, Janus Overseas Fund and Janus Worldwide Fund were 0.65%, 0.69%, 0.66%, and 0.65%, respectively, for the quarter ended March 31, 1999.

                                                Management of the portfolios  13

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------
            is Executive Vice President and co-manager of International
            Growth Portfolio and Janus Overseas Fund which he has co-managed since May 1998 and April 1998, respectively. He served as assistant portfolio manager for these funds since 1996. He is also assistant portfolio manager for Worldwide Growth Portfolio and Janus Worldwide Fund. Mr. Chang joined Janus Capital in 1993 after receiving a Masters Degree in Political Science from Stanford University. He is a Chartered Financial Analyst.

JAMES P. CRAIG, III
--------------------------------------------------------------------------------
            is Chief Investment Officer of Janus Capital. He is Executive
            Vice President and portfolio manager of Growth Portfolio, which he has managed since inception. He has managed Janus Fund since
            1986 and has co-managed Janus Venture Fund since February 1,
            1997. Mr. Craig previously managed Janus Venture Fund from its inception, to December 1993, Janus Balanced Fund from December
            1993 to December 1995 and Balanced Portfolio from September 1993 through April 1996. He holds a Bachelor of Arts in Business from the University of Alabama and a Master of Arts in Finance from the Wharton School of the University of Pennsylvania.

JAMES P. GOFF
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Aggressive Growth Portfolio, which he has managed since inception. Mr. Goff joined Janus Capital in 1988 and has managed Janus Enterprise
            Fund since its inception. Mr. Goff co-managed or managed Janus Venture Fund from December 1993 to February 1, 1997. He holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Worldwide Growth Portfolio and co-manager of International Growth
            Portfolio, which she has managed or co-managed since inception.
            Ms. Hayes joined Janus Capital in 1987 and has managed or co-managed Janus Worldwide Fund and Janus Overseas Fund since their inceptions. She holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

 14 Janus Aspen Series

ASSISTANT PORTFOLIO MANAGERS

DAVID C. DECKER
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Growth Portfolio. He is also an assistant portfolio manager of Janus Fund. He is Executive
            Vice President and portfolio manager of Janus Special Situations Fund. Mr. Decker received a Masters of Business Administration in Finance from the Fuqua School of Business at Duke University and a Bachelor's Degree in Economics and Political Science from Tufts University. He is a Chartered Financial Analyst.

RON SACHS
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Aggressive Growth Portfolio. Mr. Sachs joined Janus Capital in 1996 as a research analyst.
            Prior to coming to Janus, he worked as a consultant for Bain & Company and as an attorney for Willkie, Farr & Gallagher. Mr.
            Sachs graduated from Princeton cum laude with an undergraduate degree in economics. He obtained his law degree from the University of Michigan. Mr. Sachs is a Chartered Financial
            Analyst.

                                                Management of the portfolios  15

Other information

          CLASSES OF SHARES

          Each Portfolio currently offers two classes of Shares, one of which, the Institutional Shares, are offered pursuant to this prospectus and are sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Retirement Shares of each Portfolio are offered by separate prospectus and are available only to qualified plans using plan service providers that are compensated for providing distribution and/or recordkeeping and other administrative services. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Retirement Shares, please call 1-800-525-0020.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Retirement Shares of the Portfolios (offered through a separate prospectus) are available to certain qualified plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Retirement Shares of the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Shares. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Retirement Shares to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          YEAR 2000

          Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has devoted considerable internal resources and has engaged one of the foremost experts in the field to help achieve Year 2000 readiness. Janus Capital does not anticipate that Year 2000-related issues will have a material impact on its ability to continue to provide the Portfolios with service at current levels; however, Janus Capital cannot make any assurances that the steps it has taken to ensure Year 2000 readiness will be successful. In addition, there can be no assurance that Year 2000 issues will not affect the companies in which the Portfolios invest or worldwide markets and economies.

 16 Janus Aspen Series

                                                         Distributions and taxes

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized on its investments annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

          Each class of each Portfolio makes semi-annual distributions in June and December of substantially all of its investment income and an annual distribution in June of its net realized gains, if any. All dividends and capital gains distributions from Shares of a Portfolio will automatically be reinvested into additional Shares of that Portfolio.

          HOW DISTRIBUTIONS AFFECT NAV

          Distributions are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of Growth Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to withholding of foreign taxes. The Portfolios may from year to year make the election permitted under
          Section 853 of the Internal Revenue Code to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios which will reduce their investment income.

          The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

                                                     Distributions and taxes  17

Shareholder's guide

          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT AND CERTAIN CONTRACTS MAY LIMIT ALLOCATIONS AMONG THE PORTFOLIOS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          Investments will be processed at the NAV next determined after an order is received and accepted by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange any day that the NYSE is open. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.

          To the extent a Portfolio holds securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares, the NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

          Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of a Portfolio. Although there is no present intention to do so, the Portfolios may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

 18 Janus Aspen Series

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

                                                         Shareholder's guide  19

Financial highlights

          The financial highlights tables are intended to help you understand the Institutional Shares' financial performance for each of the five most recent fiscal years. Items 1 through 9 reflect financial results for a single Share. Total return in the tables represents the rate that an investor would have earned (or lost) on an investment in each of the Institutional Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but does not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

                                       GROWTH PORTFOLIO - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------
                                                                           Periods ending December 31
                                                              1998         1997        1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                  $18.48          $15.51      $13.45      $10.57     $10.32
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                   0.05            0.15        0.17        0.28       0.09
  3. Net gains or losses on securities (both realized
     and unrealized)                                         6.36            3.34        2.29        2.90       0.20
  4. Total from investment operations                        6.41            3.49        2.46        3.18       0.29
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                (0.05)          (0.15)      (0.17)      (0.30)     (0.04)
  6. Tax return of capital distributions                       --              --          --          --         --
  7. Distributions (from capital gains)                    (1.30)          (0.37)      (0.23)          --         --
  8. Total distributions                                   (1.35)          (0.52)      (0.40)      (0.30)     (0.04)
  9. NET ASSET VALUE, END OF PERIOD                        $23.54          $18.48      $15.51      $13.45     $10.57
 10. Total return                                          35.66%          22.75%      18.45%      30.17%      2.76%
 11. Net assets, end of period (in thousands)          $1,103,549        $608,281    $325,789    $126,911    $43,549
 12. Average net assets for the period (in thousands)    $789,454        $477,914    $216,125     $77,344    $26,464
 13. Ratio of gross expenses to average net assets          0.68%(6)        0.70%(5)    0.69%(4)    0.78%(3)     N/A
 14. Ratio of net expenses to average net assets            0.68%           0.69%       0.69%       0.76%      0.88%(1)(2)
 15. Ratio of net investment income to average net
     assets                                                 0.26%           0.91%       1.39%       1.24%      1.45%
 16. Portfolio turnover rate                                  73%            122%         87%        185%       169%
---------------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.23% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(3) The ratio was 0.98% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(4) The ratio was 0.83% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(5) The ratio was 0.78% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(6) The ratio was 0.75% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.

 20 Janus Aspen Series

                                AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------------------------------
                                                                          Periods ending December 31
                                                             1998        1997        1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                  $20.55        $18.24      $17.08      $13.62     $11.80
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                     --            --          --        0.24       0.11
  3. Net gains or losses on securities (both realized
     and unrealized)                                         7.09          2.31        1.36        3.47       1.82
  4. Total from investment operations                        7.09          2.31        1.36        3.71       1.93
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                    --            --          --      (0.25)     (0.11)
  6. Tax return of capital distributions                       --            --      (0.01)          --         --
  7. Distributions (from capital gains)                        --            --      (0.19)          --         --
  8. Total distributions                                       --            --      (0.20)      (0.25)     (0.11)
  9. NET ASSET VALUE, END OF PERIOD                        $27.64        $20.55      $18.24      $17.08     $13.62
 10. Total return                                          34.26%        12.66%       7.95%      27.48%     16.33%
 11. Net assets, end of period (in thousands)            $772,943      $508,198    $383,693    $185,911    $41,289
 12. Average net assets for the period (in thousands)    $576,444      $418,464    $290,629    $107,582    $14,152
 13. Ratio of gross expenses to average net assets          0.75%(6)      0.76%(5)    0.76%(4)    0.86%(3)     N/A
 14. Ratio of net expenses to average net assets            0.75%         0.76%       0.76%       0.84%      1.05%(1)(2)
 15. Ratio of net investment income to average net
     assets                                               (0.36%)       (0.10%)     (0.27%)       0.58%      2.18%
 16. Portfolio turnover rate                                 132%          130%         88%        155%       259%
-------------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.14% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(3) The ratio was 0.93% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(4) The ratio was 0.83% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(5) The ratio was 0.78% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(6) The ratio was 0.75% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.

                                                        Financial highlights  21

                                 INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                               Periods ending December 31
                                                                  1998        1997        1996        1995      1994(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $18.48     $15.72      $11.95       $9.72      $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.13       0.11        0.05        0.09      (0.09)
  3. Net gains or losses on securities (both realized and
     unrealized)                                                    3.07       2.80        4.06        2.16      (0.19)
  4. Total from investment operations                               3.20       2.91        4.11        2.25      (0.28)
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.14)     (0.11)      (0.11)      (0.02)          --
  6. Dividends (in excess of net investment income)                   --         --          --          --          --
  7. Tax return of capital distributions                              --         --          --          --          --
  8. Distributions (from capital gains)                               --     (0.01)      (0.23)          --          --
  9. Distributions (in excess of realized gains)                  (0.27)     (0.03)          --          --          --
 10. Total distributions                                          (0.41)     (0.15)      (0.34)      (0.02)          --
 11. NET ASSET VALUE, END OF PERIOD                               $21.27     $18.48      $15.72      $11.95       $9.72
 12. Total return*                                                17.23%     18.51%      34.71%      23.15%     (2.80%)
 13. Net assets, end of period (in thousands)                   $311,110    $161,091    $27,192      $1,608      $1,353
 14. Average net assets for the period (in thousands)           $234,421    $96,164      $7,437      $1,792      $1,421
 15. Ratio of gross expenses to average net assets**               0.86%(6)   0.96%(5)    1.26%(4)    2.69%(3)      N/A
 16. Ratio of net expenses to average net assets**                 0.86%      0.96%       1.25%       2.50%       2.50%(2)
 17. Ratio of net investment income to average net assets**        0.73%      0.70%       0.62%     (0.80%)     (1.30%)
 18. Portfolio turnover rate**                                       93%        86%         65%        211%        275%
------------------------------------------------------------------------------------------------------------------------

 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
(1) May 1, 1994 (inception) through December 31, 1994.
(2) The ratio was 4.67% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.
(3) The ratio was 3.57% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.
(4) The ratio was 2.21% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.
(5) The ratio was 1.08% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.
(6) The ratio was 0.95% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.

 22 Janus Aspen Series

                                     WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
----------------------------------------------------------------------------------------------------------------------------
                                                                                 Periods ending December 31
                                                                   1998          1997         1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $23.39        $19.44      $15.31      $12.07     $11.89
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.16          0.16        0.16        0.11       0.04
  3. Net gains or losses on securities (both realized and
     unrealized)                                                      6.59          4.14        4.27        3.19       0.14
  4. Total from investment operations                                 6.75          4.30        4.43        3.30       0.18
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.18)        (0.17)      (0.17)      (0.06)         --
  6. Dividends (in excess of net investment income)                     --        (0.02)          --          --         --
  7. Tax return of capital distributions                                --            --          --          --         --
  8. Distributions (from capital gains)                                 --        (0.16)      (0.13)          --         --
  9. Distributions (in excess of realized gains)                    (0.87)            --          --          --         --
 10. Total distributions                                            (1.05)        (0.35)      (0.30)      (0.06)         --
 11. NET ASSET VALUE, END OF PERIOD                                 $29.09        $23.39      $19.44      $15.31     $12.07
 12. Total return                                                   28.92%        22.15%      29.04%      27.37%      1.53%
 13. Net assets, end of period (in thousands)                   $2,890,375    $1,576,548    $582,603    $108,563    $37,728
 14. Average net assets for the period (in thousands)           $2,217,695    $1,148,951    $304,111     $59,440    $22,896
 15. Ratio of gross expenses to average net assets                   0.72%(6)      0.74%(5)    0.80%(4)    0.90%(3)     N/A
 16. Ratio of net expenses to average net assets                     0.72%         0.74%       0.80%       0.87%      1.18%(1)(2)
 17. Ratio of net investment income to average net assets            0.64%         0.67%       0.83%       0.95%      0.50%
 18. Portfolio turnover rate                                           77%           80%         62%        113%       217%
----------------------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.49% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(3) The ratio was 1.09% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(4) The ratio was 0.91% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(5) The ratio was 0.81% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(6) The ratio was 0.74% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.

                                                        Financial highlights  23

Glossary of investment terms

          This glossary provides a more detailed description of some of the types of securities and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK SECURITIES are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive

 24 Janus Aspen Series
          income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

                                                Glossary of investment terms  25

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset

 26 Janus Aspen Series
          mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

                                                Glossary of investment terms  27

[JANUS LOGO]

        1-800-29JANUS
        100 Fillmore Street
        Denver, Colorado 80206-4928
        janus.com

You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting your plan sponsor or visiting our Web site at janus.com. In the Portfolios' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year. Other information is also available from financial intermediaries that sell Shares of the Portfolios.
The Statement of Additional Information provides detailed information about the Portfolios and is incorporated into this Prospectus by reference. You may review the Portfolios' Statement of Additional Information at the Public Reference Room of the SEC or get text only copies for a fee, by writing to or calling the Public Reference Room, Washington, D.C. 20549-6009 (1-800-SEC-0330). You may obtain the Statement of Additional Information for free from the SEC's Web site at http://www.sec.gov.

                    Investment Company Act File No. 811-7736

                                         [JANUS LOGO]

                   Janus Aspen Series

                              PROSPECTUS
                              MAY 1, 1999
                              Growth Portfolio
                              International Growth Portfolio
                              Worldwide Growth Portfolio
                              Balanced Portfolio

                   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [JANUS LOGO]

                This prospectus describes four mutual funds (the "Portfolios") with different investment objectives, including growth of capital and a combination of growth and income. Each Portfolio of Janus Aspen Series currently offers two classes of shares. The Institutional Shares, (the "Shares"), are sold under the name of "Janus Aspen Series" and are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts, as well as certain qualified retirement plans.

                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

                                                               Table of contents

                RISK/RETURN SUMMARY
                   Growth Portfolios........................................    2
                   Balanced Portfolio.......................................    6
                   Fees and expenses........................................    8
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Growth Portfolios........................................    9
                   Balanced Portfolio.......................................   11
                   General portfolio policies...............................   12
                   Risks for the Portfolios.................................   14
                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   16
                   Management expenses and expense limits...................   16
                   Investment personnel.....................................   17
                OTHER INFORMATION...........................................   19
                DISTRIBUTIONS AND TAXES
                   Distributions............................................   20
                   Taxes....................................................   20
                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..............................   21
                   Purchases................................................   21
                   Redemptions..............................................   21
                   Shareholder communications...............................   22
                FINANCIAL HIGHLIGHTS........................................   23
                GLOSSARY
                   Glossary of investment terms.............................   27


                                                            Table of contents  1

Risk return summary

GROWTH PORTFOLIOS

          The Growth Portfolios are designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE GROWTH PORTFOLIOS?

--------------------------------------------------------------------------------

          - GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          - INTERNATIONAL GROWTH PORTFOLIO seeks long-term growth of capital.

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          The Portfolios' Trustees may change these objectives without a shareholder vote and the Portfolios will notify you of any changes that are material. If there is a material change to a Portfolio's objective or policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE GROWTH PORTFOLIOS?

          The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look for companies with earnings growth potential one at a time. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of a Portfolio's assets may be in cash or similar investments.

          GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          INTERNATIONAL GROWTH PORTFOLIO normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries, or even a single country.

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE GROWTH PORTFOLIOS?

          The biggest risk is that the Portfolios' returns may vary, and you could lose money. If you are considering investing in any of the Growth Portfolios, remember that they are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of a Portfolio may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio could also decrease if the stock market goes down. If the value of a Portfolio decreases, its net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you would get back less money.

 2 Janus Aspen Series

          INTERNATIONAL GROWTH PORTFOLIO AND WORLDWIDE GROWTH PORTFOLIO may have significant exposure to foreign markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          The following information provides an indication of the risks of investing in the Growth Portfolios by showing how each of the Growth Portfolios' performance has varied over time. The bar charts depict the change in performance from year-to-year during the period indicated, but do not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolios do not impose any sales or other charges that would affect total return computations. Total return figures include the effect of each Portfolio's expenses. The tables compare the average annual returns for the Shares of each Portfolio for the periods indicated to a broad-based securities market index.

                                                          Risk return summary  3

           GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Growth Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                      2.76%   30.17%   18.45%   22.75%   35.66%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  27.71%  Worst Quarter 3rd-1998 (10.92%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Growth Portfolio - Institutional Shares                   35.66%    21.41%         20.91%
                S&P 500 Index*                                            28.74%    24.08%         23.06%
                                                                      ----------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

           INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for International Growth Portfolio - Institutional Shares from 1995 through 1998:

           Annual returns for periods ended 12/31

                                              23.15%   34.71%   18.51%   17.23%
                                               1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  16.63%  Worst Quarter 3rd-1998 (17.76%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                           Since Inception
                                                                                 1 year       (5/2/94)
                International Growth Portfolio - Institutional Shares            17.23%        18.87%
                Morgan Stanley Capital International EAFE Index*                 20.00%         8.11%
                                                                             -----------------------------

           * The Morgan Stanley Capital International EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of 20 Developed Market countries in Europe, Australasia and the Far East.

 4 Janus Aspen Series

           WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Worldwide Growth Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                      1.53%   27.37%   29.04%   22.15%   28.92%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  20.87%  Worst Quarter 3rd-1998 (16.03%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Worldwide Growth Portfolio - Institutional Shares         28.92%    21.32%         24.06%
                Morgan Stanley International Worldwide Index*             24.34%    15.68%         14.39%
                                                                      ----------------------------------------

           * The Morgan Stanley International Worldwide Index is a market capitalization weighted index composed of countries representative of the market structure of 47 Developed and Emerging Markets.

          The Growth Portfolios' past performance does not necessarily indicate how they will perform in the future.

                                                          Risk return summary  5

BALANCED PORTFOLIO

          The Balanced Portfolio is designed for investors who primarily seek growth of capital with current income. It is not designed for investors who desire a consistent level of income.

1. WHAT IS THE INVESTMENT OBJECTIVE OF BALANCED PORTFOLIO?

--------------------------------------------------------------------------------

          - BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

          The Trustees may change this objective without a shareholder vote and the Portfolio will notify you of any changes that are material. If there is a material change to the Portfolio's objective or policies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE BALANCED PORTFOLIO?

          The portfolio manager applies a "bottom up" approach in choosing investments. In other words, he looks mostly for equity and income-producing securities that meet his investment criteria one at a time. If the portfolio manager is unable to find such investments, much of the Portfolio's assets may be in cash or similar investments.

          Balanced Portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income securities.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN BALANCED PORTFOLIO?

          The biggest risk is that the Portfolio's returns may vary, and you could lose money. If you are considering investing in Balanced Portfolio, remember that it is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of the Portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Portfolio could also decrease if the stock market goes down. If the value of the Portfolio decreases, its NAV will also decrease, which means if you sell your shares in the Portfolio you would get back less money.

          The income component of the Portfolio's holdings includes fixed-income securities. A fundamental risk to the income component is that the value of these securities will fall if interest rates rise. Generally, the value of a fixed-income portfolio will decrease when interest rates rise, which means the Portfolio's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

          An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 6 Janus Aspen Series

          The following information provides an indication of the risks of investing in Balanced Portfolio by showing how Balanced Portfolio's performance has varied over time. The bar chart depicts the change in performance from year-to-year during the period indicated, but does not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of each Portfolio's expenses. The table compares the average annual returns for the Shares of the Portfolio for the period indicated to a broad-based securities market index.

           BALANCED PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Balanced Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                      0.84%   24.79%   16.18%   22.10%   34.28%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  20.32%  Worst Quarter 3rd-1998 (4.97%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Balanced Portfolio - Institutional Shares                 34.28%    19.11%         19.53%
                S&P 500 Index*                                            28.74%    24.08%         23.06%
                Lehman Brothers Gov't/Corp Bond Index**                    9.47%     7.30%          6.90%
                                                                      ----------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
          ** Lehman Brothers Gov't/Corp Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.

          Balanced Portfolio's past performance does not necessarily indicate how it will perform in the future.

                                                          Risk return summary  7

FEES AND EXPENSES

          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. All Janus funds are no-load investments, so you will not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example on the next page shows, these costs are borne indirectly by all shareholders.

          This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. The information shown is based upon gross expenses (without the effect of expense offset arrangements) for the fiscal year ended December 31, 1998. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

                                                                    Total Annual Fund                          Total Annual Fund
                                                                    Operating Expenses                         Operating Expenses
                                           Management      Other      Without Waivers          Total              With Waivers
                                              Fee         Expenses     or Reductions*  Waivers and Reductions    or Reductions*
    Growth Portfolio                         0.72%          0.03%          0.75%               0.07%                  0.68%
    International Growth Portfolio           0.75%          0.20%          0.95%               0.09%                  0.86%
    Worldwide Growth Portfolio               0.67%          0.07%          0.74%               0.02%                  0.72%
    Balanced Portfolio                       0.72%          0.02%          0.74%                 N/A                  0.74%

--------------------------------------------------------------------------------
   * All expenses are stated both with and without contractual waivers and fee reductions by Janus Capital. Fee reductions for Growth,
     International Growth, Worldwide Growth, and Balanced Portfolios reduce the Management Fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the Management
     Fee and then against Other Expenses. Janus Capital has agreed to continue the waivers and fee reductions until at least the next annual renewal of the advisory agreement.
--------------------------------------------------------------------------------

   EXAMPLE:
   THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS OR REDUCTIONS. This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Growth Portfolio                                                $77       $240       $417       $  930
    International Growth Portfolio                                  $97       $303       $526       $1,166
    Worldwide Growth Portfolio                                      $76       $237       $411       $  918
    Balanced Portfolio                                              $76       $237       $411       $  918

 8 Janus Aspen Series

                                     Investment objectives, principal investment
                                                strategies and risks

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                  Growth Portfolio                                                 Janus Fund
                  International Growth Portfolio                          Janus Overseas Fund
                  Worldwide Growth Portfolio                             Janus Worldwide Fund
                  Balanced Portfolio                                      Janus Balanced Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

GROWTH PORTFOLIOS

          This section takes a closer look at the investment objectives of each of the Growth Portfolios, their principal investment strategies and certain risks of investing in the Growth Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus on pages 14-15 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

          GROWTH PORTFOLIO
          Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          INTERNATIONAL GROWTH PORTFOLIO
          International Growth Portfolio seeks long-term growth of capital. Normally, the Portfolio pursues its objective by investing at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

          WORLDWIDE GROWTH PORTFOLIO
          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

             Investment objectives, principal investment strategies and risks  9

The following questions and answers are designed to help you better understand the Growth Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

          Each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. In other words, they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. They make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the Portfolios. Income realized on the Portfolios' investments will be incidental to their objectives.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Although the Portfolios offered by this Prospectus do not emphasize companies of any particular size, Portfolios with a larger asset base are more likely to invest in larger, more established issuers.

 10 Janus Aspen Series

BALANCED PORTFOLIO

          This section takes a closer look at the investment objective of Balanced Portfolio, its principal investment strategies and certain risks of investing in Balanced Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus on pages 14-15 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

          Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income securities.

The following questions and answers are designed to help you better understand the Balanced Portfolio's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR BALANCED PORTFOLIO IN COMPARISON TO THE GROWTH PORTFOLIOS?

          Because income is a part of the investment objective of Balanced Portfolio, the portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stocks for this Portfolio.

2. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED PORTFOLIO'S HOLDINGS?

          Balanced Portfolio shifts assets between the growth and income components of their holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, the Portfolio will place a greater emphasis on the growth component.

3. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED PORTFOLIO'S INVESTMENTS?

          The growth component of Balanced Portfolio's investments is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

4. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED PORTFOLIO'S HOLDINGS?

          The income component of Balanced Portfolio will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the Portfolio if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

            Investment objectives, principal investment strategies and risks  11

GENERAL PORTFOLIO POLICIES

          Unless otherwise stated, each of the following policies applies to all of the Portfolios. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Portfolio's cash position to protect its assets or maintain liquidity. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly.

          When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          OTHER TYPES OF INVESTMENTS
          The Growth Portfolios invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks. The Balanced Portfolio also invests in domestic and foreign equity securities with varying degrees of emphasis on income. The Portfolios may also invest to a lesser degree in other types of securities. These securities (which are described in the Glossary) may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk securities (less than 35% of each Portfolio's assets)

          - options, futures, forwards and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          The Portfolios may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United

 12 Janus Aspen Series

          States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in special situations. A special situation arises when, in the opinion of a Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment although, to a limited extent, a Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

            Investment objectives, principal investment strategies and risks  13

RISKS FOR THE PORTFOLIOS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities or companies with relatively small market capitalizations.

The following questions and answers are designed to help you better understand some of the risks of investing in Growth, Worldwide Growth, International Growth and Balanced Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

          The Portfolios may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolios' performance may depend on issues other than the performance of a particular company. These issues include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

 14 Janus Aspen Series

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK SECURITIES?

          High-yield/high-risk securities (or "junk" bonds) are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality securities generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade debt securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

4. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgement proves incorrect. Risks associated with the use of derivative instruments are described in the SAI.

5. I'VE HEARD A LOT ABOUT HOW THE CHANGE TO THE YEAR 2000 COULD AFFECT COMPUTER SYSTEMS. DOES THIS CREATE ANY SPECIAL RISKS?

          The portfolio managers carefully research each potential investment before making an investment decision and, among other things, consider Year 2000 readiness when selecting portfolio holdings. However, there is no guarantee that the information a portfolio manager receives regarding a company's Year 2000 readiness is completely accurate. If a company has not satisfactorily addressed Year 2000 issues, the Portfolio's performance could suffer.

            Investment objectives, principal investment strategies and risks  15

Management of the portfolios

INVESTMENT ADVISER

          Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

          Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

          Participating insurance companies that purchase the Portfolios' shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

MANAGEMENT EXPENSES AND EXPENSE LIMITS

          Each Portfolio pays Janus Capital a management fee which is calculated daily. The advisory agreement with each Portfolio spells out the management fee and other expenses that the Portfolios must pay. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate). In addition, the Shares of each Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

                                                          Average Daily
                                                           Net Assets         Annual Rate      Expense Limit
     Fee Schedule                                         of Portfolio       Percentage (%)    Percentage (%)
-------------------------------------------------------------------------------------------------------------
     Growth,
     International Growth,                              First $300 Million        0.75               N/A(1)
     Worldwide Growth and                               Next $200 Million         0.70
     Balanced Portfolios                                Over $500 Million         0.65
-------------------------------------------------------------------------------------------------------------

(1) Janus Capital has agreed to reduce Growth, International Growth, Worldwide Growth and Balanced Portfolio's management fee to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory contracts. The effective rate is the management fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). The effective rates of Janus Fund, Janus Overseas Fund, Janus Worldwide Fund and Janus Balanced Fund were 0.65%, 0.66%, 0.65%, and 0.67%, respectively, for the quarter ended March 31, 1999.

 16 Janus Aspen Series

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------
            is Executive Vice President and co-manager of International
            Growth Portfolio and Janus Overseas Fund which he has co-managed since May 1998 and April 1998, respectively. He served as assistant portfolio manager for these funds since 1996. He is also assistant portfolio manager for Worldwide Growth Portfolio and Janus Worldwide Fund. Mr. Chang joined Janus Capital in 1993 after receiving a Masters Degree in Political Science from Stanford University. He is a Chartered Financial Analyst.

JAMES P. CRAIG, III
--------------------------------------------------------------------------------
            is Chief Investment Officer of Janus Capital. He is Executive
            Vice President and portfolio manager of Growth Portfolio, which he has managed since inception. He has managed Janus Fund since
            1986 and has co-managed Janus Venture Fund since February 1,
            1997. Mr. Craig previously managed Janus Venture Fund from its inception, to December 1993, Janus Balanced Fund from December
            1993 to December 1995 and Balanced Portfolio from September 1993 through April 1996. He holds a Bachelor of Arts in Business from the University of Alabama and a Master of Arts in Finance from the Wharton School of the University of Pennsylvania.

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Worldwide Growth Portfolio and co-manager of International Growth
            Portfolio, which she has managed or co-managed since inception.
            Ms. Hayes joined Janus Capital in 1987 and has managed or co-managed Janus Worldwide Fund and Janus Overseas Fund since their inceptions. She holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Balanced Portfolio, which he has managed since May 1996 and Equity Income Portfolio, which he has managed since inception. He is an assistant portfolio manager of Growth Portfolio. Mr. Rollins joined Janus Capital in 1990 and has managed Janus Balanced Fund since January 1996 and Janus Equity Income Fund since inception.
            He has been an assistant portfolio manager of Janus Fund since January 1995. He gained experience as a fixed-income trader and equity research analyst prior to managing Balanced Portfolio. He holds a Bachelor of Science in Finance from the University of Colorado and is a Chartered Financial Analyst.

                                                Management of the portfolios  17

ASSISTANT PORTFOLIO MANAGER

DAVID C. DECKER
--------------------------------------------------------------------------------
            is an assistant portfolio manager of Growth Portfolio. He is also an assistant portfolio manager of Janus Fund. He is Executive
            Vice President and portfolio manager of Janus Special Situations Fund. Mr. Decker received a Masters of Business Administration in Finance from the Fuqua School of Business at Duke University and a Bachelor's Degree in Economics and Political Science from Tufts University. He is a Chartered Financial Analyst.

 18 Janus Aspen Series

                                                               Other information

          CLASSES OF SHARES

          Each Portfolio currently offers two classes of Shares, one of which, the Institutional Shares, are offered pursuant to this prospectus and are sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Retirement Shares of each Portfolio are offered by separate prospectus and are available only to qualified plans using plan service providers that are compensated for providing distribution and/or recordkeeping and other administrative services. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Retirement Shares, please call 1-800-525-0020.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Retirement Shares of the Portfolios (offered through a separate prospectus) are available to certain qualified plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Retirement Shares of the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Shares. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Retirement Shares to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          YEAR 2000

          Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has devoted considerable internal resources and has engaged one of the foremost experts in the field to help achieve Year 2000 readiness. Janus Capital does not anticipate that Year 2000-related issues will have a material impact on its ability to continue to provide the Portfolios with service at current levels; however, Janus Capital cannot make any assurances that the steps it has taken to ensure Year 2000 readiness will be successful. In addition, there can be no assurance that Year 2000 issues will not affect the companies in which the Portfolios invest or worldwide markets and economies.

                                                           Other information  19

Distributions and taxes

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized on its investments annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

          Each class of each Portfolio makes semi-annual distributions in June and December of substantially all of its investment income and an annual distribution in June of its net realized gains, if any. All dividends and capital gains distributions from Shares of a Portfolio will automatically be reinvested into additional Shares of that Portfolio.

          HOW DISTRIBUTIONS AFFECT NAV

          Distributions are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of Growth Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to withholding of foreign taxes. The Portfolios may from year to year make the election permitted under
          Section 853 of the Internal Revenue Code to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios which will reduce their investment income.

          The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

 20 Janus Aspen Series

                                                             Shareholder's guide

          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT AND CERTAIN CONTRACTS MAY LIMIT ALLOCATIONS AMONG THE PORTFOLIOS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          Investments will be processed at the NAV next determined after an order is received and accepted by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange any day that the NYSE is open. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.

          To the extent a Portfolio holds securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares, the NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

          Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of a Portfolio. Although there is no present intention to do so, the Portfolios may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

                                                         Shareholder's guide  21

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

 22 Janus Aspen Series

                                                            Financial highlights

          The financial highlights tables are intended to help you understand the Institutional Shares' financial performance for each of the five most recent fiscal years. Items 1 through 9 reflect financial results for a single Share. Total return in the tables represents the rate that an investor would have earned (or lost) on an investment in each of the Institutional Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but does not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

                                       GROWTH PORTFOLIO - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------
                                                                           Periods ending December 31
                                                              1998         1997        1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                  $18.48          $15.51      $13.45      $10.57     $10.32
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                   0.05            0.15        0.17        0.28       0.09
  3. Net gains or losses on securities (both realized
     and unrealized)                                         6.36            3.34        2.29        2.90       0.20
  4. Total from investment operations                        6.41            3.49        2.46        3.18       0.29
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                (0.05)          (0.15)      (0.17)      (0.30)     (0.04)
  6. Tax return of capital distributions                       --              --          --          --         --
  7. Distributions (from capital gains)                    (1.30)          (0.37)      (0.23)          --         --
  8. Total distributions                                   (1.35)          (0.52)      (0.40)      (0.30)     (0.04)
  9. NET ASSET VALUE, END OF PERIOD                        $23.54          $18.48      $15.51      $13.45     $10.57
 10. Total return                                          35.66%          22.75%      18.45%      30.17%      2.76%
 11. Net assets, end of period (in thousands)          $1,103,549        $608,281    $325,789    $126,911    $43,549
 12. Average net assets for the period (in thousands)    $789,454        $477,914    $216,125     $77,344    $26,464
 13. Ratio of gross expenses to average net assets          0.68%(6)        0.70%(5)    0.69%(4)    0.78%(3)     N/A
 14. Ratio of net expenses to average net assets            0.68%           0.69%       0.69%       0.76%      0.88%(1)(2)
 15. Ratio of net investment income to average net
     assets                                                 0.26%           0.91%       1.39%       1.24%      1.45%
 16. Portfolio turnover rate                                  73%            122%         87%        185%       169%
---------------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.23% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(3) The ratio was 0.98% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(4) The ratio was 0.83% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(5) The ratio was 0.78% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(6) The ratio was 0.75% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.

                                                        Financial highlights  23

                                 INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                               Periods ending December 31
                                                                  1998        1997        1996        1995      1994(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $18.48     $15.72      $11.95       $9.72      $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.13       0.11        0.05        0.09      (0.09)
  3. Net gains or losses on securities (both realized and
     unrealized)                                                    3.07       2.80        4.06        2.16      (0.19)
  4. Total from investment operations                               3.20       2.91        4.11        2.25      (0.28)
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.14)     (0.11)      (0.11)      (0.02)          --
  6. Dividends (in excess of net investment income)                   --         --          --          --          --
  7. Tax return of capital distributions                              --         --          --          --          --
  8. Distributions (from capital gains)                               --     (0.01)      (0.23)          --          --
  9. Distributions (in excess of realized gains)                  (0.27)     (0.03)          --          --          --
 10. Total distributions                                          (0.41)     (0.15)      (0.34)      (0.02)          --
 11. NET ASSET VALUE, END OF PERIOD                               $21.27     $18.48      $15.72      $11.95       $9.72
 12. Total return*                                                17.23%     18.51%      34.71%      23.15%     (2.80%)
 13. Net assets, end of period (in thousands)                   $311,110    $161,091    $27,192      $1,608      $1,353
 14. Average net assets for the period (in thousands)           $234,421    $96,164      $7,437      $1,792      $1,421
 15. Ratio of gross expenses to average net assets**               0.86%(6)   0.96%(5)    1.26%(4)    2.69%(3)      N/A
 16. Ratio of net expenses to average net assets**                 0.86%      0.96%       1.25%       2.50%       2.50%(2)
 17. Ratio of net investment income to average net assets**        0.73%      0.70%       0.62%     (0.80%)     (1.30%)
 18. Portfolio turnover rate**                                       93%        86%         65%        211%        275%
------------------------------------------------------------------------------------------------------------------------

 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
(1) May 1, 1994 (inception) through December 31, 1994.
(2) The ratio was 4.67% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.
(3) The ratio was 3.57% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.
(4) The ratio was 2.21% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.
(5) The ratio was 1.08% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.
(6) The ratio was 0.95% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.

 24 Janus Aspen Series

                                     WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
----------------------------------------------------------------------------------------------------------------------------
                                                                                 Periods ending December 31
                                                                   1998          1997         1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $23.39        $19.44      $15.31      $12.07     $11.89
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.16          0.16        0.16        0.11       0.04
  3. Net gains or losses on securities (both realized and
     unrealized)                                                      6.59          4.14        4.27        3.19       0.14
  4. Total from investment operations                                 6.75          4.30        4.43        3.30       0.18
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.18)        (0.17)      (0.17)      (0.06)         --
  6. Dividends (in excess of net investment income)                     --        (0.02)          --          --         --
  7. Tax return of capital distributions                                --            --          --          --         --
  8. Distributions (from capital gains)                                 --        (0.16)      (0.13)          --         --
  9. Distributions (in excess of realized gains)                    (0.87)            --          --          --         --
 10. Total distributions                                            (1.05)        (0.35)      (0.30)      (0.06)         --
 11. NET ASSET VALUE, END OF PERIOD                                 $29.09        $23.39      $19.44      $15.31     $12.07
 12. Total return                                                   28.92%        22.15%      29.04%      27.37%      1.53%
 13. Net assets, end of period (in thousands)                   $2,890,375    $1,576,548    $582,603    $108,563    $37,728
 14. Average net assets for the period (in thousands)           $2,217,695    $1,148,951    $304,111     $59,440    $22,896
 15. Ratio of gross expenses to average net assets                   0.72%(6)      0.74%(5)    0.80%(4)    0.90%(3)     N/A
 16. Ratio of net expenses to average net assets                     0.72%         0.74%       0.80%       0.87%      1.18%(1)(2)
 17. Ratio of net investment income to average net assets            0.64%         0.67%       0.83%       0.95%      0.50%
 18. Portfolio turnover rate                                           77%           80%         62%        113%       217%
----------------------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.49% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(3) The ratio was 1.09% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(4) The ratio was 0.91% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(5) The ratio was 0.81% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(6) The ratio was 0.74% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.

                                                        Financial highlights  25

                                       BALANCED PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                               Periods ending December 31
                                                                  1998        1997        1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $17.47      $14.77     $13.03      $10.63      $10.64
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.39        0.34       0.32        0.17        0.15
  3. Net gains (or losses) on securities (both realized and
     unrealized)                                                    5.51        2.89       1.81        2.45      (0.06)
  4. Total from investment operations                               5.90        3.23       2.13        2.62        0.09
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.38)      (0.35)     (0.30)      (0.22)      (0.10)
  6. Tax return of capital distributions                              --          --         --          --          --
  7. Distributions (from capital gains)                           (0.45)      (0.18)     (0.09)          --          --
  8. Distributions (in excess of realized gains)                  (0.04)          --         --          --          --
  9. Total distributions                                          (0.87)      (0.53)     (0.39)      (0.22)      (0.10)
 10. NET ASSET VALUE, END OF PERIOD                               $22.50      $17.47     $14.77      $13.03      $10.63
 11. Total return                                                 34.28%      22.10%     16.18%      24.79%       0.84%
 12. Net assets, end of period (in thousands)                   $882,495    $362,409    $85,480     $14,021      $3,153
 13. Average net assets for the period (in thousands)           $555,002    $176,432    $43,414      $5,739      $2,336
 14. Ratio of gross expenses to average net assets                 0.74%(6)    0.83%(5)   0.94%(4)    1.37%(3)      N/A
 15. Ratio of net expenses to average net assets                   0.74%       0.82%      0.92%       1.30%       1.57%(1)(2)
 16. Ratio of net investment income to average net assets          2.41%       2.87%      2.92%       2.41%       1.90%
 17. Portfolio turnover rate                                         70%        139%       103%        149%        158%
------------------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.74% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(3) The ratio was 1.55% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(4) The ratio was 1.07% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(5) The ratio was 0.83% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(6) The ratio was 0.74% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.

 26 Janus Aspen Series

                                                    Glossary of investment terms

          This glossary provides a more detailed description of some of the types of securities and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK SECURITIES are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive

                                                Glossary of investment terms  27
          income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

 28 Janus Aspen Series

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset

                                                Glossary of investment terms  29
          mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

 30 Janus Aspen Series

[JANUS LOGO]

        1-800-29JANUS
        100 Fillmore Street
        Denver, Colorado 80206-4928
        janus.com

You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting your plan sponsor or visiting our Web site at janus.com. In the Portfolios' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year. Other information is also available from financial intermediaries that sell Shares of the Portfolios.
The Statement of Additional Information provides detailed information about the Portfolios and is incorporated into this Prospectus by reference. You may review the Portfolios' Statement of Additional Information at the Public Reference Room of the SEC or get text only copies for a fee, by writing to or calling the Public Reference Room, Washington, D.C. 20549-6009 (1-800-SEC-0330). You may obtain the Statement of Additional Information for free from the SEC's Web site at http://www.sec.gov.

                    Investment Company Act File No. 811-7736

                                         [JANUS LOGO]

                   Janus Aspen Series

                              PROSPECTUS
                              MAY 1, 1999
                              Capital Appreciation Portfolio
                              Worldwide Growth Portfolio
                              Balanced Portfolio
                              Money Market Portfolio

                   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [JANUS LOGO]

                This prospectus describes four mutual funds (the "Portfolios") with a variety of investment objectives, including growth of capital, current income and a combination of growth and income. Each Portfolio of Janus Aspen Series currently offers two classes of shares. The Institutional Shares, (the "Shares"), are sold under the name of "Janus Aspen Series" and are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts, as well as certain qualified retirement plans.

                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

                                                               Table of contents

                RISK/RETURN SUMMARY
                   Growth Portfolios........................................    2
                   Balanced Portfolio.......................................    5
                   Money Market Portfolio...................................    7
                   Fees and expenses........................................    9
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Growth Portfolios........................................   10
                   Balanced Portfolio.......................................   12
                   General portfolio policies for Portfolios other than
                   Money Market Portfolio...................................   13
                   Risks for the Growth and Balanced Portfolios.............   15
                   Money Market Portfolio...................................   17
                   Investment techniques....................................   18
                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   20
                   Management expenses and expense limits...................   20
                   Investment personnel.....................................   21
                OTHER INFORMATION...........................................   22
                DISTRIBUTIONS AND TAXES
                   Distributions............................................   23
                   Money Market Portfolios..................................   23
                   Portfolios other than Money Market Portfolios............   23
                   Taxes....................................................   23
                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..............................   25
                   Purchases................................................   25
                   Redemptions..............................................   26
                   Shareholder communications...............................   26
                FINANCIAL HIGHLIGHTS........................................   27
                GLOSSARY
                   Glossary of investment terms.............................   31


                                                            Table of contents  1

Risk return summary

GROWTH PORTFOLIOS

          The Growth Portfolios are designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE GROWTH PORTFOLIOS?

--------------------------------------------------------------------------------

          - CAPITAL APPRECIATION PORTFOLIO seeks long-term growth of capital.

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          The Portfolios' Trustees may change these objectives without a shareholder vote and the Portfolios will notify you of any changes that are material. If there is a material change to a Portfolio's objective or policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE GROWTH PORTFOLIOS?

          The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look for companies with earnings growth potential one at a time. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of a Portfolio's assets may be in cash or similar investments.

          CAPITAL APPRECIATION PORTFOLIO invests primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE GROWTH PORTFOLIOS?

          The biggest risk is that the Portfolios' returns may vary, and you could lose money. If you are considering investing in either of the Growth Portfolios, remember that they are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of a Portfolio may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio could also decrease if the stock market goes down. If the value of a Portfolio decreases, its net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you would get back less money.

          WORLDWIDE GROWTH PORTFOLIO may have significant exposure to foreign markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

          CAPITAL APPRECIATION PORTFOLIO is nondiversified. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Portfolio's NAV and total return.

 2 Janus Aspen Series

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          The following information, provides an indication of the risks of investing in the Growth Portfolios by showing how each of the Growth Portfolios' performance has varied over time. The bar charts depict the change in performance from year-to-year during the period indicated, but do not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolios do not impose any sales or other charges that would affect total return computations. Total return figures include the effect of each Portfolio's expenses. The tables compare the average annual returns for the Shares of each Portfolio for the periods indicated to a broad-based securities market index.

           CAPITAL APPRECIATION PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Capital Appreciation Portfolio - Institutional Shares for 1998:

           Annual returns for periods ended 12/31

                                                                         58.11%
                                                                          1998

           The percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  33.98%  Worst Quarter 3rd-1998 (9.98%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                           Since Inception
                                                                                 1 year       (5/1/97)
                Capital Appreciation Portfolio - Institutional Shares            58.11%        51.65%
                S&P 500 Index*                                                   28.74%        31.38%
                                                                             -----------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

                                                          Risk return summary  3

           WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Worldwide Growth Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                      1.53%   27.37%   29.04%   22.15%   28.92%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  20.87%  Worst Quarter 3rd-1998 (16.03%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Worldwide Growth Portfolio - Institutional Shares         28.92%    21.32%         24.06%
                Morgan Stanley International Worldwide Index*             24.34%    15.68%         14.39%
                                                                      ----------------------------------------

           * The Morgan Stanley International Worldwide Index is a market capitalization weighted index composed of countries representative of the market structure of 47 Developed and Emerging Markets.

          The Growth Portfolios' past performance does not necessarily indicate how they will perform in the future.

 4 Janus Aspen Series

BALANCED PORTFOLIO

          Balanced Portfolio is designed for investors who primarily seek growth of capital with current income. It is not designed for investors who desire a consistent level of income.

1. WHAT IS THE INVESTMENT OBJECTIVE OF BALANCED PORTFOLIO?

--------------------------------------------------------------------------------

          - BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

          The Trustees may change this objective without a shareholder vote and the Portfolio will notify you of any changes that are material. If there is a material change to the Portfolio's objective or policies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF BALANCED PORTFOLIO?

          The portfolio manager applies a "bottom up" approach in choosing investments. In other words, he looks mostly for equity and income-producing securities that meet his investment criteria one at a time. If a portfolio manager is unable to find such investments, much of the Portfolio's assets may be in cash or similar investments.

          Balanced Portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income securities.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN BALANCED PORTFOLIO?

          The biggest risk is that the Portfolio's returns may vary, and you could lose money. If you are considering investing in Balanced Portfolio, remember that it is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of the Portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Portfolio could also decrease if the stock market goes down. If the value of the Portfolio decreases, its NAV will also decrease, which means if you sell your shares in the Portfolio you would get back less money.

          The income component of the Portfolio's holdings includes fixed-income securities. A fundamental risk to the income component is that the value of these securities will fall if interest rates rise. Generally, the value of a fixed-income portfolio will decrease when interest rates rise, which means the Portfolio's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

          An investment in this Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                          Risk return summary  5

          The following information provides an indication of the risks of investing in Balanced Portfolio by showing how Balanced Portfolio's performance has varied over time. The bar chart depicts the change in performance from year-to-year during the period indicated, but does not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Shares of the Portfolio for the period indicated to a broad-based securities market index.

           BALANCED PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Balanced Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                      0.84%   24.79%   16.18%   22.10%   34.28%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  20.32%  Worst Quarter 3rd-1998 (4.97%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Balanced Portfolio - Institutional Shares                 34.28%    19.11%         19.53%
                S&P 500 Index*                                            28.74%    24.08%         23.06%
                Lehman Brothers Gov't/Corp Bond Index**                    9.47%     7.30%          6.90%
                                                                      ----------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
          ** Lehman Brothers Gov't/Corp Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.

          Balanced Portfolio's past performance does not necessarily indicate how it will perform in the future.

 6 Janus Aspen Series

MONEY MARKET PORTFOLIO

          Money Market Portfolio is designed for investors who seek current income.

1. WHAT IS THE INVESTMENT OBJECTIVE OF MONEY MARKET PORTFOLIO?

--------------------------------------------------------------------------------

          - MONEY MARKET PORTFOLIO seeks maximum current income to the extent consistent with stability of capital.

          The Trustees may change this objective without a shareholder vote and the Portfolio will notify you of any changes that are material. If there is a material change in the Portfolio's objective or policies, you should consider whether it remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF MONEY MARKET PORTFOLIO?

          MONEY MARKET PORTFOLIO will invest only in high-quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital. The Portfolio invests primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN MONEY MARKET PORTFOLIO?

          The Portfolio's yields will vary as the short-term securities in the portfolio mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of the Portfolio's yield may be eroded by inflation. Although Money Market Portfolio invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived credit-worthiness or an issuer's ability to meet its obligations.

          An investment in Money Market Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in Money Market Portfolio.

                                                          Risk return summary  7

          The following information provides an indication of the risks of investing in Money Market Portfolio by showing how Money Market Portfolio's performance has varied over time, but does not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return or yield computations. Total return and yield figures include the effect of the Portfolio's expenses. The bar chart depicts the change in performance from year to year.

           MONEY MARKET PORTFOLIO - INSTITUTIONAL SHARES

           A BAR CHART showing Total Annual Returns for Money Market Portfolio - Institutional Shares from 1996 through 1998:

           Annual returns for periods ended 12/31

                                                        5.05%    5.17%    5.36%
                                                        1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998   1.35%  Worst Quarter 3rd-1998  1.22%

          The 7-day yield for the Portfolio's Shares on December 31, 1998 was 4.87%. For the Portfolio's current yield, call the Janus XpressLine(TM) at 1-888-979-7737.

          Money Market Portfolio's past performance does not necessarily indicate how it will perform in the future.

 8 Janus Aspen Series

FEES AND EXPENSES

          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. All Janus funds are no-load investments, so you will not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example on the next page shows, these costs are borne indirectly by all shareholders.

          This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. The information shown is based upon gross expenses (without the effect of expense offset arrangements) for the fiscal year ended December 31, 1998. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

                                                                    Total Annual Fund                          Total Annual Fund
                                                                    Operating Expenses                         Operating Expenses
                                           Management      Other      Without Waivers          Total              With Waivers
                                              Fee         Expenses     or Reductions*  Waivers and Reductions    or Reductions*
    Capital Appreciation Portfolio           0.75%          0.22%          0.97%               0.05%                  0.92%
    Worldwide Growth Portfolio               0.67%          0.07%          0.74%               0.02%                  0.72%
    Balanced Portfolio                       0.72%          0.02%          0.74%                 N/A                  0.74%
    Money Market Portfolio                   0.25%          0.09%          0.34%                 N/A                  0.34%

--------------------------------------------------------------------------------
   * All expenses are stated both with and without contractual waivers and fee reductions by Janus Capital. Fee reductions for Capital
     Appreciation, Worldwide Growth and Balanced Portfolios reduce the Management Fee to the level of the corresponding Janus retail fund.
     Other waivers, if applicable, are first applied against the Management
     Fee and then against Other Expenses. Janus Capital has agreed to continue the waivers and fee reductions until at least the next annual renewal of the advisory agreement.
--------------------------------------------------------------------------------

   EXAMPLE:
   THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS OR REDUCTIONS. This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Capital Appreciation Portfolio                                 $ 99       $309      $  536      $1,190
    Worldwide Growth Portfolio                                     $ 76       $237      $  411      $  918
    Balanced Portfolio                                             $ 76       $237      $  411      $  918
    Money Market Portfolio                                         $ 35       $109      $  191      $  431

                                                          Risk return summary  9

Investment objectives, principal investment
           strategies and risks

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                  Capital Appreciation Portfolio                           Janus Twenty Fund*
                  Worldwide Growth Portfolio                             Janus Worldwide Fund
                  Balanced Portfolio                                      Janus Balanced Fund
                  Money Market Portfolio                              Janus Money Market Fund

          * Prior to May 1, 1999 Capital Appreciation Portfolio was managed in a similar manner to Janus Olympus Fund.

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

GROWTH PORTFOLIOS

          This section takes a closer look at the investment objectives of each of the Growth Portfolios, their principal investment strategies and certain risks of investing in the Growth Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus on pages 15-16 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

          CAPITAL APPRECIATION PORTFOLIO
          Capital Appreciation Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

          WORLDWIDE GROWTH PORTFOLIO
          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

 10 Janus Aspen Series

The following questions and answers are designed to help you better understand the Growth Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

          Each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. In other words, they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. They make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the Portfolios. Income realized on the Portfolios' investments will be incidental to their objectives.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Although the Growth Portfolios offered by this Prospectus do not emphasize companies of any particular size, Portfolios with a larger asset base are more likely to invest in larger, more established issuers.

            Investment objectives, principal investment strategies and risks  11

BALANCED PORTFOLIO

          This section takes a closer look at the investment objective of Balanced Portfolio, its principal investment strategies and certain risks of investing in Balanced Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus on pages 15-16 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

          Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income securities.

The following questions and answers are designed to help you better understand Balanced Portfolio's principal investment strategies.

3. HOW ARE COMMON STOCKS SELECTED FOR BALANCED PORTFOLIO IN COMPARISON TO THE GROWTH PORTFOLIOS?

          Because income is a part of the investment objective of Balanced Portfolio, the portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stocks for this Portfolio.

4. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED PORTFOLIO'S HOLDINGS?

          Balanced Portfolio shifts assets between the growth and income components of its holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Portfolio will place a greater emphasis on the growth component.

5. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED PORTFOLIO'S INVESTMENTS?

          The growth component of Balanced Portfolio's investments is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

6. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED PORTFOLIO'S HOLDINGS?

          The income component of Balanced Portfolio will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the Portfolio if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

 12 Janus Aspen Series

GENERAL PORTFOLIO POLICIES OF THE PORTFOLIOS OTHER THAN MONEY MARKET PORTFOLIO

          Unless otherwise stated, each of the following policies applies to all of the Portfolios other than Money Market Portfolio. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Portfolio's cash position to protect its assets or maintain liquidity. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly.

          When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          OTHER TYPES OF INVESTMENTS
          The Growth Portfolios invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks. Balanced Portfolio also invests in domestic and foreign equity securities with varying degrees of emphasis on income. The Portfolios may also invest to a lesser degree in other types of securities. These securities (which are described in the Glossary) may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk securities (less than 35% of each Portfolio's assets)

          - options, futures, forwards and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          The Portfolios may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United

            Investment objectives, principal investment strategies and risks  13

          States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in special situations. A special situation arises when, in the opinion of a Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment although, to a limited extent, a Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

 14 Janus Aspen Series

RISKS FOR THE GROWTH AND BALANCED PORTFOLIOS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities or companies with relatively small market capitalizations.

The following questions and answers are designed to help you better understand some of the risks of investing in the Growth and Balanced Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW DOES THE NONDIVERSIFIED STATUS OF CAPITAL APPRECIATION PORTFOLIO AFFECT ITS RISK?

          Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of the Portfolio.

3. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

          The Portfolios may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolios' performance may depend on issues other than the performance of a particular company. These issues include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

            Investment objectives, principal investment strategies and risks  15

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK SECURITIES?

          High-yield/high-risk securities (or "junk" bonds) are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality securities generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade debt securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

5. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgement proves incorrect. Risks associated with the use of derivative instruments are described in the SAI.

6. I'VE HEARD A LOT ABOUT HOW THE CHANGE TO THE YEAR 2000 COULD AFFECT COMPUTER SYSTEMS. DOES THIS CREATE ANY SPECIAL RISKS?

          The portfolio managers carefully research each potential investment before making an investment decision and, among other things, consider Year 2000 readiness when selecting portfolio holdings. However, there is no guarantee that the information a portfolio manager receives regarding a company's Year 2000 readiness is completely accurate. If a company has not satisfactorily addressed Year 2000 issues, the Portfolio's performance could suffer.

 16 Janus Aspen Series

MONEY MARKET PORTFOLIO

          This section takes a closer look at the investment objective of Money Market Portfolio, its principal investment strategies and certain risks of investing in the Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Money Market Portfolio is subject to certain specific SEC rule requirements. Among other things, the Portfolio is limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act).

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

          Money Market Portfolio seeks maximum current income to the extent consistent with stability of capital. It pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

          Money Market Portfolio will:

          - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital

          - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act)

          - maintain a dollar-weighted average portfolio maturity of 90 days or less

TYPES OF INVESTMENTS

          Money Market Portfolio invests primarily in:

          - high quality debt obligations

          - obligations of financial institutions

          The Portfolio may also invest (to a lesser degree) in:

          - U.S. Government Securities (securities issued or guaranteed by the U.S. government, its agencies and instrumentalities)

          - municipal securities

          DEBT OBLIGATIONS

          The Portfolio may invest in debt obligations of domestic issuers. Debt obligations include:

          - commercial paper

          - notes and bonds

          - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due)

          - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

            Investment objectives, principal investment strategies and risks  17

          OBLIGATIONS OF FINANCIAL INSTITUTIONS

          Examples of obligations of financial institutions include:

          - negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars

          - Eurodollar and Yankee bank obligations (Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks)

          - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Portfolio may invest

          Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

INVESTMENT TECHNIQUES

          The following is a description of other investment techniques that Money Market Portfolio may use:

          PARTICIPATION INTERESTS
          A participation interest gives Money Market Portfolio a proportionate, undivided interest in underlying debt securities and sometimes carries a demand feature.

          DEMAND FEATURES
          Demand features give Money Market Portfolio the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security, enhance the instrument's credit quality and provide a source of liquidity.

          Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of Money Market Portfolio's investments may be dependent in part on the credit quality of the banks supporting Money Market Portfolio's investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support.

          VARIABLE AND FLOATING RATE SECURITIES
          Money Market Portfolio may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

 18 Janus Aspen Series

          MORTGAGE- AND ASSET-BACKED SECURITIES
          Money Market Portfolio may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association, Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, or other governmental or government-related entity. The Portfolio may purchase other mortgage- and asset-backed securities including securities backed by automobile loans, equipment leases or credit card receivables.

          Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in the Portfolio having to reinvest proceeds at a lower interest rate.

          REPURCHASE AGREEMENTS
          Money Market Portfolio may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which the Portfolio purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

          If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, Money Market Portfolio may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

            Investment objectives, principal investment strategies and risks  19

Management of the portfolios

INVESTMENT ADVISER

          Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

          Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

          Participating insurance companies that purchase the Portfolios' shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

MANAGEMENT EXPENSES AND EXPENSE LIMITS

          Each Portfolio pays Janus Capital a management fee which is calculated daily. The advisory agreement with each Portfolio spells out the management fee and other expenses that the Portfolios must pay. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate). In addition, the Shares of each Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

                                                          Average Daily
                                                           Net Assets         Annual Rate      Expense Limit
     Fee Schedule                                         of Portfolio       Percentage (%)    Percentage (%)
-------------------------------------------------------------------------------------------------------------
     Capital Appreciation,                              First $300 Million        0.75               N/A(1)
     Worldwide Growth and                               Next $200 Million         0.70
     Balanced Portfolios                                Over $500 Million         0.65
-------------------------------------------------------------------------------------------------------------
     Money Market Portfolio                             All Asset Levels          0.25              0.50(2)
-------------------------------------------------------------------------------------------------------------

(1) Janus Capital has agreed to reduce Capital Appreciation, Worldwide Growth and Balanced Portfolio's management fee to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory contracts. The effective rate is the management fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). The effective rates of Janus Olympus Fund, Janus Worldwide Fund and Janus Balanced Fund were 0.67%, 0.65%, and 0.67%, respectively, for the quarter ended March 31, 1999.

(2) Janus Capital has agreed to limit the Portfolio's expenses as indicated until at least the next annual renewal of the advisory contracts.

 20 Janus Aspen Series

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Worldwide Growth Portfolio and co-manager of International Growth
            Portfolio, which she has managed or co-managed since inception.
            Ms. Hayes joined Janus Capital in 1987 and has managed or co-managed Janus Worldwide Fund and Janus Overseas Fund since their inceptions. She holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

SHARON S. PICHLER
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Money Market Portfolio, which she has managed since inception. She also has managed Janus Money Market Fund, Janus Government Money Market
            Fund and Janus Tax-Exempt Money Market Fund since inception. She holds a Bachelor of Arts in Economics from Michigan State
            University and a Master of Business Administration from the University of Texas at San Antonio. Ms. Pichler is a Chartered Financial Analyst.

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Balanced Portfolio, which he has managed since May 1996 and Equity Income Portfolio, which he has managed since inception. He is an assistant portfolio manager of Growth Portfolio. Mr. Rollins joined Janus Capital in 1990 and has managed Janus Balanced Fund since January 1996 and Janus Equity Income Fund since inception.
            He has been an assistant portfolio manager of Janus Fund since January 1995. He gained experience as a fixed-income trader and equity research analyst prior to managing Balanced Portfolio. He holds a Bachelor of Science in Finance from the University of Colorado and is a Chartered Financial Analyst.

SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of Capital Appreciation Portfolio, which he has managed since its inception.
            He is portfolio manager of Janus Twenty Fund, which he has managed since August 1997. He previously managed Janus Olympus
            Fund from its inception to August 1997. Mr. Schoelzel joined
            Janus Capital in January 1994. He holds a Bachelor of Arts in Business from Colorado College.

                                                Management of the portfolios  21

Other information

          CLASSES OF SHARES

          Each Portfolio currently offers two classes of Shares, one of which, the Institutional Shares, are offered pursuant to this prospectus and are sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Retirement Shares of each Portfolio are offered by separate prospectus and are available only to qualified plans using plan service providers that are compensated for providing distribution and/or recordkeeping and other administrative services. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Retirement Shares, please call 1-800-525-0020.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Retirement Shares of the Portfolios (offered through a separate prospectus) are available to certain qualified plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Retirement Shares of the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Shares. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Retirement Shares to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          YEAR 2000

          Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has devoted considerable internal resources and has engaged one of the foremost experts in the field to help achieve Year 2000 readiness. Janus Capital does not anticipate that Year 2000-related issues will have a material impact on its ability to continue to provide the Portfolios with service at current levels; however, Janus Capital cannot make any assurances that the steps it has taken to ensure Year 2000 readiness will be successful. In addition, there can be no assurance that Year 2000 issues will not affect the companies in which the Portfolios invest or worldwide markets and economies.

 22 Janus Aspen Series

                                                         Distributions and taxes

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized on its investments annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

PORTFOLIOS OTHER THAN MONEY MARKET PORTFOLIO

          Each class of each Portfolio, other than Money Market Portfolio, makes semi-annual distributions in June and December of substantially all of its investment income and an annual distribution in June of its net realized gains, if any. All dividends and capital gains distributions from Shares of a Portfolio will automatically be reinvested into additional Shares of that Portfolio.

          HOW DISTRIBUTIONS AFFECT NAV

          Distributions, other than daily income dividends, are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of Growth Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

MONEY MARKET PORTFOLIO

          For the Shares of Money Market Portfolio, dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. All distributions will be automatically reinvested in Shares of the Portfolio.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to withholding of foreign taxes. The Portfolios may from year to year make the election permitted under
          Section 853 of the Internal Revenue Code to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios which will reduce their investment income.

                                                     Distributions and taxes  23

          The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

 24 Janus Aspen Series

                                                             Shareholder's guide

          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT AND CERTAIN CONTRACTS MAY LIMIT ALLOCATIONS AMONG THE PORTFOLIOS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          Investments will be processed at the NAV next determined after an order is received and accepted by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange any day that the NYSE is open. Securities of the Portfolios other than Money Market Portfolio are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.

          To the extent a Portfolio holds securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares, the NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

          Money Market Portfolio's securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of the portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the Share's NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

          Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of a Portfolio. Although there is no present intention to do so, the Portfolios may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

                                                         Shareholder's guide  25

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

 26 Janus Aspen Series

                                                            Financial highlights

          The financial highlights tables are intended to help you understand the Institutional Shares' financial performance for each of the five most recent fiscal years or the life of the Portfolio if less than five years. Items 1 through 9 reflect financial results for a single Share. Total return in the tables represents the rate that an investor would have earned (or lost) on an investment in each of the Institutional Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but does not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

               CAPITAL APPRECIATION PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------
                                                                   Periods ending
                                                                    December 31
                                                                  1998      1997(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                        $12.62      $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                         0.01        0.05
  3. Net gains or losses on securities (both realized and
     unrealized)                                                   7.32        2.61
  4. Total from investment operations                              7.33        2.66
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                      (0.01)      (0.04)
  6. Tax return of capital distributions                             --          --
  7. Distributions (from capital gains)                              --          --
  8. Total distributions                                         (0.01)      (0.04)
  9. NET ASSET VALUE, END OF PERIOD                              $19.94      $12.62
 10. Total return*                                               58.11%      26.60%
 11. Net assets, end of period (in thousands)                   $74,187      $6,833
 12. Average net assets for the period (in thousands)           $25,964      $2,632
 13. Ratio of gross expenses to average net assets**              0.92%(3)    1.26%(2)
 14. Ratio of net expenses to average net assets**                0.91%       1.25%
 15. Ratio of net investment income to average net assets**       0.27%       1.43%
 16. Portfolio turnover rate**                                      91%        101%
------------------------------------------------------------------------------------

 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
(1) May 1, 1997 (inception) through December 31, 1997.
(2) The ratio was 2.19% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Olympus Fund.
(3) The ratio was 0.97% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Olympus Fund.

                                                        Financial highlights  27

                                     WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
----------------------------------------------------------------------------------------------------------------------------
                                                                                 Periods ending December 31
                                                                   1998          1997         1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $23.39        $19.44      $15.31      $12.07     $11.89
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.16          0.16        0.16        0.11       0.04
  3. Net gains or losses on securities (both realized and
     unrealized)                                                      6.59          4.14        4.27        3.19       0.14
  4. Total from investment operations                                 6.75          4.30        4.43        3.30       0.18
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.18)        (0.17)      (0.17)      (0.06)         --
  6. Dividends (in excess of net investment income)                     --        (0.02)          --          --         --
  7. Tax return of capital distributions                                --            --          --          --         --
  8. Distributions (from capital gains)                                 --        (0.16)      (0.13)          --         --
  9. Distributions (in excess of realized gains)                    (0.87)            --          --          --         --
 10. Total distributions                                            (1.05)        (0.35)      (0.30)      (0.06)         --
 11. NET ASSET VALUE, END OF PERIOD                                 $29.09        $23.39      $19.44      $15.31     $12.07
 12. Total return                                                   28.92%        22.15%      29.04%      27.37%      1.53%
 13. Net assets, end of period (in thousands)                   $2,890,375    $1,576,548    $582,603    $108,563    $37,728
 14. Average net assets for the period (in thousands)           $2,217,695    $1,148,951    $304,111     $59,440    $22,896
 15. Ratio of gross expenses to average net assets                   0.72%(6)      0.74%(5)    0.80%(4)    0.90%(3)     N/A
 16. Ratio of net expenses to average net assets                     0.72%         0.74%       0.80%       0.87%      1.18%(1)(2)
 17. Ratio of net investment income to average net assets            0.64%         0.67%       0.83%       0.95%      0.50%
 18. Portfolio turnover rate                                           77%           80%         62%        113%       217%
----------------------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.49% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(3) The ratio was 1.09% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(4) The ratio was 0.91% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(5) The ratio was 0.81% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(6) The ratio was 0.74% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.

 28 Janus Aspen Series

                                       BALANCED PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                               Periods ending December 31
                                                                  1998        1997        1996        1995        1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $17.47      $14.77     $13.03      $10.63      $10.64
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.39        0.34       0.32        0.17        0.15
  3. Net gains (or losses) on securities (both realized and
     unrealized)                                                    5.51        2.89       1.81        2.45      (0.06)
  4. Total from investment operations                               5.90        3.23       2.13        2.62        0.09
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.38)      (0.35)     (0.30)      (0.22)      (0.10)
  6. Tax return of capital distributions                              --          --         --          --          --
  7. Distributions (from capital gains)                           (0.45)      (0.18)     (0.09)          --          --
  8. Distributions (in excess of realized gains)                  (0.04)          --         --          --          --
  9. Total distributions                                          (0.87)      (0.53)     (0.39)      (0.22)      (0.10)
 10. NET ASSET VALUE, END OF PERIOD                               $22.50      $17.47     $14.77      $13.03      $10.63
 11. Total return                                                 34.28%      22.10%     16.18%      24.79%       0.84%
 12. Net assets, end of period (in thousands)                   $882,495    $362,409    $85,480     $14,021      $3,153
 13. Average net assets for the period (in thousands)           $555,002    $176,432    $43,414      $5,739      $2,336
 14. Ratio of gross expenses to average net assets                 0.74%(6)    0.83%(5)   0.94%(4)    1.37%(3)      N/A
 15. Ratio of net expenses to average net assets                   0.74%       0.82%      0.92%       1.30%       1.57%(1)(2)
 16. Ratio of net investment income to average net assets          2.41%       2.87%      2.92%       2.41%       1.90%
 17. Portfolio turnover rate                                         70%        139%       103%        149%        158%
------------------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.74% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(3) The ratio was 1.55% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(4) The ratio was 1.07% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(5) The ratio was 0.83% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(6) The ratio was 0.74% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.

                                                        Financial highlights  29

                               MONEY MARKET PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------
                                                                         Periods ending December 31
                                                                  1998        1997        1996      1995(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $1.00       $1.00       $1.00       $1.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                         0.05        0.05        0.05        0.04
  3. Net gains or losses on securities (both realized and
     unrealized)                                                     --          --          --          --
  4. Total from investment operations                              0.05        0.05        0.05        0.04
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                      (0.05)      (0.05)      (0.05)      (0.04)
  6. Tax return of capital distributions                             --          --          --          --
  7. Distributions (from capital gains)                              --          --          --          --
  8. Total distributions                                         (0.05)      (0.05)      (0.05)      (0.04)
  9. NET ASSET VALUE, END OF PERIOD                               $1.00       $1.00       $1.00       $1.00
 10. Total return*                                                5.36%       5.17%       5.05%       3.63%
 11. Net assets, end of period (in thousands)                   $38,690     $15,374      $6,016      $1,735
 12. Average net assets for the period (in thousands)           $31,665      $8,926      $3,715      $1,543
 13. Ratio of gross expenses to average net assets**              0.34%       0.50%       0.50%       0.50%
 14. Ratio of net expenses to average net assets**                0.34%       0.50%(4)    0.50%(3)    0.50%(2)
 15. Ratio of net investment income to average net assets**       5.21%       5.17%       4.93%       5.30%
------------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one year.
**  Annualized for periods of less than one full year.
(1) May 1, 1995 (inception) to December 31, 1995.
(2) The ratio was 1.07% before waiver of certain fees incurred by the Portfolio.
(3) The ratio was 0.78% before waiver of certain fees incurred by the Portfolio.
(4) The ratio was 0.55% before waiver of certain fees incurred by the Portfolio.

 30 Janus Aspen Series

                                                    Glossary of investment terms

          This glossary provides a more detailed description of some of the types of securities and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK SECURITIES are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive

                                                Glossary of investment terms  31
          income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

 32 Janus Aspen Series

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset

                                                Glossary of investment terms  33
          mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

 34 Janus Aspen Series

[JANUS LOGO]

        1-800-29JANUS
        100 Fillmore Street
        Denver, Colorado 80206-4928
        janus.com

You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting your plan sponsor or visiting our Web site at janus.com. In the Portfolios' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year. Other information is also available from financial intermediaries that sell Shares of the Portfolios.
The Statement of Additional Information provides detailed information about the Portfolios and is incorporated into this Prospectus by reference. You may review the Portfolios' Statement of Additional Information at the Public Reference Room of the SEC or get text only copies for a fee, by writing to or calling the Public Reference Room, Washington, D.C. 20549-6009 (1-800-SEC-0330). You may obtain the Statement of Additional Information for free from the SEC's Web site at http://www.sec.gov.

                    Investment Company Act File No. 811-7736

                                                 [JANUS LOGO]

                   Janus Aspen Series

                                   PROSPECTUS
                                   MAY 1, 1999
                                   Growth Portfolio
                                   Aggressive Growth Portfolio
                                   Capital Appreciation Portfolio
                                   International Growth Portfolio
                                   Worldwide Growth Portfolio
                                   Balanced Portfolio
                                   Equity Income Portfolio
                                   Growth and Income Portfolio
                                   Flexible Income Portfolio
                                   High-Yield Portfolio
                                   Money Market Portfolio

                            THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [JANUS LOGO]

                This prospectus describes eleven mutual funds (the "Portfolios") with a variety of investment objectives, including growth of capital, current income and a combination of growth and income. Each Portfolio of Janus Aspen Series currently offers two classes of shares. The Institutional Shares, (the "Shares"), are sold under the name of "Janus Aspen Series" and are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts, as well as certain qualified retirement plans.

                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

                                                               Table of contents

         RISK/RETURN SUMMARY
            Growth Portfolios.......................................    2
            Combination Portfolios..................................    7
            Fixed-Income Portfolios.................................   11
            Money Market Portfolio..................................   14
            Fees and expenses.......................................   16
         INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
         RISKS
            Growth Portfolios.......................................   18
            Combination Portfolios..................................   21
            Fixed-Income Portfolios.................................   24
            General portfolio policies for Portfolios other than
              Money Market Portfolio................................   26
            Risks for Growth, Global Growth and Combination
              Portfolios............................................   29
            Risks for Fixed-Income Portfolios.......................   30
            Risks Common to All Non-Money Market Portfolios.........   31
            Money Market Portfolio..................................   33
            Investment techniques...................................   35
         MANAGEMENT OF THE PORTFOLIOS
            Investment adviser......................................   37
            Management expenses and expense limits..................   37
            Investment personnel....................................   39
         OTHER INFORMATION..........................................   44
         DISTRIBUTIONS AND TAXES
            Distributions...........................................   46
            Taxes...................................................   46
         SHAREHOLDER'S GUIDE
            Pricing of portfolio shares.............................   48
            Purchases...............................................   49
            Redemptions.............................................   49
            Shareholder communications..............................   49
         FINANCIAL HIGHLIGHTS.......................................   50
         GLOSSARY
            Glossary of investment terms............................   61
         RATING CATEGORIES
            Explanation of rating categories........................   66


                                                            Table of contents  1

Risk return summary

GROWTH PORTFOLIOS

       The Growth Portfolios are designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE GROWTH PORTFOLIOS?

--------------------------------------------------------------------------------

       DOMESTIC GROWTH PORTFOLIOS

       - GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

       - AGGRESSIVE GROWTH PORTFOLIO AND CAPITAL APPRECIATION PORTFOLIO seek long-term growth of capital.

       GLOBAL GROWTH PORTFOLIOS

       - INTERNATIONAL GROWTH PORTFOLIO seeks long-term growth of capital.

       - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

       The Portfolios' Trustees may change these objectives without a shareholder vote and the Portfolios will notify you of any changes that are material. If there is a material change to a Portfolio's objective or policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE GROWTH PORTFOLIOS?

       The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look for companies with earnings growth potential one at a time. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of a Portfolio's assets may be in cash or similar investments.

       GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

       AGGRESSIVE GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.

 2 Janus Aspen Series

       CAPITAL APPRECIATION PORTFOLIO invests primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

       INTERNATIONAL GROWTH PORTFOLIO normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries, or even a single country.

       WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE GROWTH PORTFOLIOS?

       The biggest risk is that the Portfolios' returns may vary, and you could lose money. If you are considering investing in any of the Growth Portfolios, remember that they are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

       The value of a Portfolio may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio could also decrease if the stock market goes down. If the value of a Portfolio decreases, its net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you would get back less money.

       INTERNATIONAL GROWTH PORTFOLIO AND WORLDWIDE GROWTH PORTFOLIO may have significant exposure to foreign markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

       AGGRESSIVE GROWTH PORTFOLIO AND CAPITAL APPRECIATION PORTFOLIO are nondiversified. In other words, they may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on a Portfolio's NAV and total return.

       An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                          Risk return summary  3

       The following information provides some indication of the risks of investing in the Growth Portfolios by showing how each of the Growth Portfolios' performance has varied over time. The bar charts depict the change in performance from year-to-year during the period indicated, but do not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolios do not impose any sales or other charges that would affect total return computations. Total return figures include the effect of each Portfolio's expenses. The tables compare the average annual returns for the Shares of each Portfolio for the periods indicated to a broad-based securities market index.

        GROWTH PORTFOLIO - INSTITUTIONAL SHARES

        A BAR CHART showing Total Annual Returns for Growth Portfolio - Institutional Shares from 1994 through 1998:

           Annual returns for periods ended 12/31

                                      2.76%   30.17%   18.45%   22.75%   35.66%
                                       1994    1995     1996     1997     1998

          Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

          Best Quarter 4th-1998  27.71%  Worst Quarter 3rd-1998 (10.92%)

                          Average annual total return for periods ended 12/31/98
                         -------------------------------------------------------

                                                                   Since Inception
                                                1 year   5 years      (9/13/93)
         Growth Portfolio - Institutional
           Shares                               35.66%   21.41%        20.91%
         S&P 500 Index*                         28.74%   24.08%        23.06%
                                            --------------------------------------

        * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

 4 Janus Aspen Series

        AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

        A BAR CHART showing Total Annual Returns for Aggressive Growth Portfolio - Institutional Shares from 1994 through 1998:


           Annual returns for periods ended 12/31

                                      16.33%  27.48%    7.95%   12.66%   34.26%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  34.65%  Worst Quarter 3rd-1998 (14.98%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                   Since Inception
                                                1 year   5 years      (9/13/93)
         Aggressive Growth Portfolio -
           Institutional Shares                 34.26%   19.35%        21.96%
         S&P 400 Mid Cap Index*                 18.25%   18.67%        18.06%
                                            --------------------------------------

        * The S&P 400 Mid Cap Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

        CAPITAL APPRECIATION PORTFOLIO - INSTITUTIONAL SHARES

        A BAR CHART showing Total Annual Returns for Capital Appreciation Portfolio - Institutional Shares for 1998:

           Annual returns for periods ended 12/31

                                                                         58.11%
                                                                          1998

           The percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  33.98%  Worst Quarter 3rd-1998 (9.98%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                  Since Inception
                                                         1 year      (5/1/97)
         Capital Appreciation Portfolio -
           Institutional Shares                          58.11%       51.65%
         S&P 500 Index*                                  28.74%       31.38%
                                                     ----------------------------

        * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

                                                          Risk return summary  5

        INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES

        A BAR CHART showing Total Annual Returns for International Growth Portfolio - Institutional Shares from 1995 through 1998:

           Annual returns for periods ended 12/31

                                              23.15%   34.71%   18.51%   17.23%
                                               1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  16.63%  Worst Quarter 3rd-1998 (17.76%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                   Since Inception
                                                          1 year      (5/2/94)
         International Growth
           Portfolio - Institutional Shares               17.23%       18.87%
         Morgan Stanley Capital International EAFE
           Index*                                         20.00%        8.11%
                                                      ----------------------------

        * The Morgan Stanley Capital International EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of 20 Developed Market countries in Europe, Australasia and the Far East.

        WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

        A BAR CHART showing Total Annual Returns for Worldwide Growth Portfolio - Institutional Shares from 1994 through 1998:


           Annual returns for periods ended 12/31

                                      1.53%   27.37%   29.04%   22.15%   28.92%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  20.87%  Worst Quarter 3rd-1998 (16.03%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                    Since Inception
                                                 1 year   5 years      (9/13/93)
         Worldwide Growth Portfolio -
           Institutional Shares                  28.92%   21.32%        24.06%
         Morgan Stanley International
           Worldwide Index*                      24.34%   15.68%        14.39%
                                             --------------------------------------

        * The Morgan Stanley International Worldwide Index is a market capitalization weighted index composed of countries representative of the market structure of 47 Developed and Emerging Markets.

       The Growth Portfolios' past performance does not necessarily indicate how they will perform in the future.

 6 Janus Aspen Series

COMBINATION PORTFOLIOS

       The Combination Portfolios are designed for investors who primarily seek growth of capital with varying degrees of emphasis on income. They are not designed for investors who desire a consistent level of income.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE COMBINATION PORTFOLIOS?

--------------------------------------------------------------------------------

       - BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

       - EQUITY INCOME PORTFOLIO seeks current income and long-term growth of capital.

       - GROWTH AND INCOME PORTFOLIO seeks long-term capital growth and current income.

       The Trustees may change these objectives without a shareholder vote and the Portfolios will notify you of any changes that are material. If there is a material change to a Portfolio's objective or policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE COMBINATION PORTFOLIOS?

       The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look mostly for equity and income-producing securities that meet their investment criteria one at a time. If a portfolio manager is unable to find such investments, much of a Portfolio's assets may be in cash or similar investments.

       BALANCED PORTFOLIO normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income securities.

       EQUITY INCOME PORTFOLIO normally emphasizes investments in common stocks, and growth potential is a significant investment consideration. Normally, it invests at least 65% of its assets in income-producing equity securities.

       GROWTH AND INCOME PORTFOLIO normally emphasizes investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part of this income component if they currently pay dividends or

                                                          Risk return summary  7
       the portfolio manager believes they have potential for increasing or commencing dividend payments.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE COMBINATION PORTFOLIOS?

       The biggest risk is that the Portfolios' returns may vary, and you could lose money. If you are considering investing in any of the Combination Portfolios, remember that they are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

       The value of a Portfolio may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio could also decrease if the stock market goes down. If the value of a Portfolio decreases, its NAV will also decrease, which means if you sell your shares in a Portfolio you would get back less money.

       The income component of the Portfolios' holdings includes fixed-income securities. A fundamental risk to the income component is that the value of these securities will fall if interest rates rise. Generally, the value of a fixed-income portfolio will decrease when interest rates rise, which means the Portfolio's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

       An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 8 Janus Aspen Series

       The following information provides some indication of the risks of investing in the Combination Portfolios by showing how each Combination Portfolio's performance has varied over time. The bar chart depicts the change in performance from year-to-year during the period indicated, but do not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolios do not impose any sales or other charges that would affect total return computations. Total return figures include the effect of each Portfolio's expenses. The tables compare the average annual returns for the Shares of each Portfolio for the period indicated to a broad-based securities market index.

        BALANCED PORTFOLIO - INSTITUTIONAL SHARES

        A BAR CHART showing Total Annual Returns for Balanced Portfolio - Institutional Shares from 1994 through 1998:


           Annual returns for periods ended 12/31

                                      0.84%   24.79%   16.18%   22.10%   34.28%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 4th-1998  20.32%  Worst Quarter 3rd-1998 (4.97%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                   Since Inception
                                                1 year   5 years      (9/13/93)
         Balanced Portfolio - Institutional
           Shares                               34.28%   19.11%        19.53%
         S&P 500 Index*                         28.74%   24.08%        23.06%
         Lehman Brothers Gov't/Corp Bond
           Index**                               9.47%    7.30%         6.90%
                                            --------------------------------------

        * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
       ** Lehman Brothers Gov't/Corp Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.

                                                          Risk return summary  9

        EQUITY INCOME PORTFOLIO - INSTITUTIONAL SHARES

        A BAR CHART showing Total Annual Returns for Equity Income Portfolio - Institutional Shares for 1998:


           Annual returns for periods ended 12/31

                                                                         46.24%
                                                                          1998

          The percentage is represented by a bar of proportionate size with the actual return printed above the bar.

          Best Quarter 4th-1998  28.51%  Worst Quarter 3rd-1998 (7.18%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                  Since Inception
                                                         1 year      (5/1/97)
         Equity Income Portfolio - Institutional
           Shares                                        46.24%       50.20%
         S&P 500 Index*                                  28.74%       31.38%
                                                     ----------------------------

       * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

        GROWTH AND INCOME PORTFOLIO - INSTITUTIONAL SHARES

       Growth and Income Portfolio does not have a full calendar year return because the Portfolio commenced operations on May 1, 1998.

       The Combination Portfolios' past performance does not necessarily indicate how they will perform in the future.

 10 Janus Aspen Series

FIXED-INCOME PORTFOLIOS

       The Fixed-Income Portfolios are designed for long-term investors who primarily seek current income.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE FIXED-INCOME PORTFOLIOS?

--------------------------------------------------------------------------------

       - FLEXIBLE INCOME PORTFOLIO seeks to obtain maximum total return, consistent with preservation of capital.

       - HIGH-YIELD PORTFOLIO seeks to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective.

       The Trustees may change these objectives without a shareholder vote and the Portfolios will notify you of any changes that are material. If there is a material change to a Portfolio's objective or policies, you should consider whether it remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FIXED-INCOME PORTFOLIOS?

       In addition to considering economic factors such as the effect of interest rates on a Portfolio's investments, the portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look mostly for income-producing securities that meet their investment criteria one at a time. If a portfolio manager is unable to find such investments, a Portfolio's assets may be in cash or similar investments.

       FLEXIBLE INCOME PORTFOLIO invests primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its assets in income-producing securities. The Portfolio may own an unlimited amount of high-yield/high-risk fixed-income securities, and these securities may be a big part of the portfolio.

       HIGH-YIELD PORTFOLIO normally invests at least 65% of its assets in high-yield/ high-risk fixed-income securities, and may at times invest all of its assets in these securities.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE FIXED-INCOME PORTFOLIOS?

       Although the Fixed-Income Portfolios may be less volatile than funds that invest most of their assets in common stocks, the Portfolios' returns and yields will vary, and you could lose money.

                                                         Risk return summary  11

       The Portfolios invest in a variety of fixed-income securities. A fundamental risk is that the value of these securities will fall if interest rates rise. Generally, the value of a fixed-income portfolio will decrease when interest rates rise, which means the Portfolio's NAV will likewise decrease. Another fundamental risk associated with fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

       FLEXIBLE INCOME PORTFOLIO AND HIGH-YIELD PORTFOLIO may invest an unlimited amount of their assets in high-yield/high-risk securities, also known as "junk" bonds which may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These securities generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and NAV of the Fixed-Income Portfolios may vary significantly, depending upon their holdings of junk bonds.

       An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 12 Janus Aspen Series

       The following information provides some indication of the risks of investing in the Fixed-Income Portfolios by showing how each Fixed-Income Portfolio's performance has varied over time. The bar charts depict the change in performance from year-to-year during the period indicated, but do not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolios do not impose any sales or other charges that would affect total return computations. Total return figures include the effect of each Portfolio's expenses. The tables compare the average annual returns for the Shares of each Portfolio for the periods indicated to a broad-based securities market index.

        FLEXIBLE INCOME PORTFOLIO - INSTITUTIONAL SHARES

        A BAR CHART showing Total Annual Returns for Flexible Income Portfolio - Institutional Shares from 1994 through 1998:


           Annual returns for periods ended 12/31

                                     (0.91%)  23.86%   9.19%    11.76%   9.11%
                                       1994    1995     1996     1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 2nd-1995  27.71%  Worst Quarter 1st-1996 (1.08%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                    Since Inception
                                                 1 year   5 years      (9/13/93)
         Flexible Income Portfolio -
           Institutional Shares                  9.11%    10.32%         9.87%
         Lehman Brothers Gov't/Corp Bond
           Index*                                9.47%     7.30%         6.90%
                                             --------------------------------------

        * Lehman Brothers Gov't/Corp Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.

                                                         Risk return summary  13

        HIGH-YIELD PORTFOLIO - INSTITUTIONAL SHARES

        A BAR CHART showing Total Annual Returns for High-Yield Portfolio - Institutional Shares from 1994 through 1998:


           Annual returns for periods ended 12/31

                                                                15.98%    1.26%
                                                                 1997     1998

           Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 1st-1998  5.52%  Worst Quarter 3rd-1998 (6.07%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                   Since Inception
                                                          1 year      (5/1/96)
         High-Yield Portfolio - Institutional Shares      1.26%        10.97%
         Lehman Brothers High-Yield Bond Index*           1.60%         7.15%
                                                      ---------------------------

        * Lehman Brothers High-Yield Bond Index is composed of fixed-rate, publicly issued, noninvestment grade debt.

       The Fixed-Income Portfolios' past performance does not necessarily indicate how they will perform in the future.

MONEY MARKET PORTFOLIO

       Money Market Portfolio is designed for investors who seek current income.

1. WHAT IS THE INVESTMENT OBJECTIVE OF MONEY MARKET PORTFOLIO?

--------------------------------------------------------------------------------

       - MONEY MARKET PORTFOLIO seeks maximum current income to the extent consistent with stability of capital.

       The Trustees may change this objective without a shareholder vote and the Portfolio will notify you of any changes that are material. If there is a material change in the Portfolio's objective or policies, you should consider whether it remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF MONEY MARKET PORTFOLIO?

       MONEY MARKET PORTFOLIO will invest only in high-quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital. The Portfolio invests primarily in high quality debt obligations and

 14 Janus Aspen Series
       obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN MONEY MARKET PORTFOLIO?

       The Portfolio's yields will vary as the short-term securities in the portfolio mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of the Portfolio's yield may be eroded by inflation. Although Money Market Portfolio invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived credit-worthiness or an issuer's ability to meet its obligations.

       An investment in Money Market Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in Money Market Portfolio.

                                                         Risk return summary  15

       The following information provides some indication of the risks of investing in the Money Market Portfolio by showing how Money Market Portfolio's performance has varied over time. The bar chart depicts the change in performance from year to year, but does not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses.

        MONEY MARKET PORTFOLIO - INSTITUTIONAL SHARES

        A BAR CHART showing Total Annual Returns for Money Market Portfolio - Institutional Shares from 1996 through 1998:

           Annual returns for periods ended 12/31

                                                        5.05%    5.17%    5.36%
                                                        1996     1997     1998

          Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

           Best Quarter 3rd-1998  1.35%  Worst Quarter 2nd-1996 1.22%

       The 7-day yield for the Portfolio's Shares on December 31, 1998 was 4.87%. For the Portfolio's current yield, call the Janus XpressLine(TM) at 1-888-979-7737.

       Money Market Portfolio's past performance does not necessarily indicate how it will perform in the future.

FEES AND EXPENSES

       SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. All Janus funds are no-load investments, so you will not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

       ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example on the next page shows, these costs are borne indirectly by all shareholders.

 16 Janus Aspen Series

       This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. The information shown is based upon gross expenses (without the effect of expense offset arrangements) for the fiscal year ended December 31, 1998. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

                                                                      Total Annual                        Total Annual
                                                                    Fund Operating                       Fund Operating
                                                                    Expenses Without        Total        Expenses With
                                           Management      Other      Waivers or           Waivers         Waivers or
                                              Fee         Expenses     Reductions*      and Reductions     Reductions*
    Growth Portfolio                         0.72%          0.03%          0.75%          0.07%              0.68%
    Aggressive Growth Portfolio              0.72%          0.03%          0.75%            N/A              0.75%
    Capital Appreciation Portfolio           0.75%          0.22%          0.97%          0.05%              0.92%
    International Growth Portfolio           0.75%          0.20%          0.95%          0.09%              0.86%
    Worldwide Growth Portfolio               0.67%          0.07%          0.74%          0.02%              0.72%
    Balanced Portfolio                       0.72%          0.02%          0.74%            N/A              0.74%
    Equity Income Portfolio                  0.75%          1.11%          1.86%          0.61%              1.25%
    Growth and Income Portfolio              0.75%          2.31%          3.06%          1.81%              1.25%
    Flexible Income Portfolio                0.65%          0.08%          0.73%            N/A              0.73%
    High-Yield Portfolio                     0.75%          1.36%          2.11%          1.11%              1.00%
    Money Market Portfolio                   0.25%          0.09%          0.34%            N/A              0.34%

--------------------------------------------------------------------------------
  * All expenses are stated both with and without contractual waivers and fee reductions by Janus Capital. Fee reductions for the Growth, Aggressive Growth, Capital Appreciation, International Growth, Worldwide Growth, Balanced, Equity Income and Growth and Income Portfolios reduce the Management Fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the Management Fee and then against Other Expenses. Janus Capital has agreed to continue the waivers and fee reductions until at least the next annual renewal of the advisory agreement.
--------------------------------------------------------------------------------

  EXAMPLE:
  THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS OR REDUCTIONS. This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                            1 Year     3 Years    5 Years    10 Years
                                                            -----------------------------------------
   Growth Portfolio                                          $ 77       $240      $  417      $  930
   Aggressive Growth Portfolio                               $ 77       $240      $  417      $  930
   Capital Appreciation Portfolio                            $ 99       $309      $  536      $1,190
   International Growth Portfolio                            $ 97       $303      $  526      $1,166
   Worldwide Growth Portfolio                                $ 76       $237      $  411      $  918
   Balanced Portfolio                                        $ 76       $237      $  411      $  918
   Equity Income Portfolio                                   $189       $585      $1,006      $2,180
   Growth and Income Portfolio                               $309       $945      $1,606      $3,374
   Flexible Income Portfolio                                 $ 75       $233      $  406      $  906
   High-Yield Portfolio                                      $214       $661      $1,134      $2,441
   Money Market Portfolio                                    $ 35       $109      $  191      $  431

                                                         Risk return summary  17

Investment objectives, principal
           investment
           strategies and risks

       Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

        Growth Portfolio                                           Janus Fund
        Aggressive Growth Portfolio                     Janus Enterprise Fund
        Capital Appreciation Portfolio                     Janus Twenty Fund*
        International Growth Portfolio                    Janus Overseas Fund
        Worldwide Growth Portfolio                       Janus Worldwide Fund
        Balanced Portfolio                                Janus Balanced Fund
        Equity Income Portfolio                      Janus Equity Income Fund
        Growth and Income Portfolio              Janus Growth and Income Fund
        Flexible Income Portfolio                  Janus Flexible Income Fund
        High-Yield Portfolio                            Janus High-Yield Fund
        Money Market Portfolio                        Janus Money Market Fund

       * Prior to May 1, 1999 Capital Appreciation Portfolio was managed in a similar manner to Janus Olympus Fund.

       Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

GROWTH PORTFOLIOS

       This section takes a closer look at the investment objectives of each of the Growth Portfolios, their principal investment strategies and certain risks of investing in the Growth Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

       Please carefully review the "Risks" section of this Prospectus on pages 24-27 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

 18 Janus Aspen Series

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

DOMESTIC GROWTH PORTFOLIOS

       GROWTH PORTFOLIO
       Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

       AGGRESSIVE GROWTH PORTFOLIO
       Aggressive Growth Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 1998, they ranged from approximately $142 million to $73 billion.

       CAPITAL APPRECIATION PORTFOLIO
       Capital Appreciation Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

GLOBAL GROWTH PORTFOLIOS

       INTERNATIONAL GROWTH PORTFOLIO
       International Growth Portfolio seeks long-term growth of capital. Normally, the Portfolio pursues its objective by investing at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

       WORLDWIDE GROWTH PORTFOLIO
       Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing

            Investment objectives, principal investment strategies and risks 19 primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

The following questions and answers are designed to help you better understand the Growth Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

       Each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. In other words, they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. They make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the Portfolios. Income realized on the Portfolios' investments will be incidental to their objectives.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

       Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

       Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Aggressive Growth Portfolio. Although the other Growth Portfolios offered by this Prospectus do not emphasize companies of any particular size, Portfolios with a larger asset base are more likely to invest in larger, more established issuers.

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

COMBINATION PORTFOLIOS

       This section takes a closer look at the investment objectives of each of the Combination Portfolios, their principal investment strategies and certain risks of investing in the Combination Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

       Please carefully review the "Risks" section of this Prospectus on pages 24-27 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

       BALANCED PORTFOLIO
       Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income securities.

       EQUITY INCOME PORTFOLIO
       Equity Income Portfolio seeks current income and long-term growth of capital. It pursues its objective by normally emphasizing investments in common stock, and growth potential is a significant investment consideration. The Portfolio tries to provide a lower level of volatility than the S&P 500 Index. Normally, it invests at least 65% of its assets in income-producing equity securities including common and preferred stocks, warrants and securities that are convertible to common or preferred stocks.

       GROWTH AND INCOME PORTFOLIO
       Growth and Income Portfolio seeks long-term capital growth and current income. It normally emphasizes investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Because of this investment strategy, the Portfolio is not designed for investors who need consistent income.

            Investment objectives, principal investment strategies and risks  21

The following questions and answers are designed to help you better understand the Combination Portfolios' principal investment strategies.

1. HOW DO THE COMBINATION PORTFOLIOS DIFFER FROM EACH OTHER?

       Growth and Income Portfolio places a greater emphasis on aggressive growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than the other Combination Portfolios. Although Equity Income Portfolio invests substantially all of its assets in common stocks, it emphasizes investments in dividend-paying common stocks and other equity securities characterized by relatively greater price stability, and thus may be expected to be less volatile than Growth and Income Portfolio, as discussed in more detail below. Balanced Portfolio places a greater emphasis on the income component of its portfolio and invests to a greater degree in securities selected primarily for their income potential. As a result it is expected to be the least volatile of the Combination Portfolios.

2. HOW DOES EQUITY INCOME PORTFOLIO TRY TO LIMIT PORTFOLIO VOLATILITY?

       Equity Income Portfolio seeks to provide a lower level of volatility than the stock market at large, as measured by the S&P 500. The lower volatility sought by this Portfolio is expected to result primarily from investments in dividend-paying common stocks and other equity securities characterized by relatively greater price stability. The greater price stability sought by Equity Income Portfolio may be characteristic of companies that generate above average free cash flows. A company may use free cash flows for a number of purposes including commencing or increasing dividend payments, repurchasing its own stock or retiring outstanding debt. The portfolio manager also considers growth potential in selecting this Portfolio's securities and may hold securities selected solely for their growth potential.

3. HOW ARE COMMON STOCKS SELECTED FOR THE COMBINATION PORTFOLIOS IN COMPARISON TO THE GROWTH PORTFOLIOS?

       Because income is a part of the investment objective of the Combination Portfolios, a portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stocks for these Portfolios.

4. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED PORTFOLIO'S AND GROWTH AND INCOME PORTFOLIO'S HOLDINGS?

       Balanced Portfolio and Growth and Income Portfolio shift assets between the growth and income components of their holdings based on the portfolio managers' analysis of relevant market, financial and economic conditions. If a portfolio manager believes that growth securities will provide better returns than

 22 Janus Aspen Series
       the yields then available or expected on income-producing securities, that Portfolio will place a greater emphasis on the growth component.

5. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF THE COMBINATION PORTFOLIOS' INVESTMENTS?

       The growth component of the Combination Portfolios' investments is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

6. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED PORTFOLIO'S AND GROWTH AND INCOME PORTFOLIO'S HOLDINGS?

       The income component of Balanced Portfolio and Growth and Income Portfolio will consist of securities that the portfolio managers believe have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of a Portfolio if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

            Investment objectives, principal investment strategies and risks  23

FIXED-INCOME PORTFOLIOS

       This section takes a closer look at the investment objectives of each of the Fixed-Income Portfolios, their principal investment strategies and certain risks of investing in the Fixed-Income Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

       Please carefully review the "Risks" section of this Prospectus on pages 24-27 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

       In addition to considering economic factors such as the effect of interest rates on a Portfolio's investments, the portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look mostly for income-producing securities that meet their investment criteria one at a time. If a portfolio manager is unable to find such investments, much of a Portfolio's assets may be in cash or similar investments.

       FLEXIBLE INCOME PORTFOLIO
       Flexible Income Portfolio seeks to obtain maximum total return, consistent with preservation of capital. It pursues its objective by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its assets in income-producing securities. The Portfolio may own an unlimited amount of high-yield/high-risk securities, and these may be a big part of the portfolio. This Portfolio generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

       HIGH-YIELD PORTFOLIO
       High-Yield Portfolio seeks to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective. It pursues its objectives by normally investing 65% of its assets in high-yield/high-risk fixed-income securities, and may at times invest all of its assets in these securities.

The following questions and answers are designed to help you better understand the Fixed-Income Portfolios' principal investment strategies.

1. HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

       Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are

 24 Janus Aspen Series
       generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern. A bond fund's average-weighted effective maturity and its duration are measures of how the fund may react to interest rate changes.

2. HOW DO THE FIXED-INCOME PORTFOLIOS MANAGE INTEREST RATE RISK?

       Each Fixed-Income Portfolio may vary the average-weighted effective maturity of its assets to reflect its portfolio manager's analysis of interest rate trends and other factors. A Portfolio's average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when its portfolio manager expects interest rates to fall. The Portfolios may also use futures, options and other derivatives to manage interest rate risks.

3. WHAT IS MEANT BY A PORTFOLIO'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

       The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Dollar-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Portfolio with each effective maturity "weighted" according to the percentage of net assets that it represents.

4. WHAT IS MEANT BY A PORTFOLIO'S "DURATION"?

       A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Portfolio's duration is usually shorter than its average maturity.

5. WHAT IS A HIGH-YIELD/HIGH-RISK SECURITY?

       A high-yield/high-risk security (also called a "junk" bond) is a debt security rated below investment grade by major rating agencies (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

            Investment objectives, principal investment strategies and risks  25

GENERAL PORTFOLIO POLICIES OF THE PORTFOLIOS OTHER THAN MONEY MARKET PORTFOLIO

       Unless otherwise stated, each of the following policies applies to all of the Portfolios other than Money Market Portfolio. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

       CASH POSITION
       When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Portfolio's cash position to protect its assets or maintain liquidity. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly.

       When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

       OTHER TYPES OF INVESTMENTS
       The Growth and Global Growth Portfolios invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks. The Combination Portfolios also invest in domestic and foreign equity securities with varying degrees of emphasis on income. The Portfolios may also invest to a lesser degree in other types of securities. These securities (which are described in the Glossary) may include:

       - debt securities

       - indexed/structured securities

       - high-yield/high-risk securities (less than 35% of each Portfolio's assets)

       - options, futures, forwards and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

 26 Janus Aspen Series

       - securities purchased on a when-issued, delayed delivery or forward commitment basis

       The Fixed-Income Portfolios invest primarily in fixed-income securities which may include corporate bonds and notes, government securities, preferred stock, high-yield/high-risk fixed-income securities and municipal obligations. The Portfolios may also invest to a lesser degree in other types of securities. These securities (which are described in the Glossary) may include:

       - common stocks

       - mortgage- and asset-backed securities

       - zero coupon, pay-in-kind and step coupon securities

       - options, futures, forwards and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

       - securities purchased on a when-issued, delayed delivery or forward commitment basis

       ILLIQUID INVESTMENTS
       Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

       FOREIGN SECURITIES
       The Portfolios may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies.

       SPECIAL SITUATIONS
       Each Portfolio may invest in special situations. A special situation arises when, in the opinion of a Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in

            Investment objectives, principal investment strategies and risks 27 market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

       PORTFOLIO TURNOVER
       The Portfolios generally intend to purchase securities for long-term investment although, to a limited extent, a Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

       Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

 28 Janus Aspen Series

RISKS FOR GROWTH, GLOBAL GROWTH AND COMBINATION PORTFOLIOS

       Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities or companies with relatively small market capitalizations.

The following questions and answers are designed to help you better understand some of the risks of investing in the Growth, Global Growth and Combination Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

       Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW DOES THE NONDIVERSIFIED STATUS OF AGGRESSIVE GROWTH PORTFOLIO AND CAPITAL APPRECIATION PORTFOLIO AFFECT THEIR RISK?

       Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of a Portfolio.

            Investment objectives, principal investment strategies and risks  29

RISKS FOR FIXED-INCOME PORTFOLIOS

       Because the Portfolios invest substantially all of their assets in fixed-income securities, they are subject to risks such as credit or default risks, and decreased value due to interest rate increases. A Portfolio's performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

The following questions and answers are designed to help you better understand some of the risks of investing in the Fixed-Income Portfolios.

1. HOW DO THE FIXED-INCOME PORTFOLIOS DIFFER FROM EACH OTHER IN TERMS OF PRIMARY INVESTMENT TYPE, CREDIT RISK AND INTEREST RATE RISK?

       Flexible Income Portfolio and High-Yield Portfolio invest primarily in corporate bonds. High-Yield Portfolio's credit risk is generally higher than Flexible Income Portfolio. Flexible Income Portfolio's interest rate risk is generally higher than High-Yield Portfolio.

2. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

       Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

3. HOW IS CREDIT QUALITY MEASURED?

       Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's Ratings Service and Moody's Investors Service, Inc. are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to "Explanation of Rating Categories" on page 55 for a description of rating categories.

 30 Janus Aspen Series

RISKS COMMON TO ALL NON-MONEY MARKET PORTFOLIOS

The following questions and answers discuss risks that apply to all Portfolios other than Money Market Portfolio.

1. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

       The Portfolios may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolios' performance may depend on issues other than the performance of a particular company. These issues include:

       - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

       - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

       - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

       - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

       - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

            Investment objectives, principal investment strategies and risks  31

2. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK SECURITIES?

       High-yield/high-risk securities (or "junk" bonds) are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality securities generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade debt securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

       The junk bond market can experience sudden and sharp price swings. Because Flexible Income Portfolio and High-Yield Portfolio may invest a significant portion of their assets in high-yield/high-risk securities, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.

       Please refer to "Explanation of Rating Categories" on page 55 for a description of bond rating categories.

3. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

       The Portfolios may use futures, options and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgement proves incorrect. Risks associated with the use of derivative instruments are described in the SAI.

4. I'VE HEARD A LOT ABOUT HOW THE CHANGE TO THE YEAR 2000 COULD AFFECT COMPUTER SYSTEMS. DOES THIS CREATE ANY SPECIAL RISKS?

       The portfolio managers carefully research each potential investment before making an investment decision and, among other things, consider Year 2000 readiness when selecting portfolio holdings. However, there is no guarantee that the information a portfolio manager receives regarding a company's Year 2000 readiness is completely accurate. If a company has not satisfactorily addressed Year 2000 issues, the Portfolio's performance could suffer.

 32 Janus Aspen Series

MONEY MARKET PORTFOLIO

       This section takes a closer look at the investment objective of Money Market Portfolio, its principal investment strategies and certain risks of investing in the Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

       Money Market Portfolio is subject to certain specific SEC rule requirements. Among other things, the Portfolio is limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act).

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

       Money Market Portfolio seeks maximum current income to the extent consistent with stability of capital. It pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

       Money Market Portfolio will:

       - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital

       - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act)

       - maintain a dollar-weighted average portfolio maturity of 90 days or less

TYPES OF INVESTMENTS

       Money Market Portfolio invests primarily in:

       - high quality debt obligations

       - obligations of financial institutions

       The Portfolio may also invest (to a lesser degree) in:

       - U.S. Government Securities (securities issued or guaranteed by the U.S. government, its agencies and instrumentalities)

       - municipal securities

            Investment objectives, principal investment strategies and risks  33

       DEBT OBLIGATIONS

       The Portfolio may invest in debt obligations of domestic issuers. Debt obligations include:

       - commercial paper

       - notes and bonds

       - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due)

       - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

       OBLIGATIONS OF FINANCIAL INSTITUTIONS

       Examples of obligations of financial institutions include:

       - negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars

       - Eurodollar and Yankee bank obligations (Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks)

       - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Portfolio may invest

       Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

 34 Janus Aspen Series

INVESTMENT TECHNIQUES

       The following is a description of other investment techniques that Money Market Portfolio may use:

       PARTICIPATION INTERESTS
       A participation interest gives Money Market Portfolio a proportionate, undivided interest in underlying debt securities and sometimes carries a demand feature.

       DEMAND FEATURES
       Demand features give Money Market Portfolio the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security, enhance the instrument's credit quality and provide a source of liquidity.

       Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of Money Market Portfolio's investments may be dependent in part on the credit quality of the banks supporting Money Market Portfolio's investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support.

       VARIABLE AND FLOATING RATE SECURITIES
       Money Market Portfolio may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

       MORTGAGE- AND ASSET-BACKED SECURITIES
       Money Market Portfolio may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association, Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, or other governmental or government-related entity. The Portfolio may purchase other mortgage- and asset-backed securities including securities backed by automobile loans, equipment leases or credit card receivables.

       Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in the Portfolio having to reinvest proceeds at a lower interest rate.

            Investment objectives, principal investment strategies and risks  35

       REPURCHASE AGREEMENTS
       Money Market Portfolio may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which the Portfolio purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

       If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, Money Market Portfolio may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

 36 Janus Aspen Series

                                                    Management of the portfolios

INVESTMENT ADVISER

       Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

       Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

       Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

       Participating insurance companies that purchase the Portfolios' shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

MANAGEMENT EXPENSES AND EXPENSE LIMITS

       Each Portfolio pays Janus Capital a management fee which is calculated daily. The advisory agreement with each Portfolio spells out the management fee and other expenses that the Portfolios must pay. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate). In addition, the Shares of each Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

                                                Management of the portfolios  37

                                        Average Daily
                                         Net Assets         Annual Rate      Expense Limit
     Fee Schedule                       of Portfolio       Percentage (%)    Percentage (%)
------------------------------------------------------------------------------------------------
     Growth Portfolio
     Aggressive Growth Portfolio      First $300 Million        0.75               N/A(1)
     Capital Appreciation Portfolio   Next $200 Million         0.70
     International Growth Portfolio   Over $500 Million         0.65
     Worldwide Growth Portfolio
     Balanced Portfolio
------------------------------------------------------------------------------------------------
     Equity Income Portfolio          First $300 Million        0.75
     Growth and Income Portfolio      Next $200 Million         0.70              1.25(1)(2)
                                      Over $500 Million         0.65
------------------------------------------------------------------------------------------------
     Flexible Income Portfolio        First $300 Million        0.65              1.00(2)
                                      Over $300 Million         0.55
------------------------------------------------------------------------------------------------
     High-Yield Portfolio             First $300 Million        0.75              1.00(2)
                                      Over $300 Million         0.65
------------------------------------------------------------------------------------------------
     Money Market Portfolio           All Asset Levels          0.25              0.50(2)
------------------------------------------------------------------------------------------------

(1) Janus Capital has agreed to reduce Growth, Aggressive Growth, Capital Appreciation, International Growth, Worldwide Growth, Balanced, Equity Income and Growth and Income Portfolio's management fee to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory contracts. The effective rate is the management fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). The effective rates of Janus Fund, Janus Enterprise Fund, Janus Olympus Fund, Janus Overseas Fund, Janus Worldwide Fund, Janus Balanced Fund, Janus Equity Income Fund, and Janus Growth and Income Fund were 0.65%, 0.69%, 0.67%, 0.66%, 0.65%, 0.67%, 0.72%, and 0.66%, respectively, for the quarter ended March 31, 1999 (to be filed by amendment).

(2) Janus Capital has agreed to limit the Portfolios' expenses as indicated until at least the next annual renewal of the advisory contracts.

 38 Janus Aspen Series

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------
               is Executive Vice President and co-manager of International Growth Portfolio and Janus Overseas Fund which he has co-managed since May 1998 and April 1998, respectively. He served as assistant portfolio manager for these funds since
               1996. He is also assistant portfolio manager for Worldwide
               Growth Portfolio and Janus Worldwide Fund. Mr. Chang joined
               Janus Capital in 1993 after receiving a Masters Degree in Political Science from Stanford University. He is a Chartered Financial Analyst.

DAVID J. CORKINS
--------------------------------------------------------------------------------
               is Executive Vice President and portfolio manager of Growth and Income Portfolio which he has managed since its inception.
               He is Executive Vice President and portfolio manager of Janus Growth and Income Fund which he has managed since August 1997.
               He previously served as an assistant portfolio manager of Janus Mercury Fund. He joined Janus in 1995 as a research analyst specializing in domestic financial services companies and a variety of foreign industries. Prior to joining Janus, he was the Chief Financial Officer of Chase U.S. Consumer Services, Inc., a Chase Manhattan mortgage business. He holds a Bachelor of Arts in English and Russian from Dartmouth and received his Master of Business Administration from Columbia University in 1993.

JAMES P. CRAIG, III
--------------------------------------------------------------------------------
               is Chief Investment Officer of Janus Capital. He is Executive Vice President and portfolio manager of Growth Portfolio, which he has managed since inception. He has managed Janus
               Fund since 1986 and has co-managed Janus Venture Fund since February 1, 1997. Mr. Craig previously managed Janus Venture
               Fund from its inception, to December 1993, Janus Balanced Fund from December 1993 to December 1995 and Balanced Portfolio from September 1993 through April 1996. He holds a Bachelor of Arts in Business from the University of Alabama and a Master of Arts in Finance from the Wharton School of the University of Pennsylvania.

                                                Management of the portfolios  39

JAMES P. GOFF
--------------------------------------------------------------------------------
               is Executive Vice President and portfolio manager of Aggressive Growth Portfolio, which he has managed since inception. Mr. Goff joined Janus Capital in 1988 and has managed Janus Enterprise Fund since its inception. Mr. Goff co-managed or managed Janus Venture Fund from December 1993 to February 1, 1997. He holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
               is Executive Vice President and portfolio manager of Worldwide Growth Portfolio and co-manager of International Growth Portfolio, which she has managed or co-managed since inception. Ms. Hayes joined Janus Capital in 1987 and has managed or co-managed Janus Worldwide Fund and Janus Overseas Fund since their inceptions. She holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

SHARON S. PICHLER
--------------------------------------------------------------------------------
               is Executive Vice President and portfolio manager of Money
               Market Portfolio, which she has managed since inception. She also has managed Janus Money Market Fund, Janus Government
               Money Market Fund and Janus Tax-Exempt Money Market Fund since inception. She holds a Bachelor of Arts in Economics from Michigan State University and a Master of Business
               Administration from the University of Texas at San Antonio.
               Ms. Pichler is a Chartered Financial Analyst.

 40 Janus Aspen Series

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
               is Executive Vice President and portfolio manager of Balanced Portfolio, which he has managed since May 1996 and Equity
               Income Portfolio, which he has managed since inception. He is an assistant portfolio manager of Growth Portfolio. Mr.
               Rollins joined Janus Capital in 1990 and has managed Janus Balanced Fund since January 1996 and Janus Equity Income Fund since inception. He has been an assistant portfolio manager of Janus Fund since January 1995. He gained experience as a fixed-income trader and equity research analyst prior to managing Balanced Portfolio. He holds a Bachelor of Science in Finance from the University of Colorado and is a Chartered Financial Analyst.

SANDY R. RUFENACHT
--------------------------------------------------------------------------------
               is Executive Vice President and portfolio manager of High-Yield Portfolio, which he has managed or co-managed since October 1996. He previously co-managed Flexible Income
               Portfolio from January 1997 to May 1998. Mr. Rufenacht joined Janus Capital in 1990 and has managed Janus Short-Term Bond
               Fund since January 1996. He is also the portfolio manager of Janus High-Yield Fund. He previously co-managed Janus Flexible Income Fund from June 1996 to February 1998. He holds a
               Bachelor of Arts in Business from the University of Northern Colorado.

SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
               is Executive Vice President and portfolio manager of Capital Appreciation Portfolio, which he has managed since its inception. He is portfolio manager of Janus Twenty Fund, which he has managed since August 1997. He previously managed Janus Olympus Fund from its inception to August 1997. Mr. Schoelzel joined Janus Capital in January 1994. He holds a Bachelor of
               Arts in Business from Colorado College.

                                                Management of the portfolios  41

RONALD V. SPEAKER
--------------------------------------------------------------------------------
               is Executive Vice President and portfolio manager of Flexible Income Portfolio which he has managed or co-managed since its inception. He previously served as co-manager of High-Yield Portfolio, from its inception to May 1998. He managed
               Short-Term Bond Portfolio from its inception through April
               1996. Mr. Speaker joined Janus Capital in 1986. He has managed or co-managed Janus Flexible Income Fund since December 1991 and previously managed both Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund from inception through December 1995. He previously managed or co-managed Janus High-Yield
               Fund from its inception to February 1998. He holds a Bachelor of Arts in Finance from the University of Colorado and is a Chartered Financial Analyst.

               In January 1997, Mr. Speaker settled an SEC administrative action involving two personal trades made by him in January of 1993. Without admitting or denying the allegations, Mr. Speaker agreed to civil money penalty, disgorgement, and interest payments totaling $37,199 and to a 90-day suspension which ended on April 25, 1997.

ASSISTANT PORTFOLIO MANAGERS

DAVID C. DECKER
--------------------------------------------------------------------------------
               is an assistant portfolio manager of the Growth Portfolio. He is also an assistant portfolio manager of Janus Fund. He is Executive Vice President and portfolio manager of Janus
               Special Situations Fund. Mr. Decker received a Masters of Business Administration in Finance from the Fuqua School of Business at Duke University and a Bachelor's Degree in
               Economics and Political Science from Tufts University. He is a Chartered Financial Analyst.

 42 Janus Aspen Series

RON SACHS
--------------------------------------------------------------------------------
               is an assistant portfolio manager of Aggressive Growth
               Portfolio. Mr. Sachs joined Janus Capital in 1996 as a research analyst. Prior to coming to Janus, he worked as a consultant for Bain & Company and as an attorney for Willkie, Farr & Gallagher. Mr. Sachs graduated from Princeton cum laude with an undergraduate degree in economics. He obtained his law degree from the University of Michigan. Mr. Sachs is a Chartered Financial Analyst.

JOHN H. SCHREIBER
--------------------------------------------------------------------------------
               is an assistant portfolio manager of Equity Income Portfolio.
               Mr. Schreiber joined Janus Capital in 1997 as an equity research analyst. Prior to coming to Janus he was an equity analyst with Fidelity Investments. Mr. Schreiber holds a Bachelor of Science degree in mechanical engineering from the University of Washington and an MBA from Harvard University.
               He is a candidate for the Chartered Financial Analyst designation.

                                                Management of the portfolios  43

Other information

       CLASSES OF SHARES

       Each Portfolio currently offers two classes of Shares, one of which, the Institutional Shares, are offered pursuant to this prospectus and are sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Retirement Shares of each Portfolio are offered by separate prospectus and are available only to participant directed qualified plans using plan service providers that are compensated for providing distribution and/or recordkeeping and other administrative services provided to plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Retirement Shares, please call 1-800-525-0020.

       CONFLICTS OF INTEREST

       The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Retirement Shares of the Portfolios (offered through a separate prospectus) are available to certain participant directed qualified plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Retirement Shares of the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Shares. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Retirement Shares to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

 44 Janus Aspen Series

       YEAR 2000

       Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has devoted considerable internal resources and has engaged one of the foremost experts in the field to help achieve Year 2000 readiness. Janus Capital does not anticipate that Year 2000-related issues will have a material impact on its ability to continue to provide the Portfolios with service at current levels; however, Janus Capital cannot make any assurances that the steps it has taken to ensure Year 2000 readiness will be successful. In addition, there can be no assurance that Year 2000 issues will not affect the companies in which the Portfolios invest or worldwide markets and economies.

                                                           Other information  45

Distributions and taxes

DISTRIBUTIONS

       To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized on its investments annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

PORTFOLIOS OTHER THAN MONEY MARKET PORTFOLIO

       Each class of each Portfolio, other than Money Market Portfolio, makes semi-annual distributions in June and December of substantially all of its investment income and an annual distribution in June of its net realized gains, if any. All dividends and capital gains distributions from Shares of a Portfolio will automatically be reinvested into additional Shares of that Portfolio.

       HOW DISTRIBUTIONS AFFECT NAV

       Distributions, other than daily income dividends, are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of Growth Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

MONEY MARKET PORTFOLIO

       For the Shares of Money Market Portfolio, dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. All distributions will be automatically reinvested in Shares of the Portfolio.

TAXES

       TAXES ON DISTRIBUTIONS

       Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be

 46 Janus Aspen Series
       exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

       TAXATION OF THE PORTFOLIOS

       Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to withholding of foreign taxes. The Portfolios may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios which will reduce their investment income.

       The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

                                                     Distributions and taxes  47

Shareholder's guide

       INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT AND CERTAIN CONTRACTS MAY LIMIT ALLOCATIONS AMONG THE PORTFOLIOS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

       Investments will be processed at the NAV next determined after an order is received and accepted by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange any day that the NYSE is open. Securities of the Portfolios other than Money Market Portfolio are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.

       To the extent a Portfolio holds securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares, the NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

       Money Market Portfolio's securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of the portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the Share's NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.

 48 Janus Aspen Series

PURCHASES

       Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

       Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of a Portfolio. Although there is no present intention to do so, the Portfolios may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

REDEMPTIONS

       Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

       Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

SHAREHOLDER COMMUNICATIONS

       Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

                                                         Shareholder's guide  49

Financial highlights

       The financial highlights tables are intended to help you understand the Institutional Shares' financial performance for each of the five most recent fiscal years or the life of the Portfolio if less than five years. Items 1 through 9 reflect financial results for a single Share. Total return in the tables represents the rate that an investor would have earned (or lost) on an investment in each of the Institutional Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but does not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

GROWTH PORTFOLIO - INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------
                                                                      Periods ending December 31
                                                           1998        1997       1996       1995       1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                   $18.48     $15.51     $13.45     $10.57    $10.32
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                    0.05       0.15       0.17       0.28      0.09
  3. Net gains or losses on securities (both realized
     and unrealized)                                          6.36       3.34       2.29       2.90      0.20
  4. Total from investment operations                         6.41       3.49       2.46       3.18      0.29
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                 (0.05)     (0.15)     (0.17)     (0.30)    (0.04)
  6. Tax return of capital distributions                        --         --         --         --        --
  7. Distributions (from capital gains)                     (1.30)     (0.37)     (0.23)         --        --
  8. Total distributions                                    (1.35)     (0.52)     (0.40)     (0.30)    (0.04)
  9. NET ASSET VALUE, END OF PERIOD                         $23.54     $18.48     $15.51     $13.45    $10.57
 10. Total return                                           35.66%     22.75%     18.45%     30.17%     2.76%
 11. Net assets, end of period (in thousands)           $1,103,549   $608,281   $325,789   $126,911   $43,549
 12. Average net assets for the period (in thousands)     $789,454   $477,914   $216,125    $77,344   $26,464
 13. Ratio of gross expenses to average net assets           0.68%(6)   0.70%(5)   0.69%(4)   0.78%(3)    N/A
 14. Ratio of net expenses to average net assets             0.68%      0.69%      0.69%      0.76%     0.88%(1)(2)
 15. Ratio of net investment income to average net
     assets                                                  0.26%      0.91%      1.39%      1.24%     1.45%
 16. Portfolio turnover rate                                   73%       122%        87%       185%      169%
--------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.23% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(3) The ratio was 0.98% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(4) The ratio was 0.83% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(5) The ratio was 0.78% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(6) The ratio was 0.75% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.

 50 Janus Aspen Series

AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------
                                                                       Periods ending December 31
                                                            1998       1997       1996       1995       1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                   $20.55     $18.24     $17.08     $13.62    $11.80
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                      --         --         --       0.24      0.11
  3. Net gains or losses on securities (both realized
     and unrealized)                                          7.09       2.31       1.36       3.47      1.82
  4. Total from investment operations                         7.09       2.31       1.36       3.71      1.93
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                     --         --         --     (0.25)    (0.11)
  6. Tax return of capital distributions                        --         --     (0.01)         --        --
  7. Distributions (from capital gains)                         --         --     (0.19)         --        --
  8. Total distributions                                        --         --     (0.20)     (0.25)    (0.11)
  9. NET ASSET VALUE, END OF PERIOD                         $27.64     $20.55     $18.24     $17.08    $13.62
 10. Total return                                           34.26%     12.66%      7.95%     27.48%    16.33%
 11. Net assets, end of period (in thousands)             $772,943   $508,198   $383,693   $185,911   $41,289
 12. Average net assets for the period (in thousands)     $576,444   $418,464   $290,629   $107,582   $14,152
 13. Ratio of gross expenses to average net assets           0.75%(6)   0.76%(5)   0.76%(4)   0.86%(3)    N/A
 14. Ratio of net expenses to average net assets             0.75%      0.76%      0.76%      0.84%     1.05%(1)(2)
 15. Ratio of net investment income to average net
     assets                                                (0.36%)    (0.10%)    (0.27%)      0.58%     2.18%
 16. Portfolio turnover rate                                  132%       130%        88%       155%      259%
--------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.14% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(3) The ratio was 0.93% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(4) The ratio was 0.83% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(5) The ratio was 0.78% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(6) The ratio was 0.75% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.

                                                        Financial highlights  51

CAPITAL APPRECIATION PORTFOLIO - INSTITUTIONAL SHARES
----------------------------------------------------------------------------------
                                                                 Periods ending
                                                                   December 31
                                                                 1998     1997(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                       $12.62     $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                        0.01       0.05
  3. Net gains or losses on securities (both realized and
     unrealized)                                                  7.32       2.61
  4. Total from investment operations                             7.33       2.66
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                     (0.01)     (0.04)
  6. Tax return of capital distributions                            --         --
  7. Distributions (from capital gains)                             --         --
  8. Total distributions                                        (0.01)     (0.04)
  9. NET ASSET VALUE, END OF PERIOD                             $19.94     $12.62
 10. Total return*                                              58.11%     26.60%
 11. Net assets, end of period (in thousands)                  $74,187     $6,833
 12. Average net assets for the period (in thousands)          $25,964     $2,632
 13. Ratio of gross expenses to average net assets**             0.92%(3)   1.26%(2)
 14. Ratio of net expenses to average net assets**               0.91%      1.25%
 15. Ratio of net investment income to average net assets**      0.27%      1.43%
 16. Portfolio turnover rate**                                     91%       101%
----------------------------------------------------------------------------------

 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
(1) May 1, 1997 (inception) through December 31, 1997.
(2) The ratio was 2.19% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Olympus Fund.
(3) The ratio was 0.97% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Olympus Fund.

 52 Janus Aspen Series

INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------
                                                                           Periods ending December 31
                                                                1998       1997       1996       1995     1994(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                       $18.48     $15.72    $11.95      $9.72     $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                        0.13       0.11      0.05       0.09     (0.09)
  3. Net gains or losses on securities (both realized and
     unrealized)                                                  3.07       2.80      4.06       2.16     (0.19)
  4. Total from investment operations                             3.20       2.91      4.11       2.25     (0.28)
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                     (0.14)     (0.11)    (0.11)     (0.02)         --
  6. Dividends (in excess of net investment income)                 --         --        --         --         --
  7. Tax return of capital distributions                            --         --        --         --         --
  8. Distributions (from capital gains)                             --     (0.01)    (0.23)         --         --
  9. Distributions (in excess of realized gains)                (0.27)     (0.03)        --         --         --
 10. Total distributions                                        (0.41)     (0.15)    (0.34)     (0.02)         --
 11. NET ASSET VALUE, END OF PERIOD                             $21.27     $18.48    $15.72     $11.95      $9.72
 12. Total return*                                              17.23%     18.51%    34.71%     23.15%    (2.80%)
 13. Net assets, end of period (in thousands)                 $311,110   $161,091   $27,192     $1,608     $1,353
 14. Average net assets for the period (in thousands)         $234,421    $96,164    $7,437     $1,792     $1,421
 15. Ratio of gross expenses to average net assets**             0.86%(6)   0.96%(5)  1.26%(4)   2.69%(3)     N/A
 16. Ratio of net expenses to average net assets**               0.86%      0.96%     1.25%      2.50%      2.50%(2)
 17. Ratio of net investment income to average net assets**      0.73%      0.70%     0.62%    (0.80%)    (1.30%)
 18. Portfolio turnover rate**                                     93%        86%       65%       211%       275%
------------------------------------------------------------------------------------------------------------------

 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
(1) May 1, 1994 (inception) through December 31, 1994.
(2) The ratio was 4.67% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.
(3) The ratio was 3.57% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.
(4) The ratio was 2.21% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.
(5) The ratio was 1.08% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.
(6) The ratio was 0.95% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.

                                                        Financial highlights  53

WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------
                                                                      Periods ending December 31
                                                          1998         1997        1996       1995       1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                  $23.39       $19.44     $15.31     $12.07    $11.89
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                   0.16         0.16       0.16       0.11      0.04
  3. Net gains or losses on securities (both
     realized and unrealized)                                6.59         4.14       4.27       3.19      0.14
  4. Total from investment operations                        6.75         4.30       4.43       3.30      0.18
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                (0.18)       (0.17)     (0.17)     (0.06)        --
  6. Dividends (in excess of net investment income)            --       (0.02)         --         --        --
  7. Tax return of capital distributions                       --           --         --         --        --
  8. Distributions (from capital gains)                        --       (0.16)     (0.13)         --        --
  9. Distributions (in excess of realized gains)           (0.87)           --         --         --        --
 10. Total distributions                                   (1.05)       (0.35)     (0.30)     (0.06)        --
 11. NET ASSET VALUE, END OF PERIOD                        $29.09       $23.39     $19.44     $15.31    $12.07
 12. Total return                                          28.92%       22.15%     29.04%     27.37%     1.53%
 13. Net assets, end of period (in thousands)          $2,890,375   $1,576,548   $582,603   $108,563   $37,728
 14. Average net assets for the period (in
     thousands)                                        $2,217,695   $1,148,951   $304,111    $59,440   $22,896
 15. Ratio of gross expenses to average net assets          0.72%(6)     0.74%(5)   0.80%(4)   0.90%(3)    N/A
 16. Ratio of net expenses to average net assets            0.72%        0.74%      0.80%      0.87%     1.18%(1)(2)
 17. Ratio of net investment income to average net
     assets                                                 0.64%        0.67%      0.83%      0.95%     0.50%
 18. Portfolio turnover rate                                  77%          80%        62%       113%      217%
---------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.49% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(3) The ratio was 1.09% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(4) The ratio was 0.91% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(5) The ratio was 0.81% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(6) The ratio was 0.74% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.

 54 Janus Aspen Series

BALANCED PORTFOLIO - INSTITUTIONAL SHARES
-----------------------------------------------------------------------------------------------------------------
                                                                          Periods ending December 31
                                                               1998       1997       1996       1995       1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                      $17.47     $14.77    $13.03     $10.63     $10.64
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                       0.39       0.34      0.32       0.17       0.15
  3. Net gains (or losses) on securities (both realized
     and unrealized)                                             5.51       2.89      1.81       2.45     (0.06)
  4. Total from investment operations                            5.90       3.23      2.13       2.62       0.09
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                    (0.38)     (0.35)    (0.30)     (0.22)     (0.10)
  6. Tax return of capital distributions                           --         --        --         --         --
  7. Distributions (from capital gains)                        (0.45)     (0.18)    (0.09)         --         --
  8. Distributions (in excess of realized gains)               (0.04)         --        --         --         --
  9. Total distributions                                       (0.87)     (0.53)    (0.39)     (0.22)     (0.10)
 10. NET ASSET VALUE, END OF PERIOD                            $22.50     $17.47    $14.77     $13.03     $10.63
 11. Total return                                              34.28%     22.10%    16.18%     24.79%      0.84%
 12. Net assets, end of period (in thousands)                $882,495   $362,409   $85,480    $14,021     $3,153
 13. Average net assets for the period (in thousands)        $555,002   $176,432   $43,414     $5,739     $2,336
 14. Ratio of gross expenses to average net assets              0.74%(6)   0.83%(5)  0.94%(4)   1.37%(3)     N/A
 15. Ratio of net expenses to average net assets                0.74%      0.82%     0.92%      1.30%      1.57%(1)(2)
 16. Ratio of net investment income to average net assets       2.41%      2.87%     2.92%      2.41%      1.90%
 17. Portfolio turnover rate                                      70%       139%      103%       149%       158%
-----------------------------------------------------------------------------------------------------------------

(1) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(2) The ratio was 1.74% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(3) The ratio was 1.55% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(4) The ratio was 1.07% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(5) The ratio was 0.83% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(6) The ratio was 0.74% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.

                                                        Financial highlights  55

EQUITY INCOME PORTFOLIO - INSTITUTIONAL SHARES
----------------------------------------------------------------------------------
                                                                 Periods ending
                                                                   December 31
                                                                 1998     1997(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                       $13.46     $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                        0.02       0.01
  3. Net gains (or losses) on securities (both realized and
     unrealized)                                                  6.16       3.46
  4. Total from investment operations                             6.18       3.47
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                     (0.02)     (0.01)
  6. Tax return of capital distributions                            --         --
  7. Distributions (from capital gains)                         (0.21)         --
  8. Total distributions                                        (0.23)     (0.01)
  9. NET ASSET VALUE, END OF PERIOD                             $19.41     $13.46
 10. Total return*                                              46.24%     34.70%
 11. Net assets, end of period (in thousands)                   $9,017     $3,047
 12. Average net assets for the period (in thousands)           $5,629     $1,101
 13. Ratio of gross expenses to average net assets**             1.25%(3)   1.25%(2)
 14. Ratio of net expenses to average net assets**               1.25%      1.25%
 15. Ratio of net investment income to average net assets**      0.17%      0.35%
 16. Portfolio turnover rate**                                     79%       128%
----------------------------------------------------------------------------------

 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
(1) May 1, 1997 (inception) through December 31, 1997.
(2) The ratio was 5.75% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Equity Income Fund.
(3) The ratio was 1.86% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Equity Income Fund.

 56 Janus Aspen Series

GROWTH AND INCOME PORTFOLIO - INSTITUTIONAL SHARES
----------------------------------------------------------------------------
                                                               Period ending
                                                                December 31
                                                                  1998(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.02
  3. Net gains (or losses) on securities (both realized and
     unrealized)                                                    1.96
  4. Total from investment operations                               1.98
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.02)
  6. Tax return of capital distributions                              --
  7. Distributions (from capital gains)                               --
  8. Total distributions                                          (0.02)
  9. NET ASSET VALUE, END OF PERIOD                               $11.96
 10. Total return*                                                19.80%
 11. Net assets, end of period (in thousands)                     $6,413
 12. Average net assets for the period (in thousands)             $2,883
 13. Ratio of gross expenses to average net assets**               1.25%(2)
 14. Ratio of net expenses to average net assets**                 1.25%
 15. Ratio of net investment income to average net assets**        0.66%
 16. Portfolio turnover rate**                                       62%
----------------------------------------------------------------------------

 *  Total return not annualized.
**  Annualized.
(1) May 1, 1998 (inception) through December 31, 1998.
(2) The ratio was 3.06% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Growth and Income Fund.

                                                        Financial highlights  57

FLEXIBLE INCOME PORTFOLIO - INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------------------------------
                                                                            Periods ending December 31
                                                                 1998       1997       1996       1995       1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD                        $11.78    $11.24     $11.11      $9.48      $9.97
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                         0.64      0.67       0.74       0.53       0.47
  3. Net gains or losses on securities (both realized and
     unrealized)                                                   0.41      0.62       0.24       1.70     (0.56)
  4. Total from investment operations                              1.05      1.29       0.98       2.23     (0.09)
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                      (0.67)    (0.64)     (0.72)     (0.60)     (0.40)
  6. Tax return of capital distributions                             --        --         --         --         --
  7. Distributions (from capital gains)                          (0.11)    (0.11)     (0.13)         --         --
  8. Total distributions                                         (0.78)    (0.75)     (0.85)     (0.60)     (0.40)
  9. NET ASSET VALUE, END OF PERIOD                              $12.05    $11.78     $11.24     $11.11      $9.48
 10. Total return                                                 9.11%    11.76%      9.19%     23.86%    (0.91%)
 11. Net assets, end of period (in thousands)                  $129,582   $54,098    $25,315    $10,831     $1,924
 12. Average net assets for the period (in thousands)           $86,627   $36,547    $17,889     $5,556     $1,636
 13. Ratio of gross expenses to average net assets                0.73%     0.75%      0.84%      1.07%        N/A
 14. Ratio of net expenses to average net assets                  0.73%     0.75%      0.83%      1.00%      1.00%(1)
 15. Ratio of net investment income to average net assets         6.36%     6.90%      7.31%      7.46%      5.49%
 16. Portfolio turnover rate                                       145%      119%       250%       236%       234%
-------------------------------------------------------------------------------------------------------------------

(1) The ratio was 1.35% before waiver of certain fees incurred by the Portfolio.

 58 Janus Aspen Series

HIGH-YIELD PORTFOLIO - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------
                                                                 Periods ending December 31
                                                                 1998       1997     1996(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                       $11.78     $10.83     $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                        0.87       0.70       0.43
  3. Net gains or losses on securities (both realized and
     unrealized)                                                (0.70)       0.99       0.80
  4. Total from investment operations                             0.17       1.69       1.23
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                     (0.89)     (0.68)     (0.40)
  6. Tax return of capital distributions                            --         --         --
  7. Distributions (from capital gains)                         (0.05)     (0.06)         --
  8. Distributions (in excess of realized gains)                (0.16)         --         --
  9. Total distributions                                        (1.10)     (0.74)     (0.40)
 10. NET ASSET VALUE, END OF PERIOD                             $10.85     $11.78     $10.83
 11. Total return*                                               1.26%     15.98%     12.40%
 12. Net assets, end of period (in thousands)                   $2,977     $2,914       $783
 13. Average net assets for the period (in thousands)           $3,281     $1,565       $459
 14. Ratio of gross expenses to average net assets**             1.00%(4)   1.00%(3)    1.01(2)
 15. Ratio of net expenses to average net assets**               1.00%      1.00%      1.00%
 16. Ratio of net investment income to average net assets**      7.76%      7.98%      5.74%
 17. Portfolio turnover rate**                                    301%       299%       301%
---------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one full year.
**  Annualized for periods of less than one full year.
(1) May 1, 1996 (inception) through December 31, 1996.
(2) The ratio was 6.29% before waiver of certain fees incurred by the Portfolio.
(3) The ratio was 3.27% before waiver of certain fees incurred by the Portfolio.
(4) The ratio was 2.11% before waiver of certain fees incurred by the Portfolio.

                                                        Financial highlights  59

MONEY MARKET PORTFOLIO - INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------
                                                                      Periods ending December 31
                                                                 1998       1997       1996     1995(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                        $1.00      $1.00      $1.00      $1.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                        0.05       0.05       0.05       0.04
  3. Net gains or losses on securities (both realized and
     unrealized)                                                    --         --         --         --
  4. Total from investment operations                             0.05       0.05       0.05       0.04
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                     (0.05)     (0.05)     (0.05)     (0.04)
  6. Tax return of capital distributions                            --         --         --         --
  7. Distributions (from capital gains)                             --         --         --         --
  8. Total distributions                                        (0.05)     (0.05)     (0.05)     (0.04)
  9. NET ASSET VALUE, END OF PERIOD                              $1.00      $1.00      $1.00      $1.00
 10. Total return*                                               5.36%      5.17%      5.05%      3.63%
 11. Net assets, end of period (in thousands)                  $38,690    $15,374     $6,016     $1,735
 12. Average net assets for the period (in thousands)          $31,665     $8,926     $3,715     $1,543
 13. Ratio of gross expenses to average net assets**             0.34%      0.50%      0.50%      0.50%
 14. Ratio of net expenses to average net assets**               0.34%      0.50%(4)   0.50%(3)   0.50%(2)
 15. Ratio of net investment income to average net assets**      5.21%      5.17%      4.93%      5.30%
------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one year.
**  Annualized for periods of less than one full year.
(1) May 1, 1995 (inception) to December 31, 1995.
(2) The ratio was 1.07% before waiver of certain fees incurred by the Portfolio.
(3) The ratio was 0.78% before waiver of certain fees incurred by the Portfolio.
(4) The ratio was 0.55% before waiver of certain fees incurred by the Portfolio.

 60 Janus Aspen Series

                                                    Glossary of investment terms

       This glossary provides a more detailed description of some of the types of securities and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES

       BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

       COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

       COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

       CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

       DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

       DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

       FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

                                                Glossary of investment terms  61

       HIGH-YIELD/HIGH-RISK SECURITIES are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

       MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

       PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

       PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

       PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

       REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

 62 Janus Aspen Series

       REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

       RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

       STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

       STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

       STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

       TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

       U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

       VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a

                                                Glossary of investment terms  63
       specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

       WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

       WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

       ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

       FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

       FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

 64 Janus Aspen Series

       INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

       INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

       INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

       OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

                                                Glossary of investment terms  65

Explanation of rating categories

       The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

         BOND RATING               EXPLANATION
         ---------------------------------------------------------------------
         Investment Grade
         AAA...................... Highest rating; extremely strong capacity to pay principal and interest.
         AA....................... High quality; very strong capacity to pay principal and interest.
         A........................ Strong capacity to pay principal and interest; somewhat more susceptible to the
                                   adverse effects of changing circumstances
                                   and economic conditions.
         BBB...................... Adequate capacity to pay principal and interest; normally exhibit adequate
                                   protection parameters, but adverse economic
                                   conditions or changing circumstances more
                                   likely to lead to a weakened capacity to
                                   pay principal and interest than for higher
                                   rated bonds.
         Non-Investment Grade
         BB, B, CCC, CC, C........ Predominantly speculative with respect to the issuer's capacity to meet required
                                   interest and principal payments.
                                   BB - lowest degree of speculation; C - the
                                   highest degree of speculation. Quality and
                                   protective characteristics outweighed by
                                   large uncertainties or major risk exposure
                                   to adverse conditions.
         D........................ In default.

 66 Janus Aspen Series

MOODY'S INVESTORS SERVICE, INC.

         BOND RATING               EXPLANATION
         ---------------------------------------------------------------------
         Investment Grade
         Aaa...................... Highest quality, smallest degree of investment risk.
         Aa....................... High quality; together with Aaa bonds, they compose the high-grade bond group.
         A........................ Upper-medium grade obligations; many favorable investment attributes.
         Baa...................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and
                                   principal appear adequate for the present
                                   but certain protective elements may be
                                   lacking or may be unreliable over any great
                                   length of time.
         Non-Investment Grade
         Ba....................... More uncertain, with speculative elements.
                                   Protection of interest and principal
                                   payments not well safeguarded during good
                                   and bad times.
         B........................ Lack characteristics of desirable investment; potentially low assurance of
                                   timely interest and principal payments or
                                   maintenance of other contract terms over
                                   time.
         Caa...................... Poor standing, may be in default; elements of danger with respect to principal or
                                   interest payments.
         Ca....................... Speculative in a high degree; could be in default or have other marked shortcomings.
         C........................ Lowest-rated; extremely poor prospects of ever attaining investment standing.

       Unrated securities will be treated as noninvestment grade securities unless a portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

                                            Explanation of rating categories  67

SECURITIES HOLDINGS BY RATING CATEGORY

       During the fiscal period ended December 31, 1998, the percentage of securities holdings for the following Portfolios by rating category based upon a weighted monthly average was:

         FLEXIBLE INCOME PORTFOLIO
         ------------------------------------------------------------------
             BONDS-S&P RATING:
          AAA                                                           24%
          AA                                                             4%
          A                                                             13%
          BBB                                                           18%
          BB                                                            13%
          B                                                             15%
          CCC                                                            1%
          CC                                                             0%
          C                                                              0%
          Preferred Stock                                                2%
          Cash and Options                                              10%
          TOTAL                                                        100%
         ------------------------------------------------------------------

         HIGH-YIELD PORTFOLIO
         ------------------------------------------------------------------
             BONDS-S&P RATING:
          AAA                                                            3%
          AA                                                             0%
          A                                                              0%
          BBB                                                            1%
          BB                                                             2%
          B                                                             60%
          CCC                                                            2%
          CC                                                             0%
          C                                                              0%
          Preferred Stock                                                3%
          Cash and Options                                              29%
          TOTAL                                                        100%
         ------------------------------------------------------------------

       No other Portfolio described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the fiscal year ended December 31, 1998.

 68 Janus Aspen Series

                      (This page intentionally left blank)

You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting your insurance company or plan sponsor or visiting our Web site at janus.com. In the Portfolios' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year. Other information is also available from financial intermediaries that sell shares of the Portfolios.
The Statement of Additional Information provides detailed information about the Portfolios and is incorporated into this Prospectus by reference. You may review the Portfolios' Statement of Additional Information at the Public Reference Room of the SEC or get text only copies for a fee, by writing to or calling the Public Reference Room, Washington, D.C. 20549-6009 (1-800-SEC-0330). You may obtain the Statement of Additional Information for free from the SEC's Web site at http://www.sec.gov.

                             Investment Company Act File No. 811-7736

                      (This page intentionally left blank)

                      (This page intentionally left blank)

                      (This page intentionally left blank)

       [JANUS LOGO]

                         Please direct all mail to:
                         WESTERN RESERVE LIFE ASSURANCE CO. OF
                         OHIO

                         Please complete and return Application
                         to:

                         IF MAILED:
                         Janus Retirement Advantage
                         c/o Western Reserve Life Assurance Co.
                         of Ohio
                         Attn: Annuity Dept.
                         P.O. Box 9052
                         Clearwater, FL 33758-9052

                         IF OVERNIGHT DELIVERY:
                         Janus Retirement Advantage
                         c/o Western Reserve Life Assurance Co.
                         of Ohio
                         Attn: Annuity Dept.
                         Spectrum Technology Park
                         8550 Ulmerton Rd., Suite 101
                         Largo, FL 33771

PCJR0599

                                                     [JANUS LOGO]

                         Janus Aspen Series

                                       PROSPECTUS
                                       MAY 1, 1999
                                       Growth and Income Portfolio

                         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [JANUS LOGO]

                         Janus Aspen Series consists of eleven mutual funds (the "Portfolios"), one of which is described in this prospectus. Each Portfolio currently offers two classes of shares. The Institutional Shares, (the "Shares"), are sold under the name of "Janus Aspen Series" and are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts, as well as certain qualified retirement plans.

                         Janus Aspen Series sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                         This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

                                                               Table of contents

                RISK/RETURN SUMMARY
                   Growth and Income Portfolio..................    2
                   Fees and expenses............................    4
                INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Investment objective and principal investment
                   strategies...................................    6
                   General portfolio policies...................    8
                   Risks for Growth and Income Portfolio........   12
                MANAGEMENT OF THE PORTFOLIO
                   Investment adviser...........................   16
                   Management expenses and expense limits.......   17
                   Investment personnel.........................   18
                OTHER INFORMATION...............................   19
                DISTRIBUTIONS AND TAXES
                   Distributions................................   21
                   Taxes........................................   21
                SHAREHOLDER'S GUIDE
                   Purchases....................................   23
                   Redemptions..................................   24
                   Shareholder communications...................   24
                FINANCIAL HIGHLIGHTS............................   25
                GLOSSARY
                   Glossary of investment terms.................   27


                                                            Table of contents  1

Risk return summary

GROWTH AND INCOME PORTFOLIO

               Growth and Income Portfolio is designed for investors who primarily seek growth of capital with some emphasis on income. It is not designed for investors who desire a consistent level of income.

1. WHAT IS THE INVESTMENT OBJECTIVE OF GROWTH AND INCOME PORTFOLIO?

--------------------------------------------------------------------------------

               - GROWTH AND INCOME PORTFOLIO seeks long-term capital growth and current income.

               The Trustees may change this objective without a shareholder vote and the Portfolio will notify you of any changes that are material. If there is a material change to the Portfolio's objective or policies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF GROWTH AND INCOME PORTFOLIO?

               The portfolio manager applies a "bottom up" approach in choosing investments. In other words, he looks mostly for equity and income-producing securities that meet his investment criteria one at a time. If the portfolio manager is unable to find such investments, much of the Portfolio's assets may be in cash or similar investments.

               Growth and Income Portfolio normally emphasizes investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments.

 2 Janus Aspen Series

3. WHAT ARE THE MAIN RISKS OF INVESTING IN GROWTH AND INCOME PORTFOLIO?

               The biggest risk is that the Portfolio's returns may vary, and you could lose money. If you are considering investing in Growth and Income Portfolio, remember that it is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

               The value of the Portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Portfolio could also decrease if the stock market goes down. If the value of the Portfolio decreases, its NAV will also decrease, which means if you sell your shares in the Portfolio you would get back less money.

               The income component of the Portfolio's holdings includes fixed-income securities. A fundamental risk to the income component is that the value of these securities will fall if interest rates rise. Generally, the value of a fixed-income portfolio will decrease when interest rates rise, which means the Portfolio's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

               An investment in this Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                          Risk return summary  3

FEES AND EXPENSES

               SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. All Janus funds are no-load investments, so you will not pay any shareholder fees when you buy or sell shares of the Portfolio. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

               ANNUAL FUND OPERATING EXPENSES are paid out of the Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example on the next page shows, these costs are borne indirectly by all shareholders.

 4 Janus Aspen Series

               This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolio in understanding the fees and expenses that you may pay as an investor in the Shares. The information shown is based upon gross expenses (without the effect of expense offset arrangements) for the fiscal year ended December 31, 1998. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

                                                                    Total Annual Fund                          Total Annual Fund
                                                                    Operating Expenses                         Operating Expenses
                                           Management      Other      Without Waivers          Total              With Waivers
                                              Fee         Expenses     or Reductions*  Waivers and Reductions    or Reductions*
    Growth and Income
    Portfolio                                0.75%          2.31%          3.06%               1.81%                  1.25%

--------------------------------------------------------------------------------
   * All expenses are stated both with and without contractual waivers and fee reductions by Janus Capital. Fee reductions for Growth and Income Portfolio reduce the Management Fee to the level of Janus Growth and
     Income Fund. Other waivers, if applicable, are first applied against the Management Fee and then against Other Expenses. Janus Capital has agreed to continue the waivers and fee reductions until at least the next annual renewal of the advisory agreement.
--------------------------------------------------------------------------------

   EXAMPLE:
   THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS OR REDUCTIONS. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 Year     3 Years    5 Years    10 Years
                                   -----------------------------------------
    Growth and Income Portfolio     $309       $945      $1,606      $3,374

                                                          Risk return summary  5

Investment objective, principal investment
           strategies and risks

               Growth and Income Portfolio has a similar investment objective and similar principal investment strategies to Janus Growth and Income Fund.

               Although it is anticipated that the Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of Growth and Income Portfolio and Janus Growth and Income Fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

               This section takes a closer look at the investment objective of Growth and Income Portfolio, its principal investment strategies and certain risks of investing in the Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Please carefully review the "Risks" section of this Prospectus on pages 12-15 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

               Growth and Income Portfolio seeks long-term capital growth and current income. It normally emphasizes investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Because of this investment strategy, the Portfolio is not designed for investors who need consistent income.

 6 Janus Aspen Series

The following questions and answers are designed to help you better understand Growth and Income Portfolio's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

               The Portfolio may invest substantially all of its assets in common stocks if the portfolio manager believes that common stocks will appreciate in value. The portfolio manager generally takes a "bottom up" approach to selecting companies. In other words, he seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. He makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

               Generally, yes. The portfolio manager seeks companies that meet his selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolio may invest.

3. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF GROWTH AND INCOME PORTFOLIO'S HOLDINGS?

               Growth and Income Portfolio shifts assets between the growth and income components of its holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, the Portfolio will place a greater emphasis on the growth component.

              Investment objective, principal investment strategies and risks  7

4. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF GROWTH AND INCOME PORTFOLIO'S INVESTMENTS?

               The growth component of the Portfolio's investments is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

5. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF GROWTH AND INCOME PORTFOLIO'S HOLDINGS?

               The income component of Growth and Income Portfolio will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the Portfolio if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

6. HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

               Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

GENERAL PORTFOLIO POLICIES

               Unless otherwise stated, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. So, for example, if the Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

 8 Janus Aspen Series

               CASH POSITION
               When the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Portfolio's cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after the portfolio manager has committed available assets to desirable investment opportunities. However, the portfolio manager may also temporarily increase the Portfolio's cash position to protect its assets or maintain liquidity.

               When the Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

               OTHER TYPES OF INVESTMENTS
               Growth and Income Portfolio also invests in domestic and foreign equity securities with varying degrees of emphasis on income which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks. The Portfolio may also invest to a lesser degree in other types of securities. These securities (which are described in the Glossary) may include:

               - debt securities

               - indexed/structured securities

               - high-yield/high-risk securities (less than 35% of the
                 Portfolio's assets)

               - options, futures, forwards and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

               - securities purchased on a when-issued, delayed delivery or forward commitment basis.

              Investment objective, principal investment strategies and risks  9

               ILLIQUID INVESTMENTS
               The Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolio's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

               FOREIGN SECURITIES
               The Portfolio may invest without limit in foreign equity and debt securities. The Portfolio may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies.

               SPECIAL SITUATIONS
               The Portfolio may invest in special situations. A special situation arises when, in the opinion of the Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

               PORTFOLIO TURNOVER
               The Portfolio generally intends to purchase securities for long-term investment although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs,

 10 Janus Aspen Series
               securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Changes are made in the Portfolio's holdings whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

               Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

             Investment objective, principal investment strategies and risks  11

RISKS FOR GROWTH AND INCOME PORTFOLIO

               Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Portfolio's share price may also decrease. The Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities or companies with relatively small market capitalizations.

The following questions and answers are designed to help you better understand some of the risks of investing in Growth and Income Portfolio.

1. THE PORTFOLIO MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

               Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW COULD THE PORTFOLIO'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS PERFORMANCE?

               The Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic

 12 Janus Aspen Series
               securities because the Portfolio's performance may depend on issues other than the performance of a particular company. These issues include:

               - CURRENCY RISK. As long as the Portfolio holds a foreign
                 security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

               - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Portfolio's assets from that country.

               - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

               - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

               - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

             Investment objective, principal investment strategies and risks  13

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK SECURITIES?

               High-yield/high-risk securities (or "junk" bonds) are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality securities generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade debt securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

4. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

               Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income securities is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

5. HOW DOES THE PORTFOLIO TRY TO REDUCE RISK?

               The Portfolio may use futures, options and other derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio manager believes the use of these instruments will benefit the Portfolio. However, the Portfolio's performance could be worse than if the Portfolio had not used such instruments if the portfolio manager's judgement proves incorrect. Risks associated with the use of derivative instruments are described in the SAI.

 14 Janus Aspen Series

6. I'VE HEARD A LOT ABOUT HOW THE CHANGE TO THE YEAR 2000 COULD AFFECT COMPUTER SYSTEMS. DOES THIS CREATE ANY SPECIAL RISKS?

               The portfolio manager carefully researches each potential investment before making an investment decision and, among other things, considers Year 2000 readiness when selecting portfolio holdings. However, there is no guarantee that the information the portfolio manager receives regarding a company's Year 2000 readiness is completely accurate. If a company has not satisfactorily addressed Year 2000 issues, the Portfolio's performance could suffer.

             Investment objective, principal investment strategies and risks  15

Management of the portfolio

INVESTMENT ADVISER

               Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to the Portfolio and is responsible for the day-to-day management of the investment portfolio and other business affairs of the Portfolio.

               Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

               Janus Capital furnishes continuous advice and recommendations concerning the Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolio, and may be reimbursed by the Portfolio for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolio and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

               Participating insurance companies that purchase the Portfolio's shares may perform certain administrative services relating to the Portfolio and Janus Capital or the Portfolio may pay those companies for such services.

 16 Janus Aspen Series

MANAGEMENT EXPENSES AND EXPENSE LIMITS

               The Portfolio pays Janus Capital a management fee which is calculated daily. The advisory agreement with the Portfolio spells out the management fee and other expenses that the Portfolio must pay. The Portfolio is subject to the following management fee schedule (expressed as an annual rate). In addition, the Shares of the Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

                        Average Daily
                         Net Assets         Annual Rate      Expense Limit
      Fee Schedule      of Portfolio       Percentage (%)    Percentage (%)
----------------------------------------------------------------------------
     Growth and
     Income Portfolio  First $300 Million       0.75
                       Next $200 Million        0.70           1.25(1)(2)
                       Over $500 Million        0.65
----------------------------------------------------------------------------

(1) Janus Capital has agreed to reduce Growth and Income Portfolio's management fee to the extent that such fee exceeds the effective rate of Janus Growth and Income Fund. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory contracts. The effective rate is the management fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). The effective rate of Janus Growth and Income Fund was 0.66% for the quarter ended March 31, 1999.

(2) Janus Capital has agreed to limit the Portfolio's expenses as indicated until at least the next annual renewal of the advisory contracts.

                                                 Management of the portfolio  17

INVESTMENT PERSONNEL

PORTFOLIO MANAGER

DAVID J. CORKINS
--------------------------------------------------------------------------------
                   is Executive Vice President and portfolio manager of Growth and Income Portfolio which he has managed since its inception. He is Executive Vice President and portfolio manager of Janus Growth and Income Fund which he has managed since August 1997. He previously served as an assistant portfolio manager of Janus Mercury Fund. He joined Janus in 1995 as a research analyst specializing in domestic financial services companies and a variety of foreign industries. Prior to joining Janus, he was the Chief Financial Officer of Chase U.S. Consumer Services, Inc., a Chase Manhattan mortgage business. He holds a Bachelor of Arts in English and Russian from Dartmouth and received his Master of Business Administration from Columbia University in 1993.

 18 Janus Aspen Series

                                                               Other information

               CLASSES OF SHARES

               The Portfolio currently offers two classes of Shares, one of which, the Institutional Shares, are offered pursuant to this prospectus and are sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Retirement Shares of the Portfolio are offered by separate prospectus and are available only to qualified plans using plan service providers that are compensated for providing distribution and/or recordkeeping and other administrative services provided. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Retirement Shares, please call 1-800-525-0020.

               CONFLICTS OF INTEREST

               The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Retirement Shares of the Portfolio (offered through a separate prospectus) are available to certain qualified plans. Although the Portfolio does not currently anticipate any disadvantages to policy owners because the Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in the Portfolio or substitute Shares of another Portfolio. If this occurs, the Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of the Portfolio to any separate account or qualified plan or may suspend or terminate the offering of the Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of the Portfolio's shareholders. It is possible that a qualified plan investing in the Retirement

                                                           Other information  19

               Shares of the Portfolio could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Shares. Janus Capital intends to monitor such qualified plans and the Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Retirement Shares to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

               YEAR 2000

               Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has devoted considerable internal resources and has engaged one of the foremost experts in the field to help achieve Year 2000 readiness. Janus Capital does not anticipate that Year 2000-related issues will have a material impact on its ability to continue to provide the Portfolio with service at current levels; however, Janus Capital cannot make any assurances that the steps it has taken to ensure Year 2000 readiness will be successful. In addition, there can be no assurance that Year 2000 issues will not affect the companies in which the Portfolio invests or worldwide markets and economies.

 20 Janus Aspen Series

                                                         Distributions and taxes

DISTRIBUTIONS

               To avoid taxation of the Portfolio, the Internal Revenue Code requires the Portfolio to distribute net income and any net gains realized on its investments annually. The Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

               Each class of the Portfolio makes semi-annual distributions in June and December of substantially all of its investment income and an annual distribution in June of its net realized gains, if any. All dividends and capital gains distributions from Shares of the Portfolio will automatically be reinvested into additional Shares of the Portfolio.

               HOW DISTRIBUTIONS AFFECT NAV

               Distributions are paid to shareholders as of the record date of the distribution of the Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of the Portfolio's Shares. The Share price of the Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Growth and Income Portfolio declared a dividend in the amount of $0.25 per share. If the price of Growth and Income Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

TAXES

               TAXES ON DISTRIBUTIONS

               Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of the Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be

                                                     Distributions and taxes  21
               subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

               TAXATION OF THE PORTFOLIO

               Dividends, interest and some gains received by the Portfolio on foreign securities may be subject to withholding of foreign taxes. The Portfolio may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolio which will reduce their investment income.

               The Portfolio does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. In addition, the Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

 22 Janus Aspen Series

                                                             Shareholder's guide

               INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIO DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT THE PORTFOLIO AS AN INVESTMENT OPTION FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

               Investments will be processed at the NAV next determined after an order is received and accepted by the Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange any day that the NYSE is open. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.

               To the extent the Portfolio holds securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

PURCHASES

               Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of the Portfolio. Participating insurance companies and certain other

                                                         Shareholder's guide  23
               designated organizations are authorized to receive purchase orders on the Portfolio's behalf.

               The Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of the Portfolio. Although there is no present intention to do so, the Portfolio may discontinue sales of its shares if management and the Trustees believe that continued sales may adversely affect the Portfolio's ability to achieve its investment objective. If sales of the Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in the Portfolio would be permitted to continue to authorize investment in the Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

REDEMPTIONS

               Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

               Shares of the Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

SHAREHOLDER COMMUNICATIONS

               Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolio. Each report will show the investments owned by the Portfolio and the market values thereof, as well as other information about the Portfolio and its operations. The Trust's fiscal year ends December 31.

 24 Janus Aspen Series

                                                            Financial highlights

               The financial highlights tables are intended to help you understand the Growth and Income Portfolio - Institutional Shares' financial performance for the life of the Portfolio. Items 1 through 9 reflect financial results for a single Share. Total return in the tables represents the rate that an investor would have earned (or lost) on an investment in the Institutional Shares of the Portfolio (assuming reinvestment of all dividends and distributions) but does not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

                                                        Financial highlights  25

           GROWTH AND INCOME PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------
                                                           Period ending
                                                            December 31
                                                              1998(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                      $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                       0.02
  3. Net gains (or losses) on securities (both realized
     and unrealized)                                             1.96
  4. Total from investment operations                            1.98
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                    (0.02)
  6. Tax return of capital distributions                           --
  7. Distributions (from capital gains)                            --
  8. Total distributions                                       (0.02)
  9. NET ASSET VALUE, END OF PERIOD                            $11.96
 10. Total return*                                             19.80%
 11. Net assets, end of period (in thousands)                  $6,413
 12. Average net assets for the period (in thousands)          $2,883
 13. Ratio of gross expenses to average net assets**            1.25%(2)
 14. Ratio of net expenses to average net assets**              1.25%
 15. Ratio of net investment income to average net
     assets**                                                   0.66%
 16. Portfolio turnover rate**                                    62%
------------------------------------------------------------------------

 *  Total return not annualized.
**  Annualized.
(1) May 1, 1998 (inception) through December 31, 1998.
(2) The ratio was 3.06% before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Growth and Income Fund.

 26 Janus Aspen Series

                                                    Glossary of investment terms

               This glossary provides a more detailed description of some of the types of securities and other instruments in which the Portfolio may invest. The Portfolio may invest in these instruments to the extent permitted by its investment objective and policies. The Portfolio is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks

                                                Glossary of investment terms  27

               (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

               HIGH-YIELD/HIGH-RISK SECURITIES are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolio must pay if these investments are profitable, the Portfolio may make various elections permitted by the tax laws. These elections could require that the Portfolio recognize taxable income, which

 28 Janus Aspen Series
               in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               REPURCHASE AGREEMENTS involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

               STANDBY COMMITMENTS are obligations purchased by the Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

                                                Glossary of investment terms  29

               STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

               STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

               TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market

 30 Janus Aspen Series
               interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolio does not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

               ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

                                                Glossary of investment terms  31

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolio may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

               INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

 32 Janus Aspen Series

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolio may purchase and write put and call options on securities, securities indices and foreign currencies.

                                                Glossary of investment terms  33

[JANUS LOGO]

        1-800-29JANUS
        100 Fillmore Street
        Denver, Colorado 80206-4928
        janus.com

You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting your plan sponsor or visiting our Web site at janus.com. In the Portfolio's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during its last fiscal year. Other information is also available from financial intermediaries that sell Shares of the Portfolio.
The Statement of Additional Information provides detailed information about the Portfolio and is incorporated into this Prospectus by reference. You may review the Portfolios' Statement of Additional Information at the Public Reference Room of the SEC or get text only copies for a fee, by writing to or calling the Public Reference Room, Washington, D.C. 20549-6009 (1-800-SEC-0330). You may obtain the Statement of Additional Information for free from the SEC's Web site at http://www.sec.gov.

                    Investment Company Act File No. 811-7736